      As filed with the Securities and Exchange Commission on April 29, 2003
                                                              File Nos. 33-64947
                                                                       811-07451
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE
         SECURITIES ACT OF 1933                  [_]

         PRE-EFFECTIVE AMENDMENT NO.
         POST-EFFECTIVE AMENDMENT NO. 10         [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 19  [X]
                        (Check Appropriate Box or Boxes)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               JOHN HANCOCK PLACE
                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                                BOSTON, MA 02117
          (Complete address of depositor's principal executive offices)

        Depositor's Telephone Number, Including Area Code: (617) 572-9196

                        ---------------------------------

                           ARNOLD R. BERGMAN, ESQUIRE
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               JOHN HANCOCK PLACE
                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                                BOSTON, MA 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                              --------------------

It is proposed that this filing become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2003 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, Registrant has registered an indefinite amount of securities under the Securities Act of 1933 and filed its Notice for fiscal year 2002 pursuant to Rule 24f-2 on March 25, 2003.

                          PROSPECTUS DATED MAY 1, 2003

                          DECLARATION VARIABLE ANNUITY

       a deferred combination fixed and variable annuity contract issued by
            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

     The contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and investment-based returns in the following variable investment options:

---------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS:        UNDERLYING FUND MANAGED BY:
 EQUITY OPTIONS:
  Equity Index. . . . . . . . . . .  SSgA Funds Management, Inc.
  Growth & Income . . . . . . . . .  Independence Investment LLC and Putnam Investment Management, LLC
  Fundamental Growth. . . . . . . .  Putnam Investment Management, LLC
  Small Cap Growth. . . . . . . . .  John Hancock Advisers, LLC
  International Opportunities . . .  T. Rowe Price International, Inc.
  Financial Industries. . . . . . .  John Hancock Advisers, LLC

 BOND & MONEY MARKET OPTIONS:
  Active Bond . . . . . . . . . . .  John Hancock Advisers, LLC
  Money Market. . . . . . . . . . .  Wellington Management Company, LLP
---------------------------------------------------------------------------------------------------------

     Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than JHVLICO. They involve investment risks including the possible loss of principal.

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the " Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds." In the prospectus for the Series Fund, the investment options may also be referred to as "funds," "portfolios" or "series."

     The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     For amounts you don't wish to invest in a variable investment option, you currently can select a five year guarantee period. (We may make additional guarantee periods available in the future, each of which would have its own guaranteed interest rate and expiration date, and we may make one or more additional guarantee periods available for contracts issued before September 30, 2002. We cannot provide any assurance that we will make any additional guarantee periods available, however.)

     If you remove money from any guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."

     The annuity described in this prospectus may be sold on a group basis. If you purchase the annuity under a group contract, you will be issued a group certificate. If that is the case, the word "contract" as used in this prospectus should be interpreted as meaning the certificate issued to you under the group contract.

                      JOHN HANCOCK ANNUITY SERVICING OFFICE
                      -------------------------------------

                                  MAIL DELIVERY
                                  -------------
                                   P.O. Box 772
                                 Boston, MA 02117

                                OVERNIGHT DELIVERY
                                ------------------
                      John Hancock Annuity Image Operations
                         27 Dry Dock Avenue, Second floor
                              South Boston, MA 02110

                              PHONE: 1-800-824-0335

                               FAX: 1-617-572-1571

********************************************************************************

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

        . The first section contains an "INDEX OF KEY WORDS."

        . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

        . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

        . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

        . "CONDENSED FINANCIAL INFORMATION" follows the "Additional
          Information." This gives some basic information about the size and past performance of the variable investment options.

The Series Fund's prospectus is attached at the end of this prospectus. You should save these prospectuses for future reference.

--------------------------------------------------------------------------------
                               IMPORTANT NOTICES

This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

We've also filed with the SEC a "Statement of Additional Information." This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 38.

The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.
--------------------------------------------------------------------------------

                               INDEX OF KEY WORDS

     We define or explain each of the following key words used in this prospectus on the pages shown below:

  KEY WORD                                               PAGE

  Accumulation units...................................    24
  Annuitant............................................     9
  Annuity payments.....................................    11
  Annuity period.......................................    11
  Contract year........................................     9
  Date of issue........................................     9
  Date of maturity.....................................    25
  Free withdrawal amount...............................    14
  Funds................................................     2
  Guarantee periods....................................     2
  Investment options...................................    12
  Market value adjustment..............................    22
  Premium payments.....................................     9
  Surrender value......................................    15
  Surrender............................................    14
  Variable investment options.......................... cover
  Withdrawal charge....................................    14
  Withdrawal...........................................    14

                                   FEE TABLES

     THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A DECLARATION VARIABLE ANNUITY CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

-------------------------------------------------------------------------------
       Contractowner Transaction Expenses          Declaration Variable Annuity
-------------------------------------------------------------------------------
 Maximum Withdrawal Charge (as % of amount               6% within 2 years
 withdrawn or surrendered)/1/                            5% within 4 years
                                                         4% within 5 years
                                                         3% within 6 years
                                                         2% within 7 years
                                                          0% thereafter
-------------------------------------------------------------------------------

     /1/This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.

     THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

-------------------------------------------------------------------------------
                                            Declaration Variable Annuity
-------------------------------------------------------------------------------
 Maximum Annual Contract Fee/2/                         $50
-------------------------------------------------------------------------------
 Current Annual Contract Fee/3/                         $30
-------------------------------------------------------------------------------
 Separate Account Annual Expenses
 (as a percentage of average
 account value)/4/
    CONTRACTS WITH INITIAL PREMIUM
 PAYMENT LESS THAN $250,000:
   Mortality and Expense Risk                          0.90%
    Charge                                             0.35%
   Administrative Services Charge                      -----
 Total Separate Account Annual                         1.25%
   Expenses
    CONTRACTS WITH INITIAL PREMIUM
 PAYMENT OF $250,000 OR MORE:
   Mortality and Expense Risk                          0.90%
    Charge                                             0.10%
   Administrative Services Charge                      -----
 Total Separate Account Annual                         1.00%
   Expenses
-------------------------------------------------------------------------------
 Optional Benefit Rider Charges/5/
-------------------------------------------------------------------------------
 Enhanced "Stepped-Up" Death          0.15% of your contract's total value
   Benefit Rider
-------------------------------------------------------------------------------
 Accidental Death Benefit Rider       0.10% of your contract's total value
-------------------------------------------------------------------------------
 Nursing Home Waiver                  0.05% of that portion of your contract's
                                      total value attributable to premiums that
                                      are still subject to withdrawal charges
-------------------------------------------------------------------------------

     /2/This charge is not currently imposed, and would only apply to contracts of less than $10,000.

     /3/This charge applies only to contracts of less than $10,000. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender.

     /4/This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to amounts in the guarantee periods.

     /5/Charges for optional benefit riders are assessed monthly. The monthly charge is 1/12th of the annual charge shown in the table.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN A DECLARATION VARIABLE ANNUITY CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE SERIES FUND'S PROSPECTUS.

--------------------------------------------------------------------------------------------------------------------
          Total Annual Fund Operating
                   Expenses                                          Minimum                      Maximum
--------------------------------------------------------------------------------------------------------------------
 Range of expenses that are deducted from fund assets,                0.23%                        1.55%
 including management fees, distribution and/ or service
 (12b-1) fees, and other expenses
--------------------------------------------------------------------------------------------------------------------
 Range of expenses after taking account of certain                    0.23%                        1.24%*
 reimbursements or waivers of expenses and fees
--------------------------------------------------------------------------------------------------------------------

* Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by the John Hancock Variable Series Trust I. The following table lists the JHVST funds available under your contract that are subject to these agreements. See the prospectus for the Series Fund for other information on reimbursement or waiver arrangements affecting the funds.

THE NEXT TABLE DESCRIBES FUND LEVEL FEES AND EXPENSES FOR EACH OF THE FUNDS. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE SERIES FUND.

--------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
FUND NAME                          FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
   TRUST I (NOTE 1):
--------------------------------------------------------------------------------------------------------------------------
Equity Index . . . . . . . . .   0.13%           N/A             0.10%            0.23%         0.00%           0.23%
--------------------------------------------------------------------------------------------------------------------------
Growth & Income. . . . . . . .   0.67%           N/A             0.08%            0.75%         0.00%           0.75%
--------------------------------------------------------------------------------------------------------------------------
Fundamental Growth . . . . . .   0.90%           N/A             0.26%            1.16%         0.16%           1.00%
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth . . . . . . .   1.05%           N/A             0.08%            1.13%         0.00%           1.13%
--------------------------------------------------------------------------------------------------------------------------
International Opportunities. .   1.14%           N/A             0.41%            1.55%         0.31%           1.24%
--------------------------------------------------------------------------------------------------------------------------
Financial Industries . . . . .   0.80%           N/A             0.10%            0.90%         0.00%           0.90%
--------------------------------------------------------------------------------------------------------------------------
Active Bond. . . . . . . . . .   0.61%           N/A             0.08%             .69%         0.00%           0.69%
--------------------------------------------------------------------------------------------------------------------------
Money Market . . . . . . . . .   0.25%           N/A             0.07%            0.32%         0.00%           0.32%
--------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. The percentages shown for the Financial Industries Fund are based on the fund's current management fee schedule and the operating expenses and average daily net assets of the fund's predecessor during 2002.

EXAMPLES

     THE FOLLOWING TWO EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A DECLARATION VARIABLE ANNUITY CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

     THE FIRST EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN AN "ALL RIDER" CONTRACT WITH THE FOLLOWING OPTIONAL BENEFIT RIDERS: ENHANCED "STEPPED-UP"DEATH BENEFIT RIDER, ACCIDENTAL DEATH BENEFIT RIDER AND NURSING HOME WAIVER RIDER. THE FIRST EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM ANNUAL CONTACT FEE AND THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

Declaration Variable Annuity - maximum fund-level total operating expenses


    ------------------------------------------------------------------------------------------
                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
    ------------------------------------------------------------------------------------------
    (1) IF YOU SURRENDER YOUR ALL
    RIDER CONTRACT AT THE END OF
    THE APPLICABLE TIME PERIOD:                   $829     $1396     $1988      $3451
    ------------------------------------------------------------------------------------------
    (2) IF YOU ANNUITIZE YOUR ALL
    RIDER CONTRACT AT THE END OF THE
    APPLICABLE TIME PERIOD:                       $289     $ 948     $1631      $3451
    ------------------------------------------------------------------------------------------
    (3) IF YOU DO NOT SURRENDER YOUR
    ALL RIDER CONTRACT:                           $289     $ 948     $1631      $3451
    ------------------------------------------------------------------------------------------

THE NEXT EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A "NO RIDER" CONTRACT WITH NO OPTIONAL BENEFIT RIDERS FOR THE TIME PERIODS INDICATED. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE AVERAGE ANNUAL CONTRACT FEE WE EXPECT TO RECEIVE FOR THE CONTRACTS AND THE MINIMUM FEES AND EXPENSES OF ANY OF THE FUNDS.

     ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

Declaration Variable Annuity - minimum fund-level total operating expenses

    ------------------------------------------------------------------------------------------

                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
    ------------------------------------------------------------------------------------------
    (1) IF YOU SURRENDER YOUR NO
    RIDER CONTRACT AT THE END OF
    THE APPLICABLE TIME PERIOD:                   $695     $930      $1170      $1813
    ------------------------------------------------------------------------------------------
    (2) IF YOU ANNUITIZE YOUR NO
    RIDER CONTRACT AT THE END OF
    THE APPLICABLE TIME PERIOD:                   $155     $480      $ 829      $1813
    ------------------------------------------------------------------------------------------
    (3) IF YOU DO NOT SURRENDER
    YOUR NO RIDER CONTRACT:                       $155     $480      $ 829      $1813
    ------------------------------------------------------------------------------------------

                                BASIC INFORMATION

   This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                                                              STARTING ON PAGE
  --------                                                                              ----------------
What is the contract?. . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . .             9

Who owns the contract?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             9

Is the owner also the annuitant?. . . . . . . . . . . . . . . . . . . . . . . . . .             9

How can I invest money in a contract? . . . . . . . . . . . . . . . . . . . . . . .             9

How will the value of my investment in the contract change over time? . . . . . . .            11

What annuity benefits does the contract provide?. . . . . . . . . . . . . . . . . .            11

To what extent can JHVLICO vary the terms and conditions of the contracts?. . . . .            12

What are the tax consequences of owning a contract? . . . . . . . . . . . . . . . .            12

How can I change my contract's investment allocations?. . . . . . . . . . . . . . .            12

What fees and charges will be deducted from my contract?. . . . . . . . . . . . . .            14

How can I withdraw money from my contract?. . . . . . . . . . . . . . . . . . . . .            15

What happens if the annuitant dies before my contract's date of maturity? . . . . .            17

What additional guarantee applies to the guarantee periods under my contract? . . .            18

What are the terms of the additional guarantee? . . . . . . . . . . . . . . . . . .            18

WHAT IS THE CONTRACT?

     The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

WHO OWNS THE CONTRACT?

     That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

IS THE OWNER ALSO THE ANNUITANT?

     In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Premium payments

     We call the investments you make in your contract premiums or premium payments. In general, you need at least a $1,000 initial premium payment to purchase a contract. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $500. If you deposit money directly from your bank account, your subsequent premium payments can be as small as $100.

Applying for a contract

     An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

     Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

     In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution, but delay the effectiveness of the contract until we receive your signed application. In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment.

     We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

Limits on premium payments

     You can make premium payments of up to $1,000,000 in any one contract year. The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,

---------------------------------------------------------------------------
                                            YOU MAY NOT MAKE ANY PREMIUM
                                            PAYMENTS AFTER THE ANNUITANT
  IF YOUR CONTRACT IS USED TO FUND                   REACHES AGE
---------------------------------------------------------------------------
  a "tax qualified plan"*                   70 1/2**
---------------------------------------------------------------------------
  a non-tax qualified plan                  84 1/2
---------------------------------------------------------------------------

     * as that term is used in "Tax Information," beginning on page 29. ** except for a Roth IRA, which has no age limit.

     We will not issue a contract if the proposed annuitant is older than age
84. We may waive any of these limits, however.

Ways to make premium payments

     Premium payments made by check or money order should be:

.. drawn on a U.S. bank,

.. drawn in U.S. dollars, and

.. made payable to "John Hancock."

     We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at the address shown on page 2 of this prospectus. We will also accept premium payments by wire. We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your JHVLICO representative or by contacting the John Hancock Annuity Servicing Office.

     Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

Premium payments by wire

     If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

     If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

.. issue a contract;

.. accept premium payments;  or

.. allow other transactions.

     After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

     Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

     Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we credit to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 14.

     The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. In states where approved, we currently make available various guarantee periods with durations of up to five years. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

     However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" beginning on page 22.

     At any time before the date of maturity, the total value of your contract equals:

.. the total amount you invested,

.. minus all charges we deduct,

.. minus all withdrawals you have made,

.. plus or minus any positive or negative MVA's that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

.. plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

.. plus the interest we credit to any of your contract's value while it is in a guarantee period.

WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

     If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore, you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

     You should carefully review the discussion under "The annuity period," beginning on page 25, for information about all of these choices you can make.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

     We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

     In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

.. partial withdrawal (including systematic withdrawals),

.. full withdrawal ("surrender"),

.. payment of any death benefit proceeds, and

.. periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

.. the type of the distribution,

.. when the distribution is made,

.. the nature of any tax qualified retirement plan for which the contract is being used, if any, and

.. the circumstances under which the payments are made.

     If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

     Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

     THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PLANS ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

Allocation of premium payments

     When you apply for your contract, you specify the variable investment options or guarantee periods (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

     Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee period that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

Transferring your assets

     Up to 12 times during each year of your contract, you may transfer:

.. all or part of the assets held in one VARIABLE INVESTMENT OPTION to any other available variable investment option or guarantee period, or

.. all or part of the assets held in one GUARANTEE PERIOD to any other available guarantee period or variable investment option (these transfers may, however, incur a market value adjustment--either positive or negative).

Transfers under our dollar cost averaging program do not count toward the 12 you are allowed each year. However, you may not:

.. transfer assets within 30 days prior to the contract's date of maturity,

.. transfer more than $1,000,000 in a contract year from any one variable investment option or guarantee period, without our prior approval,

.. make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options,

.. make any transfers, during the annuity period, to or from a fixed investment option, or

.. make any transfer during the annuity period that would result in more than four investment options being used at once.

     The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. The use of such transfers may be disruptive to a fund. We reserve the right to reject any premium payment or transfer request from any person, if in our judgment, a fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise be potentially adversely affected.

Procedure for transferring your assets

     You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the address shown on page 2. Your request should include:

.. your name,

.. daytime telephone number,

.. contract number,

.. the names of the investment options being transferred to and from each, and

.. the amount of each transfer.

The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone transfers

     Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     The contracts are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

Dollar cost averaging program

     You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar cost averaging program:

.. you may elect the program only if the total value of your contract equals
  $15,000 or more,

.. the amount of each transfer must equal at least $250,

.. you may change your dollar cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone,

.. you may discontinue the program at any time,

.. the program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted,

.. automatic transfers to or from guarantee periods are not permitted.

We reserve the right to suspend or terminate the program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Mortality and expense risk charge

     We deduct the Separate Account charge shown in the Fee Tables on a daily basis to compensate us primarily for mortality and expense risks that we assume under the contracts. This charge does not apply to assets you have in our guarantee periods. We take the deduction proportionally from each variable investment option you are then using.

     In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

Administrative services charge

     We deduct the Separate Account charge shown in the Fee Tables on a daily basis for administrative and clerical services that the contracts require us to provide. This charge does not apply to assets you have in our guarantee periods. We take the deduction proportionally from each variable investment option you are then using.

Annual contract fee

     Prior to the date of maturity of your contract, we will deduct the annual contract fee shown in the Fee Tables. We deduct this annual contract fee at the beginning of each contract year after the first. We also deduct it if you surrender your contract. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to $50.

Premium taxes

     We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

     In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

     If you withdraw some money from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

     Here's how we determine the charge: In any contract year, you may withdraw up to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the "free withdrawal amount." However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

     The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as shown in the Fee Tables.

     Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

     The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

     Here's how we deduct the withdrawal charge: We deduct the withdrawal charge proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a "Growth" variable investment option and 40% from a money market variable investment option, then we will deduct 60% of the withdrawal charge from the "Growth" option and 40% from the money market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

     You will find examples of how we compute the withdrawal charge in Appendix B to this prospectus.

     When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:

.. on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

.. on certain withdrawals if you have elected the nursing home rider that waives the withdrawal charge; and

.. on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

     How an MVA affects the withdrawal charge: If you make a withdrawal from a guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much less. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much more.

Other charges

     We deduct the optional benefit rider charges shown in the Fee Tables proportionally from each of your investment options, including the guaranteed periods, based on your value in each.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and partial withdrawals

     Prior to your contract's date of maturity, if the annuitant is living, you may:

.. surrender your contract for a cash payment of its "surrender value," or

.. make a partial withdrawal of the surrender value.

     The surrender value of a contract is the total value of a contract, after any market value adjustment, MINUS the annual contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

     Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
29. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

     We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

     Without our prior approval, you may not make a partial withdrawal:

        . for an amount less than $100, or

        . if the remaining total value of your contract would be less than $1,000.

If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. We reserve the right to terminate your contract if the value of your contract becomes zero.

     You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Nursing home waiver of withdrawal charge

     If your state permits, you may purchase an optional nursing home waiver of withdrawal charge rider when you apply for a contract. Under this rider, we will waive the withdrawal charges on any withdrawals, provided all the following conditions apply:

.. you become confined to a nursing home beginning at least 90 days after we issue your contract.

.. you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

.. we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

.. your confinement is prescribed by a doctor and medically necessary.

You may not purchase this rider if (1) you are older than 75 years at application or (2) in most states, if you were confined to a nursing home within the past two years.

     You should carefully review the tax considerations for optional benefit riders on page 28 before selecting this optional benefit rider. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

Systematic withdrawal plan

     Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless you request otherwise and we agree, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 10, and "What fees and charges will be deducted from my contract?" beginning on page 14. The same tax consequences also generally will apply.

     The following conditions apply to systematic withdrawal plans:

.. you may elect the plan only if the total value of your contract equals
  $15,000 or more,

.. the amount of each systematic withdrawal must equal at least $10,

.. if the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you,

 . you may cancel the plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

Standard death benefit

    If the annuitant dies before your contract's date of maturity, we will pay a standard death benefit, unless you have elected an enhanced death benefit rider.

    The standard death benefit is the greater of:

 . the total value of your contract, adjusted by any then-applicable market value adjustment, or

 . the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges.

    We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

 . proof of the annuitant's death, and

 . any required instructions as to method of settlement.

    Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page 26.

Enhanced death benefit riders

      "Stepped-up" death benefit rider

    If you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing a stepped-up death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of:

 . the standard death benefit (described above) or

 . the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract to date, PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

For these purposes, however, we count only those contract anniversaries that occur (1) BEFORE we receive proof of death and any required settlement instructions and (2) BEFORE the annuitant attains age 81.

    You may elect this rider ONLY when you apply for the contract and ONLY if this rider is available in your state. As long as the rider is in effect, you will pay a monthly charge for this benefit as shown in the Fee Tables.

    You should carefully review the tax considerations for optional benefit riders on page 29 before selecting this optional benefit rider. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

      Accidental death benefit rider

    If you are under age 80 when you apply for your contract, you may elect to purchase an accidental death benefit rider. In addition to any other death benefit, this rider provides a benefit upon the accidental death of the annuitant prior to the earlier of:

 . the contract's date of maturity, and

 . the annuitant's 80/th/ birthday.

    Under this rider, the beneficiary will receive an amount equal to the total value of the contract as of the date of the accident, up to a maximum of $200,000. We will pay the benefit after we receive, at the John Hancock Annuity Servicing Office:

 . proof of the annuitant's death, and

 . any required instructions as to method of settlement.

    You may elect this rider ONLY when you apply for the contract. As long as the rider is in effect, you will pay a monthly charge for this benefit as shown in the Fee Tables.

    You should carefully review the tax considerations for optional benefit riders on page 29 before selecting this optional benefit rider. For a complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy upon request. Not all states allow this benefit.

WHAT ADDITIONAL GUARANTEE APPLIES TO THE GUARANTEE PERIODS UNDER MY CONTRACT?

    John Hancock Financial Services, Inc. ("JHFS") guarantees JHVLICO's obligations with respect to any guarantee periods you have elected under the contract on the date of this prospectus. JHFS' guarantee will also apply to any new guarantee periods under your contract, unless and until we notify you otherwise. (If we give you such notice, however, the JHFS guarantee would remain in effect for all guarantee periods then had already started, and would be inapplicable only to guarantee periods starting after the date of such notice.) The JHFS guarantee does not relieve JHVLICO of any obligations under your contract - - it is in addition to all of the rights and benefits that the contract provides. There is no charge or cost to you for the JHFS guarantee, nor are there any other disadvantages to you of having this additional guarantee.

    Currently, JHVLICO's financial stability rating from A.M. Best Company, Inc. is A++, the highest, based on the strength its direct parent, John Hancock Life Insurance Company and the capital guarantee that JHFS (JHVLICO's ultimate parent) has provided to JHVLICO. Standard & Poor's Corporation and Fitch IBCA have assigned insurance claims-paying ability ratings to JHVLICO of AA, which place JHVLICO in the third highest category by these rating agencies. Moody's Investors Service, Inc. has assigned JHVLICO a financial strength rating of Aa3, which is its fourth highest rating.

    The additional guarantee saves JHVLICO the considerable expense of being a company required to periodically file Form 10-K and Form 10-Q reports with the Securities and Exchange Commission ("SEC"). The company that is giving the guarantee (JHFS) is the ultimate parent of all of the John Hancock group of companies (including JHVLICO). JHFS is a publicly-traded company and, as such, it also files Forms 10-K and 10-Q with the SEC. Under the SEC's rules, the JHFS guarantee will eliminate the need for JHVLICO also to file such reports. In addition, as discussed above, the additional guarantee has the advantage of making any amounts you have allocated to a guarantee period even more secure, without cost or other disadvantage to you.

WHAT ARE THE TERMS OF THE ADDITIONAL GUARANTEE?

    JHFS guarantees your full interest in any guarantee period. This means that, if JHVLICO fails to honor any valid request to surrender, transfer, or withdraw any amount from a guarantee period, or fails to allocate amounts from a guarantee period to an annuity option when it is obligated to do so, JHFS guarantees the full amount that you would have received, or value that you would have been credited with, had JHVLICO fully met its obligations under your contract. If a benefit becomes payable under the contract upon the death of an owner or annuitant, JHFS guarantees the lesser of (a) the amount of your contract value in any guarantee period on the date of death, increased by any upward market value adjustment (but not decreased by any negative market value adjustment) or (b) the total amount that the contract obligates JHVLICO to pay by reason of such death. If JHVLICO fails to make payment when due of any amount that is guaranteed by JHFS, you could directly request JHFS to satisfy JHVLICO's obligation, and JHFS must do so. You would not have to make any other demands on JHVLICO as a precondition to making a claim against JHFS under the guarantee.

                              ADDITIONAL INFORMATION

  CONTENTS OF THIS SECTION                                      STARTING ON PAGE
  Description of JHVLICO. . . . . . . . . . . . . . . . . . . .          20

  How to find additional information about JHVLICO and JHFS . .          20

  Who should purchase a contract. . . . . . . . . . . . . . . .          21

  How we support the variable investment options. . . . . . . .          21

  How we support the guarantee periods. . . . . . . . . . . . .          22

  How the guarantee periods work. . . . . . . . . . . . . . . .          22

  The accumulation period . . . . . . . . . . . . . . . . . . .          24

  The annuity period. . . . . . . . . . . . . . . . . . . . . .          25

  Variable investment option valuation procedures . . . . . . .          27

  Distribution requirements following death of owner. . . . . .          28

  Miscellaneous provisions. . . . . . . . . . . . . . . . . . .          28

  Tax information . . . . . . . . . . . . . . . . . . . . . . .          29

  Performance information . . . . . . . . . . . . . . . . . . .          36

  Reports . . . . . . . . . . . . . . . . . . . . . . . . . . .          36

  Voting privileges . . . . . . . . . . . . . . . . . . . . . .          36

  Certain changes . . . . . . . . . . . . . . . . . . . . . . .          36

  Distribution of contracts . . . . . . . . . . . . . . . . . .          37

  Experts . . . . . . . . . . . . . . . . . . . . . . . . . . .          38

  Registration statement. . . . . . . . . . . . . . . . . . . .          38

  Condensed financial information . . . . . . . . . . . . . . .          39

  Appendix A - Details About Our Guarantee Periods. . . . . . .          41

  Appendix B - Examples of Withdrawal Charge Calculation. . . .          44

                                       19

DESCRIPTION OF JHVLICO

    We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia.

    We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

    We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW TO FIND ADDITIONAL INFORMATION ABOUT JHVLICO AND JHFS

    JHFS files numerous documents and reports with the SEC, under a law commonly known as the "Exchange Act." This includes annual reports on Form 10-K, quarterly reports on Form 10-Q, other reports on Form 8-K, and proxy statements. JHVLICO and JHFS also file registration statements and other documents with the SEC, in addition to any that they file under the Exchange Act.

    You may read and copy all of the above documents, reports and registration statements at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information about how the public reference room works by calling 1-800-SEC-0330. Most of JHVLICO's and JHFS' filings with the SEC are also available to the public at the SEC's "web" site: http://www.sec.gov. Some of the reports and other documents that we file under the Exchange Act are deemed to be part of this prospectus, even though they are not physically included in this prospectus.

    These are the following reports and documents, which we "incorporate by reference" into this prospectus:

 . Form 10-K of JHFS for the year ended December 31, 2002;

 . Form 10-Q of JHFS for the three month period ended March 31, 2003;

 . Form 8-K of JHFS filed on January 9, 2003; and

 . All other documents or reports that JHVLICO or JHFS subsequently files with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act (Prior to 2003, JHVLICO also filed reports on Forms 10-K and 10-Q. However, as discussed above under "What are the reasons for the additional guarantee?", JHVLICO no longer intends to file such reports.

We will provide to you, free of charge, a copy of any or all of the above documents or reports that are incorporated into this prospectus. To request such copies, please call or write the John Hancock Annuity Servicing Office using the phone number or address shown on page 2 of this prospectus.

WHO SHOULD PURCHASE A CONTRACT?

    We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:

 . traditional individual retirement annuity plans ("traditional IRAs") satisfying the requirements of Section 408 of the Code;

 . non-deductible IRA plans ("Roth IRAs") satisfying the requirements of Section
   408A of the Code;

 . SIMPLE IRA plans adopted under Section 408(p) of the Code;

 . Simplified Employee Pension plans ("SEPs") adopted under Section 408(k)of the
   Code; and

 . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

    We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts purchased in connection with tax qualified retirement plans beginning on page 31.

    When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

    We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

    To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

    We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account JF (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

    The Account's assets, including each Series Fund's shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

    All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

HOW WE SUPPORT THE GUARANTEE PERIODS

    All of JHVLICO's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

 HOW THE GUARANTEE PERIODS WORK

    Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its accumulated value to a money market variable investment option under your contract, unless you elect to:

 . withdraw all or a portion of any such amount from the contract,

 . allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

 . allocate all or a portion of such amount to one or more of the variable investment options.

    You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

    We currently make available guarantee periods with durations up to five years. You may not select a guarantee period if it extends beyond your contract's date of maturity. We reserve the right to add or delete guarantee periods from those that are available at any time for new allocations.

Guaranteed interest rates

    Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

               ---------------------------------------------------
                We make the final determination of guaranteed rates to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future guaranteed periods.
               ---------------------------------------------------

    You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered at any time by calling the John Hancock Annuity Servicing Office at the telephone number on page 2.

Calculation of market value adjustment ("MVA")

    If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment.

    A market value adjustment also generally applies to:

 . death benefits pursuant to your contract,

 . amounts you apply to an annuity option, and

 . amounts paid in a single sum in lieu of an annuity.

    The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract.

    Here is how the MVA works:

              ---------------------------------------------------------------
               We compare

               . the guaranteed rate of the guarantee period from
                 which the assets are being taken WITH

               . the guaranteed rate we are currently offering for
                 guarantee periods of the same duration as remains in the guarantee period from which the assets are being taken.

               If the first rate exceeds the second by more than 1/2 %, the market value adjustment produces an increase in your contract's value.

               If the first rate does not exceed the second by at least 1/2%, the market value adjustment produces a decrease in your contract'svalue.
              ---------------------------------------------------------------

    For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

    The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

THE ACCUMULATION PERIOD

Your value in our variable investment options

    Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

    To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                 ----------------------------------------------
                  dollar amount of transaction
                                   DIVIDED BY
                  value of one accumulation unit for the
                  applicable variable investment option at the
                  time of such transaction
                 ----------------------------------------------

    The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

    Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

                -----------------------------------------------
                 number of accumulation units in the
                 variable investment options
                                      TIMES
                 value of one accumulation unit for the
                 applicable variable investment option at that
                 time
                -----------------------------------------------

Your value in the guarantee periods

    On any date, the total value of your contract in a guarantee period equals:

 . the amount of premium payments or transferred amounts allocated to the guarantee period, MINUS

 . the amount of any withdrawals or transfers paid out of the guarantee period, MINUS

 . the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

 . the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

 . the amount of any charges and fees deducted from that guarantee period, PLUS

 . interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

THE ANNUITY PERIOD

Date of maturity

     Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be:

 . at least 6 months after the date the first premium payment is applied to your contract, and

 . no later than the maximum age specified in your contract (normally age
   95).

     Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 31.)

Choosing fixed or variable annuity payments

     During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

     We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (directing all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

     We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option.

     Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

     Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 26).

     Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

     If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

     Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

 . you have not made an election prior to the annuitant's death;

 . the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

 . the beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable monthly annuity payments

     We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

     The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option.

     Here's how it works:

 . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

 . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

 . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

      Assumed investment rate

     The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

     You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

     The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000. We then multiply the result by the greater of:

 . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

 . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

     Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

     OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

     Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

     OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

     OPTION C: JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

     OPTION D: JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

     OPTION E: LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

     OPTION F: INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

     OPTION G: INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

     With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

     If the payee is more than 85 years old on the date of maturity, the following two options are not available:

 . Option A:  "life annuity with 5 years guaranteed" and

 . Option B:  "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

     We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

   If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the following box. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

     ---------------------------------------------------------------------------
      IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:
      .if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.
      .if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:
          (1) paid out in full within five years of your death or
          (2)applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.
       If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the last surviving annuitant, the entire interest equals:
      .the surrender value if paid out in full within five years of your death,
       or
      .the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.
      IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:
      .any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.
     ---------------------------------------------------------------------------

   The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

   Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

MISCELLANEOUS PROVISIONS

Assignment; change of owner or beneficiary

   To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

   Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. The contract designates the person you choose as beneficiary. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

     . the rights of any assignees of record,

     . the any action taken prior to receipt of the notice, and

     . certain other conditions.

   An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

TAX INFORMATION

Our income taxes

     We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

     The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Special Considerations for Optional Benefit Riders

     If you have elected the optional stepped-up death benefit rider or accidental death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with the rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.

     At present, the IRS has not provided guidance as to the tax effect of adding an optional nursing home waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with this rider is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals.

     We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.

Contracts not purchased to fund a tax qualified plan

      Undistributed gains

     We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

     However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

      Annuity payments

     When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

     The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

      Surrenders, withdrawals and death benefits

     When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

     When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain". Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

     For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by JHVLICO or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

     All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

     Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution requirements following death of owner."

      Penalty for premature withdrawals

     The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

      Puerto Rico annuity contracts not purchased to fund a tax qualified plan

     Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

     Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

     The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

     We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

     The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

      Tax-free rollovers

     For tax years beginning in 2002, if permitted under your plans, you may make a tax-free rollover from:

 . a traditional IRA to another traditional IRA,

 . a traditional IRA to another tax-qualified plan, including a Section
   403(b) plan

 . any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

 . any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

 . a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

 . a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

     In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

      Traditional IRAs

     Annual contribution limit. A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

 . 100% of compensation includable in your gross income, or

 . the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

     Catch-Up Contributions. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

     Spousal IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

     Deductibility of contributions. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

     The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 . your federal income tax filing status, and

 . your "Modified Adjusted Gross Income."

     Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

     Distributions. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

     The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

      Roth IRAs

     Annual contribution limit. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

     The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

     Catch-Up Contributions. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

     Spousal IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

     Distributions. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 . after you reach age 59 1/2,

 . on your death or disability, or

 . to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

     The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).

     Conversion to a Roth IRA. You can convert a traditional IRA to a Roth IRA, unless

 . you have adjusted gross income over $100,000, or

 . you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted amounts.

  You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

   SIMPLE IRA plans

  In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005.
After that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

  Catch-Up Contributions. A SIMPLE IRA holder age 50 or older may increase contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

  Distributions. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

   Simplified Employee Pension plans (SEPs)

  SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

  Distributions. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

   Section 403(b) plans

  Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

  Annual Contribution Limit. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

  Catch-Up Contributions.   A Section 403(b) plan participant age 50 or older
may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

  Distributions. When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

 . on the employee's separation from service, death, or disability,

 . with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

 . transfers and exchanges to other products that qualify under Section 403(b).

    Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

      Pension and profit sharing plans qualified under Section 401(a)

    In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

    Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

    The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

    Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70 1/2 or, if later, retires.

      "Top-heavy" plans

    Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

      Section 457 deferred compensation plans

    Under the provisions of Section 457 of the Code, you can exclude a portion your compensation from gross income if you participate in a deferred of compensation plan maintained by:

 . a state,

 . a political subdivision of a state,

 . an agency or instrumentality or a state or political subdivision of a state, or

 . a tax-exempt organization.

    As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

    The deferred compensation plan must satisfy several conditions, including the following:

 . the plan must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency), and

 . all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

  Annual contribution limit.   The amount of the non-taxable contributions made
for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

  Catch-Up Contributions. A 457 plan participant age 50 or older may increase contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

  Distributions. When we make payments under your contract in the form of an annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires

   Elective Deferral Limits

  A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans.
The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006.
After that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

   Elective Catch-up Limits

  A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

   Withholding on rollover distributions

  The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

   Puerto Rico annuity contracts purchased to fund a tax-qualified plan

  The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

  The above description of Federal (and Puerto Rico) income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively.

  Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

 PERFORMANCE INFORMATION

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

    Total return at the Account level is the percentage change between

 . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

 . the value at the end of such period.

 At the Account level, total return reflects adjustments for

 . the mortality and expense risk charges,

 . the administrative charge,

 . the annual contract fee, and

 . any withdrawal payable if the owner surrender his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

   We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any contract fee or withdrawal charge and it may be for additional durations.

   We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

   Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

   Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

 REPORTS

   At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

 VOTING PRIVILEGES

   At meetings of the Series Fund's shareholders, we will generally vote all the shares of each fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

 CERTAIN CHANGES

Changes to the Account

   We reserve the right, subject to applicable law, including any required shareholder approval,

 . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

 . to add or delete variable investment options,

 . to change the underlying investment vehicles,

 . to operate the Account in any form permitted by law, and

 . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

    Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

    We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

    The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

 . the size of the initial premium payment,

 . the size of the group or class,

 . the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

 . the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

 . the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

 . the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

    We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

 DISTRIBUTION OF CONTRACTS

    Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock Life Insurance Company.

    You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with JHVLICO and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 7.0% of premium payments (on a present value basis) for sales of the contracts described in this
prospectus.   For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither JHVLICO nor Signator is obligated to sell any particular amount of contracts. We also reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

 EXPERTS

   Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock Financial Services, Inc. at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, as set forth in their report. Those financial statements and schedules are included as part of the Form 10-K of JHFS for the year ended December 31, 2002, which are incorporated by reference into this prospectus in reliance upon Ernst & Young's report, given on their authority as experts in accounting and auditing.

   Ernst & Young LLP have also audited the consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of John Hancock Variable Annuity Account JF at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. We've included the financial statements of JHVLICO and the financial statements of the Account in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

 REGISTRATION STATEMENT

   This prospectus omits certain information contained in the registration statement filed with the SEC. Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                                             page of SAI
DISTRIBUTION . . . . . . . . . . . . . . . . .   2
CALCULATION OF PERFORMANCE DAT . . . . . . . .   2
OTHER PERFORMANCE INFORMATION  . . . . . . . .  16
CALCULATION OF ANNUITY PAYMENTS  . . . . . . .  16
ADDITIONAL INFORMATION
 ABOUT DETERMINING UNIT VALUES . . . . . . . .  18
PURCHASES AND
  REDEMPTIONS OF FUND SHARES . . . . . . . . .  19
THE ACCOUNT  . . . . . . . . . . . . . . . . .  19
DELAY OF CERTAIN PAYMENTS  . . . . . . . . . .  20
LIABILITY FOR TELEPHONE TRANSFERS  . . . . . .  20
VOTING PRIVILEGES  . . . . . . . . . . . . . .  21
FINANCIAL STATEMENTS . . . . . . . . . . . . .  22

                         CONDENSED FINANCIAL INFORMATION
                  FOR JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

  The following table provides selected data for Declaration accumulation shares for contracts with initial premium payments of less than $250,000. Each period begins on January 1, except that the first year of operation of an investment option begins on the date shown in the Notes at the end of this table.

                                                                Year Ended   Year Ended   Year Ended    Year Ended
                                                               December 31, December 31, December 31,  December 31,
                                                                   2002         2001         2000          1999
                                                               ------------ ------------ ------------  ------------



EQUITY INDEX
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . .    $17.58       $10.00           --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .    $13.49       $17.58           --            --
 Number of Accumulation Shares outstanding at end of period . .   366,608      447,352           --            --
GROWTH & INCOME
 Accumulation share value:
 Beginning of period  (Note 1)  . . . . . . . . . . . . . . . .     $7.36       $10.00           --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .     $5.66        $7.36           --            --
 Number of Accumulation Shares outstanding at end of period . . 1,034,165    1,326,556           --            --
FUNDAMENTAL GROWTH
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . .     $9.86       $10.00           --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .     $6.79        $9.86           --            --
 Number of Accumulation Shares outstanding at end of period . .   114,921      167,698           --            --
SMALL CAP GROWTH
 Accumulation share value:
 Beginning of period  (Note 1)  . . . . . . . . . . . . . . . .    $14.19       $10.00           --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .     $9.81       $14.19           --            --
 Number of Accumulation Shares outstanding at end of period . .   270,532      334,521           --            --
INTERNATIONAL OPPORTUNITIES
Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . .    $10.00           --           --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .     $6.72           --           --            --
 Number of Accumulation Shares outstanding at end of period . .   103,370           --           --            --
FINANCIAL INDUSTRIES (Note 2)
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . .    $14.58       $17.90       $14.25        $14.36
  End of period . . . . . . . . . . . . . . . . . . . . . . . .    $11.60       $14.58       $17.90        $14.25
 Number of Accumulation Shares outstanding at end of period . .   946,719    1,210,792    1,113,582     1,506,906
ACTIVE BOND
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . .    $10.39       $10.00           --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .    $11.00       $10.39           --            --
 Number of Accumulation Shares outstanding at end of period . .   400,122      341,607           --            --
MONEY MARKET
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . .    $10.12       $10.00           --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .    $10.15       $10.12           --            --
 Number of Accumulation Shares outstanding at end of period . .   552,435      457,386           --            --


                                                                Year Ended   Year Ended
                                                               December 31, December 31,
                                                                   1998         1997
                                                               ------------ ------------
EQUITY INDEX
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . .         --           --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .         --           --
 Number of Accumulation Shares outstanding at end of period . .         --           --
GROWTH & INCOME
 Accumulation share value:
 Beginning of period  (Note 1)  . . . . . . . . . . . . . . . .         --           --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .         --           --
 Number of Accumulation Shares outstanding at end of period . .         --           --
FUNDAMENTAL GROWTH
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . .         --           --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .         --           --
 Number of Accumulation Shares outstanding at end of period . .         --           --
SMALL CAP GROWTH
 Accumulation share value:
 Beginning of period  (Note 1)  . . . . . . . . . . . . . . . .         --           --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .         --           --
 Number of Accumulation Shares outstanding at end of period . .         --           --
INTERNATIONAL OPPORTUNITIES
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . .         --           --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .         --           --
 Number of Accumulation Shares outstanding at end of period . .         --           --
FINANCIAL INDUSTRIES (Note 2)
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . .     $13.39       $10.00
  End of period . . . . . . . . . . . . . . . . . . . . . . . .     $14.36       $13.39
 Number of Accumulation Shares outstanding at end of period . .  1,826,652      645,730
ACTIVE BOND
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . .         --           --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .         --           --
 Number of Accumulation Shares outstanding at end of period . .         --           --
MONEY MARKET
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . .         --           --
  End of period . . . . . . . . . . . . . . . . . . . . . . . .         --           --
 Number of Accumulation Shares outstanding at end of period . .         --           --

 (1) Values shown for 2001 begin on November 15, 2001.

 (2) Values shown for Financial Industries are based on Account holdings of the predecessor fund and begin on April 30, 1997.

  The following table provides selected data for Declaration accumulation shares for contracts with initial premium payments of $250,000 or more. Each period begins on January 1, except that the first year of operation of an investment option begins on the date shown in the Notes at the end of this table.

                                                                       Year Ended    Year Ended    Year Ended    Year Ended
                                                                      December 31,  December 31,  December 31,  December 31,
                                                                          2002          2001          2000          1999
                                                                      ------------  ------------  ------------  ------------


EQUITY INDEX
 Accumulation share value:
 Beginning of period  (Note 1). . . . . . . . . . . . . . . . . . .      $14.56        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .      $11.20        $14.56            --            --
 Number of Accumulation Shares outstanding at end of period . . . .      59,634        75,420            --            --
GROWTH & INCOME
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . . . .      $12.97        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .       $9.99        $12.97            --            --
 Number of Accumulation Shares outstanding at end of period . . . .      26,987        92,665            --            --
FUNDAMENTAL GROWTH
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . . . .      $10.43        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .       $7.20        $10.43            --            --
 Number of Accumulation Shares outstanding at end of period . . . .      33,826        64,187            --            --
SMALL CAP GROWTH
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . . . .      $16.57        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .      $11.49        $16.57            --            --
 Number of Accumulation Shares outstanding at end of period . . . .      29,369        50,072
INTERNATIONAL OPPORTUNITIES
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . . . .      $10.00                          --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .       $6.79            --            --            --
 Number of Accumulation Shares outstanding at end of period . . . .       7,963            --            --            --
FINANCIAL INDUSTRIES (Note 2)
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . .      $14.74        $18.06        $14.35        $14.42
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .      $11.76        $14.74        $18.06        $14.35
 Number of Accumulation Shares outstanding at end of period . . . .      95,524       155,926       115,989        93,950
ACTIVE BOND
 Accumulation share value:
 Beginning of period (Note 1)                                            $13.20        $10.00            --            --
  End of period                                                          $14.02        $13.20            --            --
Number of Accumulation Shares outstanding at end of period                8,785         9,232            --            --
 MONEY MARKET
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . . . .      $12.11        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .      $12.17        $12.11            --            --
 Number of Accumulation Shares outstanding at end of period . . . .      28,641        20,225


                                                                       Year Ended    Year Ended
                                                                      December 31,  December 31,
                                                                          1998          1997
                                                                      ------------  ------------
EQUITY INDEX
 Accumulation share value:
 Beginning of period  (Note 1). . . . . . . . . . . . . . . . . . .          --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .          --            --
 Number of Accumulation Shares outstanding at end of period . . . .          --            --
GROWTH & INCOME
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . . . .          --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .          --            --
 Number of Accumulation Shares outstanding at end of period . . . .          --            --
FUNDAMENTAL GROWTH
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . . . .          --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .          --            --
 Number of Accumulation Shares outstanding at end of period . . . .          --            --
SMALL CAP GROWTH
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . . . .          --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .          --            --
 Number of Accumulation Shares outstanding at end of period . . . .
INTERNATIONAL OPPORTUNITIES
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . . . .          --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .          --            --
 Number of Accumulation Shares outstanding at end of period . . . .          --            --
FINANCIAL INDUSTRIES (Note 2)
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . . . . . . . . . . . .      $13.41        $10.00
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .      $14.42        $13.41
 Number of Accumulation Shares outstanding at end of period . . . .     149,851        73,106
ACTIVE BOND
 Accumulation share value:
 Beginning of period (Note 1)                                                --            --
  End of period                                                              --            --
Number of Accumulation Shares outstanding at end of period                   --            --
 MONEY MARKET
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . . . . . . . . . . .          --            --
  End of period . . . . . . . . . . . . . . . . . . . . . . . . . .          --            --
 Number of Accumulation Shares outstanding at end of period . . . .

 (1)  Values shown for 2001 begin on November 15, 2001.

 (2) Values shown for Financial Industries begin on April 30, 1997 and are based on Account holdings of the predecessor fund.

                APPENDIX A - DETAILS ABOUT OUR GUARANTEED PERIODS

INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

  We back our obligations under the guarantee periods with JHVLICO's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

  We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

     . corporate bonds,

     . mortgages,

     . mortgage-backed and asset-backed securities, and

     . government and agency issues.

  We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

GUARANTEED INTEREST RATES

  We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

     . receive your premium payment,

     . effectuate your transfer, or

     . renew your guarantee period.

  We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

  We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                                (   1+g   )/n/12/
                                 ---------         -1
                                (1+c+0.005)

  where,

     . G is the guaranteed rate in effect for the current guarantee period.

     . C is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

     . N is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

-------------------------------------------------------------------------------------
Amount withdrawn or transferred          $10,000
-------------------------------------------------------------------------------------
Guarantee period                         5 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      4%
-------------------------------------------------------------------------------------
Guaranteed rate for new 3 year           3%
guarantee (c)
-------------------------------------------------------------------------------------
Remaining guarantee period (n)           36 months
-------------------------------------------------------------------------------------

Market value adjustment:

                                   [(   1+0.04   )/36/12/ ]
                            10,000x[------------        -1]= -145.63
                                   [(1+0.03+0.005)        ]

Amount withdrawn or transferred (adjusted for market value adjustment): $10,000 + $145.63 = $10,145.63

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

-------------------------------------------------------------------------------------
Amount withdrawn or transferred          $10,000
-------------------------------------------------------------------------------------
Guarantee period                         5 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      4%
-------------------------------------------------------------------------------------
Guaranteed rate for new 3 year           5%
guarantee (c)
-------------------------------------------------------------------------------------
Remaining guarantee period(n)            36 months
-------------------------------------------------------------------------------------


Market value adjustment:

                                   [(   1+0.04   )/36/12/ ]
                            10,000x[------------        -1]= -420.50
                                   [(1+0.05+0.005)        ]

Amount withdrawn or transferred (adjusted for money market adjustment): $10,000
- 420.50 = $9,579.50

  ________________________________________________________________________

*All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

              APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

 ASSUME THE FOLLOWING FACTS:

  On January 1, 1997, you make a $5000 initial premium payment and we issue you a contract.

  On January 1, 1998, you make a $1000 premium payment

  On January 1, 1999, you make a $1000 premium payment.

  On January 1, 2000, the total value of your contract is $9000 because of good investment earnings.

   Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $272.23. We withdraw a total of $6272.23 from your contract.

  $6000.00 --  withdrawal request payable to you
  + 272.23 --  withdrawal charge payable to us
  --------
  $6272.23 --  total amount withdrawn from your contract

 HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

1. We FIRST reduce your $5,000 INITIAL PREMIUM PAYMENT by the three annual $30 contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your contract.

  $   5000
       -30 --  1998 contract fee payable to us
       -30 --  1999 contract fee payable to us
       -30 --  2000 contract fee payable to us
  --------
  $   4910 --  amount of your initial premium payment we would consider to be withdrawn.

   Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial premium payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $200.50 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3809.50 to you as a part of your withdrawal request.

  $   4910
      -900 --  free withdrawal amount (payable to you)
  --------
  $   4010
     x .05
  --------
  $ 200.50 --  withdrawal charge on initial premium payment (payable to us)

  $4010.00
   -200.50
  --------
   3809.50 --  part of withdrawal request payable to you

2. We NEXT deem the entire amount of your 1998 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this
  premium payment 2 years ago, the withdrawal charge percentage is 5%.   We
  deduct the resulting $50 from your contract to cover the withdrawal charge on your 1998 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

  $   1000
      x.05
  --------
  $     50 --  withdrawal charge on 1998 premium payment (payable to us)

  $   1000
      - 50
  --------
      $950 --  part of withdrawal request payable to you

3. We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3809.50 from your initial premium payment, and $950 from your 1998 premium payment. Therefore, $340.50 is needed to reach $6000.

  $6000.00 --  total withdrawal amount requested
   -900.00 --  free withdrawal amount
  -3809.50 --  payment deemed from initial premium payment
   -950.00 --  payment deemed from 1998 premium payment
  --------
  $ 340.50 --  additional payment to you needed to reach $6000

     We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

  $ 340.50  = x -[.06x]
  $ 340.50  = .94x

  $ 340.5
  --------
      0.94  = x
  $ 362.23  = x

  $ 362.23  -- deemed withdrawn from 1999 premium payment
  -$340.50  -- part of withdrawal request payable to you
  --------
  $  21.73  -- withdrawal charge on 1999 premium deemed withdrawn (payable to us)


  $ 200.50  -- withdrawal charge on the initial premium payment
     50.00  -- withdrawal charge on the 1998 premium payment
     21.73  -- withdrawal charge on the 1999 premium payment
  --------
   $272.23  -- Total withdrawal charge
  ========

                           PROSPECTUS DATED MAY 1, 2003

                             PATRIOT VARIABLE ANNUITY

       a deferred combination fixed and variable annuity contract issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

     The contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and investment-based returns in the following variable investment options:

----------------------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS:                  UNDERLYING FUND MANAGED BY:
 EQUITY OPTIONS:
  Equity Index . . . . . . . . . . . .  .      SSgA Funds Management, Inc.
  Large Cap Value . . . . . . . . . . . .      T. Rowe Price Associates, Inc.
  Large Cap Growth . . . .. . . . . . . .      Independence Investment LLC
  Earnings Growth . . . .. . . . . . .  .      Fidelity Management & Research Company
  Growth & Income . . . .. . . . . . .. .      Independence Investment LLC and Putnam Investment Management, LLC
  Fundamental Value. . .. . . . . . . . .      Wellington Management Company, LLP
  Fundamental Growth. . . . . . . . . . .      Putnam Investment Management, LLC
  Small/Mid Cap CORE /SM/ . . . . . . . .      Goldman Sachs Asset Management, L.P.
  Small Cap Growth . . . .. . . . . . . .      John Hancock Advisers, LLC
  Small Cap Emerging Growth . . . . . . .      Wellington Management Company, LLP
  International Equity Index. . . . . . .      Independence Investment LLC
  International Opportunities . . . . . .      T. Rowe Price International, Inc.
  Overseas Equity . . . . . . . . . . . .      Capital Guardian Trust Company
  Emerging Markets Equity . . . . . . . .      Van Kampen (a registered trade name of Morgan Stanley Investment
                                               Management Inc.)
  Real Estate Equity . . .. . . . . . . .      RREEF America LLC and Van Kampen (a registered trade name of Morgan
                                               Stanley Investment Management Inc.)
  Financial Industries. . . . . . . . . .      John Hancock Advisers, LLC

 BALANCED OPTIONS:
  Managed. . . . . . . .. . . . . . . . .      Independence Investment LLC and Capital Guardian Trust Company

 BOND & MONEY MARKET OPTIONS:
  Short-Term Bond . . . . . . . . . . . .      Independence Investment LLC
  Bond Index . . . . . . .. . . . . . . .      Standish Mellon Asset Management Company LLC
  Active Bond . . . . .. .  . . . . . . .      John Hancock Advisers, LLC
  High Yield Bond . . . ..  . . . . . . .      Wellington Management Company, LLP
  Global Bond . . . . . ..  . . . . . . .      Capital Guardian Trust Company
  Money Market . . . . . .  . . . . . . .      Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the " Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds." In the prospectus for the Series Fund, the investment options may also be referred to as "funds," "portfolios" or "series."

     The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     For amounts you don't wish to invest in a variable investment option, you currently can select a five year guarantee period. (We may make additional guarantee periods available in the future, each of which would have its own guaranteed interest rate and expiration date, and we may make one or more additional guarantee periods available for contracts issued before September 30, 2002. We cannot provide any assurance that we will make any additional guarantee periods available, however.)

     If you remove money from any guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment."

     The annuity described in this prospectus may be sold on a group basis. If you purchase the annuity under a group contract, you will be issued a group certificate. If that is the case, the word "contract" as used in this prospectus should be interpreted as meaning the certificate issued to you under the group contract.

                      JOHN HANCOCK ANNUITY SERVICING OFFICE
                      -------------------------------------

                                  MAIL DELIVERY
                                  -------------
                                   P.O. Box 772
                                 Boston, MA 02117

                                OVERNIGHT DELIVERY
                                ------------------
                      John Hancock Annuity Image Operations
                         27 Dry Dock Avenue, Second floor
                              South Boston, MA 02110

                              PHONE: 1-800-824-0335

                               FAX:  1-617-572-1571

     Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than JHVLICO. They involve investment risks including the possible loss of principal.

********************************************************************************

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

          .    The first section contains an "INDEX OF KEY WORDS."

          . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

          . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

          . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

          . "CONDENSED FINANCIAL INFORMATION" follows the "Additional Information." This gives some basic information about the size and past performance of the variable investment options.

The Series Funds' prospectuses are attached at the end of this prospectus. You should save these prospectuses for future reference.

                                IMPORTANT NOTICES

This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

     We've also filed with the SEC a "Statement of Additional Information." This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 41.

     The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                INDEX OF KEY WORDS

     We define or explain each of the following key words used in this prospectus on the pages shown below:

    KEY WORD                                               PAGE

    Accumulation units...................................    26
    Annuitant............................................    10
    Annuity payments.....................................    12
    Annuity period.......................................    27
    Contract year........................................    10
    Date of issue........................................    10
    Date of maturity.....................................    27
    Free withdrawal amount...............................    16
    Funds................................................     2
    Guarantee periods....................................     2
    Investment options...................................    13
    Market value adjustment..............................    12
    Premium payments.....................................    10
    Surrender............................................    17
    Surrender value......................................    17
    Variable investment options.......................... cover
    Withdrawal...........................................    16
    Withdrawal charge....................................    16

                                   FEE TABLES

     THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A PATRIOT VARIABLE ANNUITY CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

-------------------------------------------------------------------------------
       Contractowner Transaction Expenses            Patriot Variable Annuity
-------------------------------------------------------------------------------
 Maximum Withdrawal Charge (as % of amount              6% within 2 years
 withdrawn or surrendered)/1/                           5% within 4 years
                                                        4% within 5 years
                                                        3% within 6 years
                                                        2% within 7 years
                                                          0% thereafter
-------------------------------------------------------------------------------


     /1/ This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of premium payment.

     THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

-------------------------------------------------------------------------------
                                              Patriot Variable Annuity
-------------------------------------------------------------------------------
 Maximum Annual Contract Fee/2/                         $50
-------------------------------------------------------------------------------
 Current Annual Contract Fee/3/                         $30
-------------------------------------------------------------------------------
 Separate Account Annual Expenses
 (as a percentage of average
 account value)/4/
    CONTRACTS WITH INITIAL PREMIUM
 PAYMENT LESS THAN $250,000:
   Mortality and Expense Risk                          0.90%
 Charge                                                0.35%
   Administrative Services Charge                      -----
 Total Separate Account Annual                         1.25%
 Expenses
    CONTRACTS WITH INITIAL PREMIUM
 PAYMENT OF $250,000 OR MORE:
   Mortality and Expense Risk                          0.90%
 Charge                                                0.10%
   Administrative Services Charge                      -----
 Total Separate Account Annual
 Expenses                                              1.00%
-------------------------------------------------------------------------------
 Optional Benefit Rider Charges/5/
-------------------------------------------------------------------------------
 Enhanced "Stepped-Up" Death         0.15% of your contract's total value
 Benefit Rider
-------------------------------------------------------------------------------
 Accidental Death Benefit Rider      0.10% of your contract's total value
-------------------------------------------------------------------------------
 Nursing Home Waiver                 0.05% of that portion of your contract's
                                     total value attributable to premiums that
                                     are still subject to withdrawal charges
-------------------------------------------------------------------------------


      /2/ This charge is not currently imposed, and would only apply to contracts of less than $10,000.

     /3/ This charge applies only to contracts of less than $10,000. It is taken at the end of each contract year but, if you surrender a contract before then, it will be taken at the time of surrender.

     /4/ This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to amounts in the guarantee periods.

     /5/ Charges for optional benefit riders are assessed monthly. The monthly charge is 1/12/th/ of the annual charge shown in the table.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN A PATRIOT VARIABLE ANNUITY CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE SERIES FUND'S PROSPECTUS.

------------------------------------------------------------------------------------------------------
        Total Annual Fund Operating
                Expenses                                    Minimum                  Maximum
------------------------------------------------------------------------------------------------------
 Range of expenses that are deducted from fund                0.23%                    3.45%
 assets, including management fees, distribution
 and/ or service (12b-1) fees, and other expenses
------------------------------------------------------------------------------------------------------
 Range of expenses after taking account of certain            0.23%                    1.60%*
 reimbursements or waivers of expenses and fees
------------------------------------------------------------------------------------------------------


* Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by the John Hancock Variable Series Trust I. The following table lists the JHVST funds available under your contract that are subject to these agreements. See the prospectus for the Series Fund for other information on reimbursement or waiver arrangements affecting the funds.

THE NEXT TABLE DESCRIBES FUND LEVEL FEES AND EXPENSES FOR EACH OF THE FUNDS. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE SERIES FUND.

--------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
FUND NAME                          FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I (NOTE 1):
--------------------------------------------------------------------------------------------------------------------------
Equity Index . . . . . . . .     0.13%           N/A             0.10%            0.23%         0.00%           0.23%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value. . . . . . .     0.75%           N/A             0.08%            0.83%         0.00%           0.83%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Growth . . . . . .     0.79%           N/A             0.08%            0.87%         0.00%           0.87%
--------------------------------------------------------------------------------------------------------------------------
Earnings Growth* . . . . . .     0.95%           N/A             0.09%            1.04%         0.00%           1.04%
--------------------------------------------------------------------------------------------------------------------------
Growth & Income. . . . . . .     0.67%           N/A             0.08%            0.75%         0.00%           0.75%
--------------------------------------------------------------------------------------------------------------------------
Fundamental Value  . . . . .     0.77%           N/A             0.08%            0.85%         0.00%           0.85%
--------------------------------------------------------------------------------------------------------------------------
Fundamental Growth . . . . .     0.90%           N/A             0.26%            1.16%         0.16%           1.00%
--------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE /SM/  . .     1.05%           N/A             0.25%            1.30%         0.15%           1.15%
--------------------------------------------------------------------------------------------------------------------------
Small Cap Growth . . . . . .     1.05%           N/A             0.08%            1.13%         0.00%           1.13%
--------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth* .     1.05%           N/A             0.14%            1.19%         0.04%           1.15%
--------------------------------------------------------------------------------------------------------------------------
International Equity Index .     0.18%           N/A             0.28%            0.46%         0.18%           0.28%
--------------------------------------------------------------------------------------------------------------------------
International Opportunities.     1.14%           N/A             0.41%            1.55%         0.31%           1.24%
--------------------------------------------------------------------------------------------------------------------------
Overseas Equity* . . . . . .     1.05%           N/A             0.40%            1.45%         0.30%           1.15%
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity. . .     1.50%           N/A             1.95%            3.45%         1.85%           1.60%
--------------------------------------------------------------------------------------------------------------------------
Real Estate Equity . . . . .     0.98%           N/A             0.09%            1.07%         0.00%           1.07%
--------------------------------------------------------------------------------------------------------------------------
Financial Industries . . . .     0.80%           N/A             0.10%            0.90%         0.00%           0.90%
--------------------------------------------------------------------------------------------------------------------------
Managed. . . . . . . . . . .     0.68%           N/A             0.08%            0.76%         0.00%           0.76%
--------------------------------------------------------------------------------------------------------------------------
Short-Term Bond. . . . . . .     0.60%           N/A             0.08%            0.68%         0.00%           0.68%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
FUND NAME                          FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I (NOTE 1):
--------------------------------------------------------------------------------------------------------------------------
Bond Index . . . . . . . . .     0.14%           N/A             0.11%            0.25%         0.01%           0.24%
--------------------------------------------------------------------------------------------------------------------------
Active Bond. . . . . . . . .     0.61%           N/A             0.08%            0.69%         0.00%           0.69%
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond. . . . . . .     0.80%           N/A             0.16%            0.96%         0.06%           0.90%
--------------------------------------------------------------------------------------------------------------------------
Global Bond. . . . . . . . .     0.85%           N/A             0.16%            1.01%         0.06%           0.95%
--------------------------------------------------------------------------------------------------------------------------
Money Market . . . . . . . .     0.25%           N/A             0.07%            0.32%         0.00%           0.32%
--------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. Percentages shown for the Large Cap Growth and Small/Mid Cap CORE/SM/ funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2002, were in effect for all of 2002. Percentages shown for the Small Cap Emerging Growth fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2003, was in effect for all of 2002. The percentages shown for the Financial Industries Fund are based on the fund's current management fee schedule and the operating expenses and average daily net assets of the fund's predecessor during 2002."CORE/SM/" is a service mark of Goldman, Sachs & Co.
   * Earnings Growth was formerly "Multi Cap Growth," Small Cap Emerging Growth was formerly "Small Cap Equity," and Overseas Equity was formerly "Global Balanced."

EXAMPLES

     THE FOLLOWING TWO EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A PATRIOT VARIABLE ANNUITY CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

     THE FIRST EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN AN "ALL RIDER" CONTRACT WITH THE FOLLOWING OPTIONAL BENEFIT RIDERS: ENHANCED "STEPPED-UP"DEATH BENEFIT RIDER, ACCIDENTAL DEATH BENEFIT RIDER AND NURSING HOME WAIVER RIDER. THE FIRST EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM ANNUAL CONTACT FEE AND THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

Patriot Variable Annuity - maximum fund-level total operating expenses
----------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------

                                                                             1 YEAR    3 YEARS     5 YEARS   10 YEARS
        -------------------------------------------------------------------------------------------------------------
        (1) IF YOU SURRENDER YOUR ALL RIDER CONTRACT AT THE END OF THE
        APPLICABLE TIME PERIOD:                                               $865      $1804       $2744       $4952
        -------------------------------------------------------------------------------------------------------------
        (2) IF YOU ANNUITIZE YOUR ALL RIDER CONTRACT AT THE END OF THE
        APPLICABLE TIME PERIOD:                                               $325      $1355       $2385       $4952
        -------------------------------------------------------------------------------------------------------------
        (3) IF YOU DO NOT SURRENDER YOUR ALL RIDER CONTRACT:                  $325      $1355       $2385       $4952
        -------------------------------------------------------------------------------------------------------------

THE NEXT EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A "NO RIDER" CONTRACT WITH NO OPTIONAL BENEFIT RIDERS FOR THE TIME PERIODS INDICATED. THIS EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE AVERAGE ANNUAL CONTRACT FEE WE EXPECT TO RECEIVE FOR THE CONTRACTS AND THE MINIMUM FEES AND EXPENSES OF ANY OF THE FUNDS.

     ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

Patriot Variable Annuity - minimum fund-level total operating expenses
----------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------

                                                                             1 YEAR    3 YEARS     5 YEARS   10 YEARS
        -------------------------------------------------------------------------------------------------------------
        (1) IF YOU SURRENDER YOUR NO RIDER CONTRACT AT THE END OF THE
        APPLICABLE TIME PERIOD:                                               $695       $930       $1170       $1813
        -------------------------------------------------------------------------------------------------------------
        (2) IF YOU ANNUITIZE YOUR NO RIDER CONTRACT AT THE END OF THE
        APPLICABLE TIME PERIOD:                                               $155       $480       $ 829       $1813
        -------------------------------------------------------------------------------------------------------------
        (3) IF YOU DO NOT SURRENDER YOUR NO RIDER CONTRACT:                   $155       $480       $ 829       $1813
        -------------------------------------------------------------------------------------------------------------

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                                                 STARTING ON PAGE
  --------                                                                 ----------------
What is the contract?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

Who owns the contract? . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

Is the owner also the annuitant? . . . . . . . . . . . . . . . . . . . . . . . .  10

How can I invest money in a contract?. . . . . . . . . . . . . . . . . . . . . .  10

How will the value of my investment in the contract change over time?. . . . . .  12

What annuity benefits does the contract provide? . . . . . . . . . . . . . . . .  12

To what extent can JHVLICO vary the terms and conditions of the contracts? . . .  13

What are the tax consequences of owning a contract?. . . . . . . . . . . . . . .  13

How can I change my contract's investment allocations? . . . . . . . . . . . . .  13

What fees and charges will be deducted from my contract? . . . . . . . . . . . .  15

How can I withdraw money from my contract? . . . . . . . . . . . . . . . . . . .  17

What happens if the annuitant dies before my contract's date of maturity?. . . .  18

What additional guarantee applies to the guarantee periods under my contract?. .  19

What are the terms of the additional guarantee?. . . . . . . . . . . . . . . . .  20

WHAT IS THE CONTRACT?

     The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

WHO OWNS THE CONTRACT?

     That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

IS THE OWNER ALSO THE ANNUITANT?

     In many cases, the same person is both the annuitant and the owner of a contract. The annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. We may permit you to name another person as annuitant or joint annuitant if that person meets our underwriting standards. We may also permit you to name as joint annuitants two persons other than yourself if those persons meet our underwriting standards.

HOW CAN I INVEST MONEY IN A CONTRACT?

Premium payments

     We call the investments you make in your contract premiums or premium payments. In general, you need at least a $1,000 initial premium payment to purchase a contract. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $500. If you deposit money directly from your bank account, your subsequent premium payments can be as small as $100.

Applying for a contract

     An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

     Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

     In certain situations, we will issue a contract upon receiving the order from your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment.

     We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

Limits on premium payments

     You can make premium payments of up to $1,000,000 in any one contract year. The total of all new premium payments and transfers that you allocate to any one variable investment option or guarantee period in any one contract year may not exceed

$1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time until the annuitant reaches age 84 1/2. However,

   ---------------------------------------------------------------------------
                                                YOU MAY NOT MAKE ANY PREMIUM
                                                PAYMENTS AFTER THE ANNUITANT
          IF YOUR CONTRACT IS USED TO FUND               REACHES AGE
   ---------------------------------------------------------------------------
     a "tax qualified plan"*                             70 1/2**
   ---------------------------------------------------------------------------
     a non-tax qualified plan                            84 1/2
   ---------------------------------------------------------------------------
     * as that term is used in "Tax Information," beginning on page 31.
    ** except for a Roth IRA, which has no age limit.

     We will not issue a contract if the proposed annuitant is older than age
84. We may waive any of these limits, however.

Ways to make premium payments

     Premium payments made by check or money order should be:

 .  drawn on a U.S. bank,

 .  drawn in U.S. dollars, and

 .  made payable to "John Hancock."

     We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

     Premium payments after the initial premium payment should be sent to:

               --------------------------------------------------
                  JOHN HANCOCK ANNUITY SUBSEQUENT PAYMENTS, X-4
                  ---------------------------------------------

                                  MAIL DELIVERY
                                  -------------
                               1 John Hancock Way
                                   Suite 1501
                              Boston, MA 02117-1501

                               OVERNIGHT DELIVERY
                               ------------------
                                 529 Main Street
                              Charleston, MA 02129
               --------------------------------------------------

     We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

     Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them.

Premium payments by wire

     If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

     If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

 .  issue a contract;

 .  accept premium payments; or

 .  allow other transactions.

     After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

     Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

     Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the Fee Tables. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we credit to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 15.

     The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. In states where approved, we currently make available various guarantee periods with durations of up to ten years. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

     However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" beginning on page 24.

     At any time before the date of maturity, the total value of your contract equals

 .  the total amount you invested,

 .  minus all charges we deduct,

 .  minus all withdrawals you have made,

 . plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

 . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

 . plus the interest we credit to any of your contract's value while it is in a guarantee period.

WHAT ANNUITY BENEFITS DOES A CONTRACT PROVIDE?

     If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore, you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

     You should carefully review the discussion under "The annuity period," beginning on page 27, for information about all of these choices you can make.

TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

     We may vary the charges, guarantee periods, and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

     In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

 .  partial withdrawal (including systematic withdrawals),

 .  full withdrawal ("surrender"),

 .  payment of any death benefit proceeds, and

 .  periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

 .  the type of the distribution,

 .  when the distribution is made,

 . the nature of any tax qualified retirement plan for which the contract is being used, if any, and

 .  the circumstances under which the payments are made.

     If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

     Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

     THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PLANS ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

Allocation of premium payments

     When you apply for your contract, you specify the variable investment options or guarantee periods (together, your investment options) in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

     Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee period that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

Transferring your assets

     Up to 12 times during each year of your contract, you may transfer

 . all or part of the assets held in one variable investment option to any other available variable investment option or guarantee period, or

 . all or part of the assets held in one guarantee period to any other available guarantee period or variable investment option (these transfers may, however, incur a market value adjustment - either positive or negative).

Transfers under our dollar cost averaging program do not count toward the 12 you are allowed each year. However, you may not:

 .  transfer assets within 30 days prior to the contract's date of maturity,

 . transfer more than $1,000,000 in a contract year from any one variable investment option or guarantee period, without our prior approval,

 . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options,

 . make any transfers, during the annuity period, to or from a fixed investment option, or

 . make any transfer during the annuity period that would result in more than four investment options being used at once.

     The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. The use of such transfers may be disruptive to a Fund. We reserve the right to reject any premium payment or transfer request from any person, if in our judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise be potentially adversely affected.

Procedure for transferring your assets

     You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the address shown on page 2. Your request should include

 .  your name,

 .  daytime telephone number,

 .  contract number,

 .  the names of the investment options being transferred to and from each, and

 .  the amount of each transfer.

The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone transfers

     Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

Dollar cost averaging program

     You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar cost averaging program:

 . you may elect the program only if the total value of your contract equals $15,000 or more,

 .  the amount of each transfer must equal at least $250,

 . you may change your variable investment allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone,

 .  you may discontinue the program at any time,

 . the program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted,

 .  automatic transfers to or from guarantee periods are not permitted.

We reserve the right to suspend or terminate the program at any time.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Mortality and expense risk charge

     We deduct the Separate Account charge shown in the Fee Tables on a daily basis to compensate us primarily for mortality and expense risks that we assume under the contracts. This charge does not apply to assets you have in our guarantee periods. We take the deduction proportionally from each variable investment option are then using.

     In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

Administrative services charge

     We deduct the Separate Account charge shown in the Fee Tables on a daily basis for administrative and clerical services that the contracts require us to provide. This charge does not apply to assets you have in our guarantee periods. We take the deduction proportionally from each variable investment option are then using.

Annual contract fee

     Prior to the date of maturity of your contract, we will deduct the annual contract fee shown in the Fee Tables. We deduct this annual contract fee at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to $50.

Premium taxes

     We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

     In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

     If you withdraw some money from your contract prior to the date of maturity (a partial withdrawal) or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity (a total withdrawal or surrender), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

     Here's how we determine the charge: In any contract year, you may withdraw up to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the free withdrawal amount. However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

     The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as shown in the Fee Tables.

     Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

     The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

     Here's how we deduct the withdrawal charge: We deduct the withdrawal charge proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a "Growth" option and 40% from the Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

     You will find examples of how we compute the withdrawal charge in Appendix B to this prospectus.

     When withdrawal charges don't apply: We don't assess a withdrawal charge in the following situations:

 . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

 . on certain withdrawals if you have elected the nursing home rider that waives the withdrawal charge; and

 . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

     How an MVA affects the withdrawal charge: If you make a withdrawal from a guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much less. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much more.

Other charges

     We deduct the optional benefit rider charges shown in the Fee Tables proportionally from each of your investment options, including the guaranteed periods, based on your value in each.

HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and partial withdrawals

     Prior to your contract's date of maturity, if the annuitant is living, you may:

 .  surrender your contract for a cash payment of its "surrender value," or

 .  make a partial withdrawal of the surrender value.

     The surrender value of a contract is the total value of a contract, after any market value adjustment, minus the annual contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

     Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
31. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

     We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

     Without our prior approval, you may not make a partial withdrawal:

 .  for an amount less than $100, or

 .  if the remaining total value of your contract would be less than $1,000.

If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. We reserve the right to terminate your contract if the value of your contract becomes zero.

     You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Nursing home waiver of withdrawal charge

     If your state permits, you may purchase an optional nursing home waiver of withdrawal charge rider when you apply for a contract. Under this rider, we will waive withdrawal charge on any withdrawals, provided all the following conditions apply:

 . you become confined to a nursing home beginning at least 90 days after we issue your contract.

 . you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

 . we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

 .  your confinement is prescribed by a doctor and medically necessary.

     You may not purchase this rider if (1) you are older than 75 years at application or (2) if you were confined to a nursing home within the past two years.

     You should carefully review the tax considerations for optional benefit riders on page 31 before selecting this optional benefit rider. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

Systematic withdrawal plan

     Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 12, and "What fees and charges will be deducted from my contract?" beginning on page 15. The same tax consequences also generally will apply.

     The following conditions apply to systematic withdrawal plans:

 . you may elect the plan only if the total value of your contract equals $15,000 or more,

 .  the amount of each systematic withdrawal must equal at least $100,

 . if the amount of each withdrawal drops below $100 or the total value of your contract becomes less than $5,000, we will suspend the plan and notify you,

 .  you may cancel the plan at any time.

     We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

Standard death benefit

     If the annuitant dies before your contract's date of maturity, we will pay a standard death benefit, unless you have elected an enhanced death benefit rider. The standard death benefit is the greater of:

 . the total value of your contract, adjusted by any then-applicable market value adjustment, or

 . the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges.

     We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

 .  proof of the annuitant's death, and

 .  any required instructions as to method of settlement.

     Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page 28.

Enhanced death benefit riders

      "Stepped-up" death benefit rider

     If you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing a stepped-up death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of:

 .  the standard death benefit (described above) or

 . the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract to date, PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

     For these purposes, however, we count only those contract anniversaries that occur (1) BEFORE we receive proof of death and any required settlement instructions and (2) BEFORE the annuitant attains age 80 1/2.

     You may elect this rider ONLY when you apply for the contract and ONLY if this rider is available in your state. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page 15 under "What fees and charges will be deducted from my contract?"

     You should carefully review the tax considerations for optional benefit riders on page 31 before selecting this optional benefit rider. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

      Accidental death benefit rider

     If you are under age 80 when you apply for your contract, you may elect to purchase an accidental death benefit rider. In addition to any other death benefit, this rider provides a benefit upon the accidental death of the annuitant prior to the earlier of:

 .  the contract's date of maturity, and

 .  the annuitant's 80/th/ birthday.

     Under this rider, the beneficiary will receive an amount equal to the total value of the contract as of the date of the accident, up to a maximum of $200,000. We will pay the benefit after we receive, at the John Hancock Annuity Servicing Office:

 .  proof of the annuitant's death, and

 .  any required instructions as to method of settlement.

     You may elect this rider ONLY when you apply for the contract. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page 15 under "What fees and charges will be deducted from my contract?"

     You should carefully review the tax considerations for optional benefit riders on page 30 before selecting this optional benefit rider. For a complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy upon request. Not all states allow this benefit.

WHAT ADDITIONAL GUARANTEE APPLIES TO THE GUARANTEE PERIODS UNDER MY CONTRACT?

     John Hancock Financial Services, Inc. ("JHFS") guarantees JHVLICO's obligations with respect to any guarantee periods you have elected under the contract on the date of this prospectus. JHFS' guarantee will also apply to any new guarantee periods under your contract, unless and until we notify you otherwise. (If we give you such notice, however, the JHFS guarantee would remain in effect for all guarantee periods then had already started, and would be inapplicable only to guarantee periods starting after the date of such notice.) The JHFS guarantee does not relieve JHVLICO of any obligations under your contract - - it is in addition to all of the rights and benefits that the contract provides. There is no charge or cost to you for the JHFS guarantee, nor are there any other disadvantages to you of having this additional guarantee.

     Currently, JHVLICO's financial stability rating from A.M. Best Company, Inc. is A++, the highest, based on the strength its direct parent, John Hancock Life Insurance Company and the capital guarantee that JHFS (JHVLICO's ultimate parent) has provided to JHVLICO. Standard & Poor's Corporation and Fitch IBCA have assigned insurance claims-paying ability ratings to JHVLICO of AA, which place JHVLICO in the third highest category by these rating agencies. Moody's Investors Service, Inc. has assigned JHVLICO a financial strength rating of Aa3, which is its fourth highest rating.

     The additional guarantee saves JHVLICO the considerable expense of being a company required to periodically file Form 10-K and Form 10-Q reports with the Securities and Exchange Commission ("SEC"). The company that is giving the guarantee (JHFS) is the ultimate parent of all of the John Hancock group of companies (including JHVLICO). JHFS is a publicly-traded company and, as such, it also files Forms 10-K and 10-Q with the SEC. Under the SEC's rules, the JHFS guarantee will eliminate the need for JHVLICO also to file such reports. In addition, as discussed above, the additional guarantee has the advantage of making any amounts you have allocated to a guarantee period even more secure, without cost or other disadvantage to you.

WHAT ARE THE TERMS OF THE ADDITIONAL GUARANTEE?

     JHFS guarantees your full interest in any guarantee period. This means that, if JHVLICO fails to honor any valid request to surrender, transfer, or withdraw any amount from a guarantee period, or fails to allocate amounts from a guarantee period to an annuity option when it is obligated to do so, JHFS guarantees the full amount that you would have received, or value that you would have been credited with, had JHVLICO fully met its obligations under your contract. If a benefit becomes payable under the contract upon the death of an owner or annuitant, JHFS guarantees the lesser of (a) the amount of your contract value in any guarantee period on the date of death, increased by any upward market value adjustment (but not decreased by any negative market value adjustment) or (b) the total amount that the contract obligates JHVLICO to pay by reason of such death. If JHVLICO fails to make payment when due of any amount that is guaranteed by JHFS, you could directly request JHFS to satisfy JHVLICO's obligation, and JHFS must do so. You would not have to make any other demands on JHVLICO as a precondition to making a claim against JHFS under the guarantee.

                             ADDITIONAL INFORMATION

     CONTENTS OF THIS SECTION                                   STARTING ON PAGE


     Description of JHVLICO. . . . . . . . . . . . . . . . . . . . .    22

     How to find further information about JHVLICO and JHFS. . . . .    22

     Who should purchase a contract. . . . . . . . . . . . . . . . .    23

     How we support the variable investment options. . . . . . . . .    23

     How we support the guarantee periods. . . . . . . . . . . . . .    24

     How the guarantee periods work. . . . . . . . . . . . . . . . .    24

     The accumulation period . . . . . . . . . . . . . . . . . . . .    26

     The annuity period. . . . . . . . . . . . . . . . . . . . . . .    27

     Variable investment option valuation procedures . . . . . . . .    29

     Distribution requirements following death of owner. . . . . . .    30

     Miscellaneous provisions. . . . . . . . . . . . . . . . . . . .    30

     Tax information . . . . . . . . . . . . . . . . . . . . . . . .    31

     Performance information . . . . . . . . . . . . . . . . . . . .    38

     Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . .    39

     Voting privileges . . . . . . . . . . . . . . . . . . . . . . .    39

     Certain changes . . . . . . . . . . . . . . . . . . . . . . . .    39

     Distribution of contracts . . . . . . . . . . . . . . . . . . .    40

     Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . .    40

     Registration statement. . . . . . . . . . . . . . . . . . . . .    41

     Condensed financial information . . . . . . . . . . . . . . . .    42

     Appendix A - Details About Our Guarantee Periods. . . . . . . .    47

     Appendix B - Examples of Withdrawal Charge Calculation. . . . .    50

DESCRIPTION OF JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

HOW TO FIND ADDITIONAL INFORMATION ABOUT JHVLICO AND JHFS

     JHFS files numerous documents and reports with the SEC, under a law commonly known as the "Exchange Act." This includes annual reports on Form 10-K, quarterly reports on Form 10-Q, other reports on Form 8-K, and proxy statements. JHVLICO and JHFS also file registration statements and other documents with the SEC, in addition to any that they file under the Exchange Act.

     You may read and copy all of the above documents, reports and registration statements at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information about how the public reference room works by calling 1-800-SEC-0330. Most of JHVLICO's and JHFS' filings with the SEC are also available to the public at the SEC's "web" site: http://www.sec.gov. Some of the reports and other documents that we file under the Exchange Act are deemed to be part of this prospectus, even though they are not physically included in this prospectus.

     These are the following reports and documents, which we "incorporate by reference" into this prospectus:

 .  Form 10-K of JHFS for the year ended December 31, 2002;

 .  Form 10-Q of JHFS for the three month period ended March 31, 2003;

 .  Form 8-K of JHFS filed on January 9, 2003; and

 . All other documents or reports that JHVLICO or JHFS subsequently files with the SEC pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act (Prior to 2003, JHVLICO also filed reports on Forms 10-K and 10-Q. However, as discussed above under "What are the reasons for the additional guarantee?", JHVLICO no longer intends to file such reports.

We will provide to you, free of charge, a copy of any or all of the above documents or reports that are incorporated into this prospectus. To request such copies, please call or write the John Hancock Annuity Servicing Office using the phone number or address shown on page 2 of this prospectus.

WHO SHOULD PURCHASE A CONTRACT?

     We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We also offer the contracts for purchase under:

 . traditional individual retirement annuity plans ("traditional IRAs") satisfying the requirements of Section 408 of the Code;

 .  non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
    Section 408A of the Code;

 .  SIMPLE IRA plans adopted under Section 408(p) of the Code;

 . Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code; and

 . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

     We do not currently offer the contracts to every type of tax-qualified plan, and we may not offer the contracts for all types of tax-qualified plans in the future. In certain circumstances, we may make the contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under Section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for contracts purchased in connection with tax qualified retirement plans beginning on page 33.

     When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

     We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

     To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

     We hold the fund shares that support our variable investment options in John Hancock Variable Annuity Account JF (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

     The Account's assets, including the Series Funds' shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

HOW WE SUPPORT THE GUARANTEE PERIODS

     All of JHVLICO's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

HOW THE GUARANTEE PERIODS WORK

     Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its accumulated value to the Money Market option under your contract, unless you elect to:

 .  withdraw all or a portion of any such amount from the contract,

 . allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

 . allocate all or a portion of such amount to one or more of the variable investment options.

     You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

     We currently make available guarantee periods with durations up to five years. You may not select a guarantee period if it extends beyond your contract's date of maturity. We reserve the right to add or delete guarantee periods from those that are available at any time for new allocations.

Guaranteed interest rates

     Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

             ------------------------------------------------
              We make the final determination of guaranteed rates and guarantee periods to be declared. We cannot predict or assure the level of any future guaranteed rates or the availability of any future guaranteed periods.
             ------------------------------------------------

     You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered at any time by calling the John Hancock Annuity Servicing Office at the telephone number on page 2.

Calculation of market value adjustment ("MVA")

     If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

 .  death benefits pursuant to your contract,

 .  amounts you apply to an annuity option, and

 .  amounts paid in a single sum in lieu of an annuity.

     The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract.

     Here is how the MVA works:

              ---------------------------------------------------------
                   We compare

               . the guaranteed rate of the guarantee period from which the assets are being taken WITH

               . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

               If the first rate exceeds the second by more than 1/2 %, the market value adjustment produces an increase in your contract's value.

               If the first rate does not exceed the second by at
               least 1/2 %, the market value adjustment produces a decrease in your contract's value.
              ---------------------------------------------------------

     For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

     The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

THE ACCUMULATION PERIOD

Your value in our variable investment options

     Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

     To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                 ----------------------------------------------
                  dollar amount of transaction
                                   DIVIDED BY
                  value of one accumulation unit for the
                  applicable variable investment option at the
                  time of such transaction
                 ----------------------------------------------

     The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

     Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

                -----------------------------------------------
                 number of accumulation units in the variable
                 investment options
                                      TIMES
                 value of one accumulation unit for the
                 applicable variable investment option at that
                 time
                -----------------------------------------------

Your value in the guarantee periods

     On any date, the total value of your contract in a guarantee period equals:

 . the amount of premium payments or transferred amounts allocated to the guarantee period, MINUS

 . the amount of any withdrawals or transfers paid out of the guarantee period, MINUS

 . the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

 . the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

 .  the amount of any charges and fees deducted from that guarantee period, PLUS

 . interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

THE ANNUITY PERIOD

Date of maturity

     Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

 . at least 6 months after the date the first premium payment is applied to your contract and

 .  no later than the maximum age specified in your contract (normally age 95).

     Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 33.)

Choosing fixed or variable annuity payments

     During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

     We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (directing all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

     We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge, if applicable.

     Once annuity payments begin, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

     Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 28).

     Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

     If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

     Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

 .  you have not made an election prior to the annuitant's death;

 . the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

 . the beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable monthly annuity payments

     We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

     The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option.

     Here's how it works:

 . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

 . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

 . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

     Assumed investment rate: The assumed investment rate for any variable portion of your annuity payments will be 3 1/2 % per year, except as follows.

     You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

     The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000.

     We then multiply the result by the greater of:

 . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

 . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

     Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

     OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

     Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

     OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE: - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

     OPTION C: JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

     OPTION D: JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

     OPTION E: LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

     OPTION F: INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

     OPTION G: INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

     With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

     If the payee is more than 85 years old on the date of maturity, the following two options are not available:

 .  Option A: "life annuity with 5 years guaranteed" and

 .  Option B: "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

     We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

     If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the following box. (If your contract has joint owners, these provisions apply upon the death of the first to die.)

     In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

        ------------------------------------------------------------------------
         IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:
         . if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.
         . if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the "entire interest" (as discussed below) in the contract on the date of your death must be:
            (1)  paid out in full within five years of your death or
            (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.
            If you are the last surviving annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the last surviving annuitant, the entire interest equals:
         . the surrender value if paid out in full within five years of your death, or
         . the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.
         IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN:
         . any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.
        ------------------------------------------------------------------------

     The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

MISCELLANEOUS PROVISIONS

Assignment; change of owner or beneficiary

     To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

     Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

 .  the rights of any assignees of record and

 .  certain other conditions referenced in the contract.

     An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

TAX INFORMATION

Our income taxes

     We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

     The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Special Considerations for Optional Benefit Riders

     If you have elected an optional death benefit rider, it is our understanding that the charges relating to these riders are not subject to current taxation. The Internal Revenue Service ("IRS") might take the position, however, that each charge associated with the rider is deemed a partial withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature distributions from annuities. We understand that you are not prevented from adding any of our optional death benefit riders to your contract if it is issued as an IRA. However, the law is unclear because IRAs generally may not invest in "life insurance contracts." Therefore, it is possible that a Contract may be disqualified as an IRA if it has an optional death benefit rider added to it. If so, you may be subject to increased taxes.

     At present, the IRS has not provided guidance as to the tax effect of adding an optional nursing home waiver of withdrawal charge rider to an annuity contract. The IRS might take the position that each charge associated with these riders is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals.

     We do not currently report rider charges as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a competent tax adviser before electing any of these optional benefit riders.

Contracts not purchased to fund a tax qualified plan

       Undistributed gains

     We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

     However, a contract owned other than by a natural person (e.g., corporations, partnerships, limited liability companies and other such entities) does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

       Annuity payments

     When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to you, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

     The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

       Surrenders, withdrawals and death benefits

     When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract before the date of maturity or if no annuity payment option is selected for a death benefit payment.

     When you take a partial withdrawal from a contract before the date of maturity, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain". Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

     For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by JHVLICO or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

     All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your "investment in the contract."

     Under the Code, an annuity must provide for certain required distributions. For example, if the owner dies on or after the maturity date, and before the entire annuity value has been paid, the remaining value must be distributed at least as rapidly as under the method of distribution being used at the date of the owner's death. We discuss other distribution requirements in the preceding section entitled "Distribution following death of owner."

       Penalty for premature withdrawals

     The taxable portion of any withdrawal, single sum payment and certain death benefit payments may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

       Puerto Rico annuity contracts not purchased to fund a tax qualified plan

     Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

     Each of the funds of the Series Funds intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

     The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

     We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a tax-qualified plan, and contains rules to limit the amount you can contribute to all of your tax-qualified plans. Trustees and administrators of tax qualified plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from tax qualified plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

     The Code generally requires tax-qualified plans (other than Roth IRAs) to begin making annual distributions of at least a minimum amount each year after a specified point. For example, minimum distributions to an employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. On the other hand, distributions from a traditional IRA, SIMPLE IRA or SEP IRA must begin no later than April 1 of the year following the year in which the contract owner attains age 70 1/2. The minimum amount of a distribution and the time when distributions start will vary by plan.

      Tax-free rollovers

     For tax years beginning in 2002, if permitted under your plans, you may make a tax-free rollover from:

 . a traditional IRA to another traditional IRA,

 . a traditional IRA to another tax-qualified plan, including a Section 403(b) plan

 . any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA,

 . any tax-qualified plan (other than a Section 457 deferred compensation plan maintained by a tax exempt organization) to another tax-qualified plan, including a roll-over of amounts from your prior plan derived from your "after-tax" contributions from "involuntary" distributions,

 . a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization and

 . a traditional IRA to a Roth IRA, subject to special restrictions discussed below.

     In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse' plan.

      Traditional IRAs

     Annual contribution limit. A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of:

 . 100% of compensation includable in your gross income, or

 . the IRA annual limit for that tax year. For tax years beginning in 2002, 2003 and 2004, the annual limit is $3,000 per year. For tax years beginning in 2005, 2006 and 2007, the annual limit is $4,000 per year and, for the tax year beginning in 2008, the annual limit is $5,000. After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

     Catch-Up Contributions. An IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

     Spousal IRA. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation).

     Deductibility of contributions. You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return.

     The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 . your federal income tax filing status, and

 . your "Modified Adjusted Gross Income."

     Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

     Distributions. In general, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

     The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

      Roth IRAs

     Annual contribution limit. A Roth IRA is a type of non-deductible IRA. In general, you may make purchase payments of up to the IRA annual limit ($3,000 per year for tax years beginning in 2002, 2003 and 2004; $4,000 per year for tax years beginning in 2005, 2006 and 2007, and $5,000 for the tax year beginning in
2008). After that, the annual limit is indexed for inflation in $500 increments as provided in the Code.

     The IRA annual limit for contributions to a Roth IRA phases out (i.e., is reduced) for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

     Catch-Up Contributions. A Roth IRA holder age 50 or older may increase contributions from compensation to an IRA by an amount up to $500 a year for tax years beginning in 2002, 2003, 2004 and 2005, and by an amount up to $1,000 for the tax year beginning in 2006.

     Spousal IRA. You may also purchase a Roth IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job). You can generally contribute up to the annual limit for each of you and your spouse (or, if less, your combined compensation), subject to the phase-out rules discussed above.

     Distributions. If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 . after you reach age 59 1/2,

 . on your death or disability, or

 . to qualified first-time home buyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

     The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax (unless certain exceptions apply as specified in Code section 72(t).

     Conversion to a Roth IRA. You can convert a traditional IRA to a Roth IRA, unless

 . you have adjusted gross income over $100,000, or

 . you are a married taxpayer filing a separate return.

 The Roth IRA annual contribution limit does not apply to converted amounts.

     You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

      SIMPLE IRA plans

     In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contributions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed the SIMPLE IRA annual contribution limit. The SIMPLE IRA annual limit is $7,000 for tax years beginning in 2002, $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After
that, the annual limit is indexed for inflation in $500 increments as provided in the Code. Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

     Catch-Up Contributions. A SIMPLE IRA holder age 50 or older may increase contributions of compensation by an amount up to $500 for tax years beginning in 2002, $1,000 for 2003, $1,500 for 2004, $2,000 for 2005 and $2,500 for 2006.
After that, for tax years beginning in 2007, the SIMPLE IRA catch-up contribution limit is indexed annually for inflation in $500 increments as provided in the Code.

     Distributions. The requirements for minimum distributions from a SIMPLE IRA retirement plan, and rules on taxation of distributions from a SIMPLE retirement plan, are generally the same as those discussed above for distributions from a traditional IRA.

      Simplified Employee Pension plans (SEPs)

     SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum deductible amount that may be contributed to a SEP is 25% of compensation, up to the SEP compensation limit specified in the Code for the year ($200,000 for the year 2002) with a cap of $40,000.

     Distributions. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

      Section 403(b) plans

     Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into "403(b) contracts" owned by their employees that are not taxable currently to the employee.

     Annual Contribution Limit. In general, the amount of the non-taxable contributions made for a 403(b) contract each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit" (see "Elective Deferral Limits," below). The annual contribution limit is subject to certain other limits described in
Section 415 of the Code and the regulations thereunder. Special rules apply for certain organizations that permit participants to increase their elective deferrals.

     Catch-Up Contributions. A Section 403(b) plan participant age 50 or older may increase contributions to a 403(b) plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

     Distributions. When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income. Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

 . on the employee's separation from service, death, or disability,

 . with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

 . transfers and exchanges to other products that qualify under Section 403(b).

     Minimum distributions under a 403(b) contract must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires

      Pension and profit sharing plans qualified under Section 401(a)

     In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

     Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

     The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

     Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the year in which the employee (except an employee who is a "5-percent owner" as defined in Code section 416) reaches age 70 1/2 or, if later, retires.

      "Top-heavy" plans

     Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

      Section 457 deferred compensation plans

     Under the provisions of Section 457 of the Code, you can exclude a portion of your compensation from gross income if you participate in a deferred compensation plan maintained by:

 . a state,

 . a political subdivision of a state,

 . an agency or instrumentality or a state or political subdivision of a state, or

 . a tax-exempt organization.

     As a "participant" in such a deferred compensation plan, any amounts you exclude (and any income on such amounts) will be includible in gross income only for the taxable year in which such amounts are paid or otherwise made available to the annuitant or other payee.

     The deferred compensation plan must satisfy several conditions, including the following:

 . the plan must not permit distributions prior to your separation from service
   (except in the case of an unforeseen emergency), and

 . all compensation deferred under the plan shall remain solely the employer's property and may be subject to the claims of its creditors.

     Annual contribution limit. The amount of the non-taxable contributions made for a Section 457 plan each year may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed an annual "elective deferral limit," and is subject to certain other limits described in Section 402(g) of the Code. (See "Elective Deferral Limits," below.)

     Catch-Up Contributions. A 457 plan participant age 50 or older may increase contributions to a 457 plan by an amount that, together with all other catch-up contributions made to other tax-qualified plans, does not exceed an annual "elective catch-up limit." (See "Elective Catch-Up Limits," below.)

     Distributions. When we make payments under your contract in the form of an annuity, or in a single sum such as on surrender, withdrawal or death of the annuitant, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires

      Elective Deferral Limits

     A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" may elect annually to defer current compensation so that it can be contributed to the applicable plan or plans. The annual elective deferral limit is $11,000 for tax years beginning in 2002, $12,000 for 2003, $13,000 for 2004, $14,000 for 2005 and $15,000 for 2006. After
that, for the tax years beginning in 2007, 2008 and 2009, the annual elective deferral limit is indexed for inflation in $500 increments as provided in the Code.

      Elective Catch-up Limits

     A participant in a Section 403(b) plan, a Section 457 Plan or in certain other types of tax-qualified pension and profit sharing plans that are commonly referred to as "401(k)" plans and "SARSEPS" who is age 50 or older may increase contributions by an amount up to $1,000 for tax years beginning in 2002, $2,000 for 2003, $3,000 for 2004, $4,000 for 2005 and $5,000 for 2006. After that, for the tax years beginning in 2007, the elective catch-up contribution limit is indexed for inflation in $500 increments as provided in the Code.

      Withholding on rollover distributions

     The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

      Puerto Rico annuity contracts purchased to fund a tax-qualified plan

     The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although we may offer variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualified plan" is inapplicable in Puerto Rico and should be disregarded.

See your own tax adviser

     The above description of Federal (and Puerto Rico) income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

 PERFORMANCE INFORMATION

     We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option.

     Total return at the Account level is the percentage change between:

 . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

 . the value at the end of such period.

     At the Account level, total return reflects adjustments for:

 . the mortality and expense risk charges,

 . the administrative charge,

 . the annual contract fee, and

 . any withdrawal payable if the owner surrender his contract at the end of the relevant period.

Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Series Fund level where comparable charges are not deducted.

     We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any contract fee or withdrawal charge and it may be for additional durations.

     We may advertise "current yield" and "effective yield" for investments in a money market variable investment option. Current yield refers to the income earned on your investment in the money market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

     Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

     Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

 REPORTS

     At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Series Funds.

 VOTING PRIVILEGES

     At meetings of the Series Funds' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

 CERTAIN CHANGES

Changes to the Account

     We reserve the right, subject to applicable law, including any required shareholder approval,

 . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

 . to add or delete variable investment options,

 . to change the underlying investment vehicles,

 . to operate the Account in any form permitted by law, and

 . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

     Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

     We may allow a reduction in or the elimination of any contract charges, or an increase in a credited interest rate for a guarantee period. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

     The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

 . the size of the initial premium payment,

 . the size of the group or class,

 . the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

 . the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

 . the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

 . the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

 DISTRIBUTION OF CONTRACTS

     Signator Investors, Inc. ("Signator") acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. Signator's address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock Life Insurance Company.

     You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with JHVLICO and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 7.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither JHVLICO nor Signator is obligated to sell any particular amount of contracts. We also reimburse Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts.

 EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements and schedules of John Hancock Financial Services, Inc. at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, as set forth in their report. Those financial statements and schedules are included as part of the Form 10-K of JHFS for the year ended December 31, 2002, which are incorporated by reference into this prospectus in reliance upon Ernst & Young's report, given on their authority as experts in accounting and auditing.

     Ernst & Young LLP have also audited the consolidated financial statements of John Hancock Variable Life Insurance Company at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of John Hancock Variable Annuity Account JF at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. We've included the financial statements of JHVLICO and the financial statements of the Account in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

 REGISTRATION STATEMENT

     This prospectus omits certain information contained in the registration statement filed with the SEC. Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                                                                   page of SAI

                DISTRIBUTION. . . . . . . . . . . . . . . . . . .       2
                CALCULATION OF PERFORMANCE DATA . . . . . . . . .       2
                OTHER PERFORMANCE INFORMATION . . . . . . . . . .      16
                CALCULATION OF ANNUITY PAYMENTS . . . . . . . . .      16
                ADDITIONAL INFORMATION ABOUT DETERMINING
                  UNIT VALUES . . . . . . . . . . . . . . . . . .      18
                PURCHASES AND REDEMPTIONS OF FUND SHARES. . . . .      19
                THE ACCOUNT . . . . . . . . . . . . . . . . . . .      19
                DELAY OF CERTAIN PAYMENTS . . . . . . . . . . . .      20
                LIABILITY FOR TELEPHONE TRANSFERS . . . . . . . .      20
                VOTING PRIVILEGES . . . . . . . . . . . . . . . .      21
                FINANCIAL STATEMENTS. . . . . . . . . . . . . . .      22

                         CONDENSED FINANCIAL INFORMATION
                  JOHN HANCOCK VARIABLE ANNUITY ACCOUNT  JF

  The following table provides selected data for Patriot accumulation shares for contracts with initial premium payments of less than $250,000. Each period begins on January 1, except that the first year of operation of an investment option begins on the date shown in the Notes at the end of this table.

                                                  Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                 December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                                     2002          2001          2000          1999          1998          1997
                                                 ------------  ------------  ------------  ------------  ------------  ------------
EQUITY INDEX
 Accumulation share value:
 Beginning of period( Note 1). . . . . . . . . .     $9.33        $10.74        $11.97        $10.00             --            --
  End of period. . . . . . . . . . . . . . . . .     $7.16         $9.33        $10.74        $11.97             --            --
 Number of Accumulation Shares outstanding at
  end of period . . . .. . . . . . . . . . . . .    60,758        84,207       115,506       110,398             --            --
LARGE CAP VALUE
 Accumulation share value:
 Beginning of period (Note 1). . . . . . . . . .    $11.38        $11.38        $10.20        $10.00             --            --
  End of period. . . . . . . . . . . . . . . . .     $9.75        $11.38        $11.38        $10.20             --            --
 Number of Accumulation Shares outstanding at
  end of period. . . . . . . . . . . . . . . . .    45,084        69,954        80,984       101,992             --            --
LARGE CAP GROWTH
 Accumulation share value:
 Beginning of period (Note 1). . . . . . . . . .     $8.13         $9.98        $12.31        $10.00             --            --
  End of period. . . . . . . . . . . . . . . . .     $5.79         $8.13         $9.98        $12.31             --            --
 Number of Accumulation Shares outstanding at
  end of period. . . . . . . . . . . . . . . . .    53,908        74,845        86,341        72,822             --            --
EARNINGS GROWTH
 Accumulation share value:
 Beginning of period (Note 1)                        $8.63        $13.85        $21.87        $10.00             --            --
  End of period. . . . . . . . . . . . . . . . .     $5.76         $8.63        $13.85        $21.87             --            --
 Number of Accumulation Shares outstanding at
  end of period. . . . . . . . . . . . . . . . .    98,370       112,159       154,934       143,380             --            --
GROWTH & INCOME
 Accumulation share value:
 Beginning of period (Note 2). . . . . . . . . .     $7.36        $10.00            --            --             --            --
  End of period. . . . . . . . . . . . . . . . .     $5.66         $7.36            --            --             --            --
 Number of Accumulation Shares outstanding at
  end of period. . . . . . . . . . . . . . . . .   182,202       225,112            --            --             --            --
FUNDAMENTAL VALUE
 Accumulation share value:
 Beginning of period (Note 2). . . . . . . . . .    $10.73        $10.00            --            --             --            --
  End of period. . . . . . . . . . . . . . . . .     $8.75        $10.73            --            --             --            --
 Number of Accumulation Shares outstanding at
  end of period. . . . . . . . . . . . . . . . .    23,612        30,710            --            --             --            --
FUNDAMENTAL GROWTH
 Accumulation share value:
 Beginning of period (Note 2). . . . . . . . . .     $9.86        $10.00            --            --             --            --
  End of period. . . . . . . . . . . . . . . . .     $6.79         $9.86            --            --             --            --
Number of Accumulation Shares outstanding at
 end of period . . . . . . . . . . . . . . . . .    10,008        24,747            --            --             --            --
SMALL/MID CAP CORE
 Accumulation share value:
 Beginning of period (Note 1). . . . . . . . . .    $12.27        $12.36        $11.96        $10.00             --            --
  End of period. . . . . . . . . . . . . . . . .    $10.27        $12.27        $12.36        $11.96             --            --
 Number of Accumulation Shares outstanding at
  end of period. . . . . . . . . . . . . . . . .    15,084        19,421        16,718        12,272             --            --
SMALL CAP GROWTH
 Accumulation share value:
 Beginning of period (Note 2). . . . . . . . . .    $14.19        $10.00            --            --             --            --
  End of period. . . . . . . . . . . . . . . . .     $9.81        $14.19            --            --             --            --
 Number of Accumulation Shares outstanding at
  end of period. . . . . . . . . . . . . . . . .    31,651        35,009            --            --             --            --

                                                 Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                                    2002          2001          2000          1999          1998          1997
                                                ------------  ------------  ------------  ------------  ------------  ------------
SMALL CAP EMERGING GROWTH
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . .        $8.17         $8.60         $9.56        $10.00            --            --
  End of period . . . . . . . . . . . . . . . .        $5.79         $8.17         $8.60         $9.56            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . .       14,125        12,245        16,236        14,326            --            --
INTERNATIONAL EQUITY INDEX
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . .        $8.08        $10.27        $12.59        $10.00            --            --
  End of period . . . . . . . . . . . . . . . .        $6.77         $8.08        $10.27        $12.59            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . .       13,070        14,510        19,558        18,759            --            --
INTERNATIONAL OPPORTUNITIES
 Accumulation share value:
 Beginning of period  (Note 1). . . . . . . . .        $8.33        $10.66        $12.91        $10.00            --            --
  End of period . . . . . . . . . . . . . . . .        $6.72         $8.33        $10.66        $12.91            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . .       42,177        48,242        50,459        21,856            --            --
OVERSEAS EQUITY
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . .        $8.42         $9.12        $10.16        $10.00            --            --
  End of period . . . . . . . . . . . . . . . .        $7.79         $8.42         $9.12        $10.16            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . .        4,448         4,508         5,357         6,608            --            --
EMERGING MARKETS EQUITY
Accumulation share value:
Beginning of period (Note 1). . . . . . . . . .        $9.85        $10.35        $17.48        $10.00            --            --
  End of period . . . . . . . . . . . . . . . .        $9.07         $9.85        $10.35        $17.48            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . .        8,809         7,313         7,636         8,609            --            --
REAL ESTATE EQUITY
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . .       $13.10        $12.54         $9.60        $10.00            --            --
  End of period . . . . . . . . . . . . . . . .       $13.11        $13.10        $12.54         $9.60            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . .        3,182         2,869         2,599         2,363            --            --
FINANCIAL INDUSTRIES (Note 3)
 Accumulation share value:
 Beginning of period  . . . . . . . . . . . . .       $14.58        $17.90        $14.25        $14.36        $13.39        $10.00
  End of period . . . . . . . . . . . . . . . .       $11.60        $14.58        $17.90        $14.25        $14.36        $13.39
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . .       29,786        44,296        59,272        59,300     1,826,652       645,730
MANAGED
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . .       $10.24        $10.67        $10.80        $10.00            --            --
  End of period . . . . . . . . . . . . . . . .        $8.77        $10.24        $10.67        $10.80            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . .       19,124        20,975        26,890        25,357            --            --
SHORT-TERM BOND
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . .       $11.57        $10.84        $10.17        $10.00            --            --
  End of period . . . . . . . . . . . . . . . .       $12.08        $11.57        $10.84        $10.17            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . .        5,826         6,019         6,207         5,058            --            --
BOND INDEX
 Accumulation share value:
 Beginning of period (Note 1)   . . . . . . . .       $11.32        $10.64         $9.63        $10.00            --            --
  End of period . . . . . . . . . . . . . . . .       $12.29        $11.32        $10.64         $9.63            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . .       18,388        14,281        19,106        22,733            --            --

                                                   Year Ended    Year Ended    Year Ended    Year Ended   Year Ended    Year Ended
                                                  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                                      2002          2001          2000          1999          1998          1997
                                                  ------------  ------------  ------------  ------------  ------------  ------------
ACTIVE BOND
 Accumulation share value:
 Beginning of period (Note 2) . . . . . . . . . .    $10.39        $10.00            --            --            --            --
  End of period . . . . . . . . . . . . . . . . .    $11.00        $10.39            --            --            --            --
 Number of Accumulation Shares outstanding at
  end of period . . . . . . . . . . . . . . . . .    22,897        22,387            --            --            --            --
HIGH YIELD BOND
 Accumulation share value:
 Beginning of period (Note 1)   . . . . . . . . .     $9.19         $9.11        $10.35        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .     $8.67         $9.19         $9.11        $10.35            --            --
 Number of Accumulation Shares outstanding at
  end of period . . . . . . . . . . . . . . . . .    11,108         9,657        10,644        11,541            --            --
GLOBAL BOND
 Accumulation share value:
 Beginning of period (Note 1)   . . . . . . . . .    $10.39        $10.68         $9.65        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .    $12.20        $10.39        $10.68         $9.65            --            --
 Number of Accumulation Shares outstanding at
  end of period . . . . . . . . . . . . . . . . .    11,396         5,140         8,203         8,837            --            --
MONEY MARKET
 Accumulation share value:
 Beginning of period (Note 2)   . . . . . . . . .    $10.12        $10.00            --            --            --            --
  End of period . . . . . . . . . . . . . . . . .    $10.15        $10.12            --            --            --            --
 Number of Accumulation Shares outstanding at
  end of period . . . . . . . . . . . . . . . . .    67,782        53,661            --            --            --            --



(1)  Values shown for 1999 begin on May 3, 1999.

(2)  Values shown for 2001 begin on November 15, 2001.

(3) Values shown for Financial Industries begin on April 30, 1997 and are based on Account holdings of the predecessor fund.

     The following table provides selected data for accumulation shares for contracts with initial premium payments of $250,000 or more. Each period begins on January 1, except that the first year of operation of an investment option begins on the date shown in the Notes at the end of this table.

                                                   Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                                      2001          2001          2000          1999          1998          1997
                                                  ------------  ------------  ------------  ------------  ------------  ------------
EQUITY INDEX
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .        $9.41        $10.79        $12.00        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .        $7.23         $9.41        $10.79        $12.00            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .       75,959        79,909        79,917        61,962            --            --
LARGE CAP VALUE
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .       $11.46        $11.44        $10.22        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .        $9.84        $11.46        $11.44        $10.22            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .       54,818        47,784        47,784        36,375            --            --
LARGE CAP GROWTH
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .        $8.19        $10.03        $12.34        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .        $5.85         $8.19        $10.03        $12.34            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .       13,586        48,418        49,959        38,907            --            --
EARNINGS GROWTH
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .        $8.69        $13.92        $21.92        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .        $5.82         $8.69        $13.92        $21.92            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .       20,872        14,866        20,511        27,163            --            --
GROWTH & INCOME
 Accumulation share value:
 Beginning of period (Note 2) . . . . . . . . . .       $12.97        $10.00            --            --            --            --
  End of period . . . . . . . . . . . . . . . . .        $9.99        $12.97            --            --            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .       11,472        17,169            --            --            --            --
FUNDAMENTAL VALUE
 Accumulation share value:
 Beginning of period (Note 2) . . . . . . . . . .        $9.37        $10.00            --            --            --            --
  End of period . . . . . . . . . . . . . . . . .        $7.66         $9.37            --            --            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .       50,632        50,632            --            --            --            --
FUNDAMENTAL  GROWTH
 Accumulation share value:
 Beginning of period (Note 2) . . . . . . . . . .       $10.43        $10.00            --            --            --            --
  End of period . . . . . . . . . . . . . . . . .        $7.20        $10.43            --            --            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .        5,264         8,119            --            --            --            --
SMALL/MID CAP CORE
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .       $12.36        $12.42        $11.99        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .       $10.38        $12.36        $12.42        $11.99            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .        5,358         6,506         6,516         5,870            --            --
SMALL CAP GROWTH
 Accumulation share value:
 Beginning of period (Note 2) . . . . . . . . . .       $16.57        $10.00            --            --            --            --
  End of period . . . . . . . . . . . . . . . . .       $11.49        $16.57            --            --            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .        2,478         2,702            --            --            --            --
SMALL CAP EMERGING GROWTH
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .        $8.23         $8.64         $9.58        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .        $5.85         $8.23         $8.64         $9.58            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .        8,574            --            --         1,452            --            --
INTERNATIONAL EQUITY INDEX
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .        $8.14        $10.32        $12.62        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .        $6.84         $8.14        $10.32        $12.62            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .        8,099         8,123         8,148            --            --            --
INTERNATIONAL OPPORTUNITIES
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .        $8.39        $10.72        $12.94        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .        $6.79         $8.39        $10.72        $12.94            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .        6,084         7,494         7,506         5,408            --            --

                                                   Year Ended    Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                  December 31,  December 31,  December 31,  December 31,  December 31   December 31,
                                                      2001          2001          2000          1999          1998         1997
                                                  ------------  ------------  ------------  ------------  ------------  ------------
OVERSEAS EQUITY
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .        $8.49         $9.16        $10.18        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .        $7.87         $8.49         $9.16        $10.18            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .           --            --            --            --            --            --
EMERGING MARKETS EQUITY
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .        $9.93        $10.40        $17.52        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .        $9.17         $9.93        $10.40        $17.52            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .           --            --            --            --            --            --
REAL ESTATE EQUITY
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .       $13.20        $12.61         $9.63        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .       $13.24        $13.20         12.61         $9.63            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .       11,722        11,726        11,730        11,845            --            --
FINANCIAL INDUSTRIES (Note 3)
 Accumulation share value:
 Beginning of period. . . . . . . . . . . . . . .       $14.75        $18.06        $14.35        $14.42        $13.41        $10.00
  End of period . . . . . . . . . . . . . . . . .       $11.76        $14.75        $18.06        $14.35        $14.42        $13.41
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .       10,776        15,026        13,558        17,470       149,851        73,106
MANAGED
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .       $10.32        $10.72        $10.83        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .        $8.86        $10.32        $10.72        $10.83            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .           --            --            --            --            --            --
SHORT-TERM BOND
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .       $11.66        $10.89        $10.19        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .       $12.20        $11.66        $10.89        $10.19            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .           --            --            --         4,987            --            --
BOND INDEX
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .       $11.41        $10.66         $9.66        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .       $12.42        $11.41        $10.66         $9.66            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .        9,826         9,826         9,826         9,826            --            --
ACTIVE BOND
 Accumulation share value:
 Beginning of period (Note 2) . . . . . . . . . .       $13.20        $10.00            --            --            --            --
  End of period . . . . . . . . . . . . . . . . .       $14.02        $13.20            --            --            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .       24,867        12,777            --            --            --            --
HIGH YIELD BOND
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .        $9.26         $9.16        $10.38        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .        $8.76         $9.26         $9.16        $10.38            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .        2,466         2,470         2,473         2,423            --            --
GLOBAL BOND
 Accumulation share value:
 Beginning of period (Note 1) . . . . . . . . . .       $10.47        $10.73         $9.68        $10.00            --            --
  End of period . . . . . . . . . . . . . . . . .       $12.32        $10.47        $10.73         $9.68            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .           --            --            --            --            --            --
MONEY MARKET
 Accumulation share value:
 Beginning of period (Note 2) . . . . . . . . . .       $12.11        $10.00            --            --            --            --
  End of period . . . . . . . . . . . . . . . . .       $12.17        $12.11            --            --            --            --
 Number of Accumulation Shares outstanding at
 end of period. . . . . . . . . . . . . . . . . .       86,772        92,991            --            --            --            --

  (1) Values shown for 1999 begin on May 3, 1999.
  (2) Values shown for 2001 begin on November 15, 2001.
  (3) Values shown for Financial Industries begin on April 30, 1997 and are based on Account holdings of the predecessor fund.

                APPENDIX A - DETAILS ABOUT OUR GUARANTEED PERIODS

 INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

     We back our obligations under the guarantee periods with JHVLICO's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

     We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

       . corporate bonds,

       . mortgages,

       . mortgage-backed and asset-backed securities, and

       . government and agency issues.

     We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

GUARANTEED INTEREST RATES

     We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

       . receive your premium payment,

       . effectuate your transfer, or

       . renew your guarantee period

     We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

     We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                         (     1 + g   )/n/12/
                         (-------------)       -1
                         (1 + c + 0.005)

     where,

       . G is the guaranteed rate in effect for the current guarantee period.

       . C is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

       . N is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

 SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

--------------------------------------------------------------------------------
Amount withdrawn or transferred      $10,000
--------------------------------------------------------------------------------
Guarantee period                     5 years
--------------------------------------------------------------------------------
Time of withdrawal or transfer       beginning of 3rd year of guaranteed period
--------------------------------------------------------------------------------
Guaranteed rate (g)                  4%
--------------------------------------------------------------------------------
Guaranteed rate for new 3 year       3%
guarantee (c)
--------------------------------------------------------------------------------
Remaining guarantee period (n)       36 months
--------------------------------------------------------------------------------

Market value adjustment:

                       [(     1 + 0.04   )]/36/12/   ]
              10,000 x [(----------------)]       -1 ] = 145.63
                       [(1 + 0.03 + 0.005)]          ]

Amount withdrawn or transferred (adjusted for market value adjustment):
$10,000 + $145.63 = $10,145.63

SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

--------------------------------------------------------------------------------
Amount withdrawn or transferred      $10,000
--------------------------------------------------------------------------------
Guarantee period                     5 years
--------------------------------------------------------------------------------
Time of withdrawal or transfer       beginning of 3rd year of guaranteed period
--------------------------------------------------------------------------------
Guaranteed rate (g)                  4%
--------------------------------------------------------------------------------
Guaranteed rate for new 3 year       5%
guarantee (c)
--------------------------------------------------------------------------------
Remaining guarantee period (n)       36 months
--------------------------------------------------------------------------------

Market value adjustment:

                       [(     1 + 0.04   )]/36/12/   ]
              10,000 x [(----------------)]       -1 ] = -420.50
                       [(1 + 0.05 + 0.005)]          ]

Amount withdrawn or transferred (adjusted for money market adjustment):
$10,000 - 420.50 = $9,579.50

    ________________________________________________________________________

*All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

              APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

ASSUME THE FOLLOWING FACTS:

     On January 1, 1997, you make a $5000 initial premium payment and we issue you a contract.
     On January 1, 1998, you make a $1000 premium payment
     On January 1, 1999, you make a $1000 premium payment.
     On January 1, 2000, the total value of your contract is $9000 because of good investment earnings.

     Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $272.23. We withdraw a total of $6272.23 from your contract.

     $6000.00  --  withdrawal request payable to you
     + 272.23  --  withdrawal charge payable to us
     --------
     $6272.23  --  total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

     1. We FIRST reduce your $5000 INITIAL PREMIUM PAYMENT by the three annual $30 contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your contract.

     $5000
       -30  --  1998 contract fee payable to us
       -30  --  1999 contract fee payable to us
       -30  --  2000 contract fee payable to us
     -----
     $4910  --  amount of your initial premium payment we would consider to be withdrawn.

     Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial premium payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $200.50 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3809.50 to you as a part of your withdrawal request.

     $  4910
        -900 --  free withdrawal amount (payable to you)
     -------
     $  4010
       x .05
     -------
     $200.50 --  withdrawal charge on initial premium payment (payable to us)

     $4010.00
      -200.50
     --------
      3809.50 -- part of withdrawal request payable to you

     2. We NEXT deem the entire amount of your 1998 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 1998 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

     $1000
      x.05
     -----
       $50 --  withdrawal charge on 1998 premium payment (payable to us)

     $1000
      - 50
     -----
      $950 --  part of withdrawal request payable to you

     3. We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3809.50 from your initial premium payment, and $950 from your 1999 premium payment. Therefore, $340.50 is needed to reach $6000.

     $6000.00 --  total withdrawal amount requested
      -900.00 --  free withdrawal amount
     -3809.50 --  payment deemed from initial premium payment
      -950.00 --  payment deemed from 1998 premium payment
     --------
      $340.50 --  additional payment to you needed to reach $6000

     We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

     Remainder due to you = Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

     $340.50  =  x - [.06x]
     $340.50  = .94x

     $340.5
     ------
       0.94   =  x

     $362.23  =  x

      $362.23  -- deemed withdrawn from 1999 premium payment
     -$340.50  -- part of withdrawal request payable to you
     --------
       $21.73  -- withdrawal charge on 1999 premium deemed withdrawn (payable to
                  us)

     $200.50  --  withdrawal charge on the initial premium payment
       50.00  --  withdrawal charge on the 1998 premium payment
       21.73  --  withdrawal charge on the 1999 premium payment
     -------
     $272.23  --  Total withdrawal charge
     =======

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2003

                          DECLARATION VARIABLE ANNUITY,
                            PATRIOT VARIABLE ANNUITY,
                       REVOLUTION ACCESS VARIABLE ANNUITY,
                          REVOLUTION VARIABLE ANNUITY,
                     REVOLUTION EXTRA VARIABLE ANNUITY, AND
                        REVOLUTION VALUE VARIABLE ANNUITY

            DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS

                                    FUNDED IN

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

This statement of additional information ("SAI"), dated May 1, 2003 is not a prospectus. It is intended that this SAI be read in conjunction with one of the Declaration Variable Annuity, Patriot Variable Annuity, Revolution Access Variable Annuity, Revolution Variable Annuity, Revolution Extra Variable Annuity, or Revolution Value Variable Annuity prospectuses dated May 1, 2003, of John Hancock Variable Annuity Account JF (the "Account"). Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A prospectus for the Revolution Access Variable Annuity, Revolution Variable Annuity, Revolution Extra Variable Annuity, or Revolution Value Variable Annuity may be obtained from the John Hancock Annuity Servicing Office, P.O. Box 772, Boston, Massachusetts 02117, telephone number 1-800-824-0335. A prospectus for the Declaration Variable Annuity or Patriot Variable Annuity may be obtained from the John Hancock Annuity Servicing Office, P.O. Box 772, Boston, Massachusetts 02117, telephone number 1-800-732-5543.

                               TABLE OF CONTENTS

                               -----------------

                                                                   PAGE OF SAI
                                                                   -----------
Distribution ................................................           2
Calculation of Performance Data .............................           2
Other Performance Information ...............................           16
Calculation of Annuity Payments .............................           16
Additional Information About Determining Unit Values ........           18
Purchases and Redemptions of Fund Shares ....................           19
The Account .................................................           19
Delay of Certain Payments ...................................           20
Liability for Telephone Transfers............................           20
Voting Privileges ...........................................           21
Financial Statements ........................................           22

ACCT. JF SAI 05/03

                                  DISTRIBUTION

     The distribution of the contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and John Hancock Funds, Inc. ("JHFI"), we also paid JHFI under that agreement for such services during two of the past three fiscal years as follows:

           YEAR        AMOUNT PAID TO JHFI      AMOUNT PAID TO SIGNATOR*
           ----        -------------------      ------------------------
           2002                    --                 $100,282,138
           2001            $6,274,420                 $114,921,206
           2000            $5,895,812                 $121,926,879

                         CALCULATION OF PERFORMANCE DATA

     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

MONEY MARKET VARIABLE INVESTMENT OPTIONS

  We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but any charge for premium taxes and optional benefits are not.

  The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

             Effective yield = (Base period return + 1)/(365/7)/ - 1

  Money Market variable investment option's current yield for the 7-day period ending December 31, 2002

                 CONTRACTS                      CURRENT YIELD   EFFECTIVE YIELD
                 ---------                      -------------   ---------------
Declaration Variable Annuity (initial
 premium under $250,000)                        (0.15)%         (0.15)%
Declaration Variable Annuity (initial
 premium of $250,000 or above)                   0.10%           0.10%
Patriot Variable Annuity (initial premium
 under $250,000)                                (0.15)%         (0.15)%
Patriot Variable Annuity (initial premium of
 $250,000 or above)                              0.10%           0.10%
Revolution Access Variable Annuity              (0.15)%         (0.15)%
Revolution Extra Variable Annuity               (0.15)%         (0.15)%
Revolution Variable Annuity*                       --              --
Revolution Value Variable Annuity               (0.15)%         (O.15)%

   * Because no contracts were issued as of December 31, 2002, no Money Market option's current yield and effective yield at the Account level have been calculated.

OTHER VARIABLE INVESTMENT OPTIONS

"Standardized" Total Return

  Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

  We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                             P x ( 1 + T )/n/ = ERV

            where P = a hypothetical initial premium payment of $1,000 T = average annual total return n = number of years
                      ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

  The following table shows average total returns for the variable investment options, other than the money market options, that were available on December 31, 2002. The table shows values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. The table also shows values from the date a variable investment option was first available in the Account. Ten year periods are not shown because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date shown may be different from the date a variable investment option was first available in the Revolution contracts because the Account is used for other variable annuities offered by us.

  On the basis described above, the following table shows the average total return for each variable investment option available on December 31, 2002 for the periods ended December 31, 2002:

------------------------------------------------------------------------------------------------------------------------------
                                    For the          For the         For the           For the          From
                                1 Year Period    3 Year Period    5 Year Period    10 Year Period    Inception     Date of
                                    Ended            Ended            Ended             Ended        of Fund to   Inception
 Variable Investment Option*       12/31/02        12/31/02         12/31/02          12/31/02       12/31/02    in Account**
------------------------------------------------------------------------------------------------------------------------------
     Table of Standardized Performance for Contracts With Initial Premiums Payments of Less Than $250,000
DECLARATION CONTRACTS:
Equity Index                        (28.85%)        (18.02%)          (2.54%)            N/A            4.55%      8/29/1996
Growth and Income                   (28.74%)        (20.46%)          (4.73%)            N/A            2.08%      8/29/1996
Fundamental Growth                  (36.78%)        (26.74%)            N/A              N/A          (12.84%)     8/30/1999
Small Cap Growth                    (36.44%)        (25.39%)          (3.13%)            N/A           (1.06%)     8/29/1996
International Opportunities         (24.78%)        (22.07%)          (5.32%)            N/A           (2.90%)     4/30/1996
Financial Industries                (26.02%)         (8.46%)          (3.49%)            N/A            2.20%      4/29/1997
Active Bond                           0.51%           5.71%            4.64%             N/A            5.88%      8/29/1996
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                    For the          For the          For the          For the         From
                                1 Year Period    3 Year Period    5 Year Period    10 Year Period    Inception     Date of
                                    Ended            Ended            Ended            Ended        of Fund to    Inception
 Variable Investment Option*       12/31/02        12/31/02         12/31/02          12/31/02       12/31/02    in Account**
------------------------------------------------------------------------------------------------------------------------------
      Table of Standardized Performance for Contracts With Initial Premiums Payments of $250,000 or More
DECLARATION CONTRACTS:
Equity Index                       (28.61%)        (17.75%)          (2.26%)             N/A            4.85%      8/29/1996
Growth and Income                  (28.50%)        (20.21%)          (4.46%)             N/A            2.37%      8/29/1996
Fundamental Growth                 (36.57%)        (26.50%)            N/A               N/A          (12.58%)     8/30/1999
Small Cap Growth                   (36.23%)        (25.14%)          (2.86%)             N/A           (0.78%)     8/29/1996
International Opportunities        (24.55%)        (21.82%)          (5.05%)             N/A           (2.64%)     4/30/1996
Financial Industries               (25.79%)         (8.19%)          (3.22%)             N/A            2.49%      4/29/1997
Active Bond                          0.82%           6.02%            4.93%              N/A            6.18%      8/29/1996
------------------------------------------------------------------------------------------------------------------------------
     Table of Standardized Performance for Contracts With Initial Premiums Payments of Less Than $250,000
PATRIOT CONTRACTS:
Equity Index                       (28.85%)        (18.02%)          (2.54%)             N/A            4.55%      8/29/1996
Large Cap Value                    (19.84%)         (3.10%)           0.48%              N/A            6.14%      8/29/1996
Large Cap Growth                   (34.33%)        (24.94%)          (5.19%)             N/A            1.89%      8/29/1996
Growth and Income                  (28.74%)        (20.46%)          (4.73%)             N/A            2.08%      8/29/1996
Fundamental Value                  (23.99%)         (7.45%)            N/A               N/A           (5.47%)     8/30/1999
Earnings Growth                    (38.87%)        (40.13%)          (5.56%)             N/A           (1.50%)     8/29/1996
Fundamental Growth                 (36.78%)        (26.74%)            N/A               N/A          (12.84%)     8/30/1999
Small/Mid Cap CORE                 (21.79%)         (6.67%)            N/A               N/A           (2.76%)     4/30/1998
Small Cap Growth                   (36.44%)        (25.39%)          (3.13%)             N/A           (1.06%)     8/29/1996
Small Cap Emerging Growth          (34.71%)        (17.62%)         (12.67%)             N/A           (5.49%)     8/29/1996
International Equity Index         (21.78%)        (21.16%)          (4.35%)             N/A           (3.53%)     8/29/1996
International Opportunities        (24.78%)        (22.07%)          (5.32%)             N/A           (3.04%)     8/29/1996
Overseas Equity                    (12.96%)        (10.34%)          (2.09%)             N/A           (0.37%)     8/29/1996
Emerging Markets Equity            (13.38%)        (22.16%)            N/A               N/A           (9.79%)     4/30/1998
Real Estate Equity                  (5.35%)          9.72%            1.22%              N/A            6.44%      8/29/1996
Financial Industries               (26.02%)         (8.46%)          (3.49%)             N/A            2.20%      4/29/1997
Managed                            (19.83%)         (8.51%)           0.25%              N/A            4.09%      8/29/1996
Short-Term Bond                     (1.05%)          4.55%            4.31%              N/A            4.69%      8/29/1996
Bond Index                           3.20%           7.18%             N/A               N/A            5.23%      4/30/1998
Active Bond                          0.51%           5.71%            4.64%              N/A            5.88%      8/29/1996
High Yield Bond                    (11.16%)         (7.50%)            N/A               N/A           (4.68%)     4/30/1998
Global Bond                         12.05%           6.81%            5.20%              N/A            6.22%      8/29/1996

------------------------------------------------------------------------------------------------------------------------------
                                   For the          For the          For the          For the          From
                                1 Year Period    3 Year Period    5 Year Period    10 Year Period   Inception      Date of
                                    Ended            Ended            Ended            Ended        of Fund to    Inception
 Variable Investment Option*       12/31/02        12/31/02         12/31/02          12/31/02       12/31/02    in Account**
------------------------------------------------------------------------------------------------------------------------------
              Table of Standardized Performance for Contracts With Initial Premiums Payments of $250,000 or More
PATRIOT CONTRACTS:
Equity Index                       (28.62%)        (17.76%)          (2.26%)            N/A            4.85%    8/29/1996
Large Cap Value                    (19.58%)         (2.82%)           0.76%             N/A            6.43%    8/29/1996
Large Cap Growth                   (34.12%)        (24.70%)          (4.92%)            N/A            2.17%    8/29/1996
Growth and Income                  (28.50%)        (20.21%)          (4.46%)            N/A            2.37%    8/29/1996
Fundamental Value                  (23.73%)         (7.17%)            N/A              N/A           (5.19%)   8/30/1999
Earnings Growth                    (38.67%)        (39.90%)          (5.29%)            N/A           (1.23%)   8/29/1996
Fundamental Growth                 (36.57%)        (26.50%)            N/A              N/A          (12.58%)   8/30/1999
Small/Mid Cap CORE                 (21.54%)         (6.40%)            N/A              N/A           (2.48%)   4/30/1998
Small Cap Growth                   (36.23%)        (25.14%)          (2.86%)            N/A           (0.78%)   8/29/1996
Small Cap Emerging Growth          (34.49%)        (17.38%)         (12.41%)            N/A           (5.22%)   8/29/1996
International Equity Index         (21.53%)        (20.90%)          (4.07%)            N/A           (3.26%)   8/29/1996
International Opportunities        (24.55%)        (21.82%)          (5.05%)            N/A           (2.77%)   8/29/1996
Overseas Equity                    (12.69%)        (10.06%)          (1.81%)            N/A           (0.09%)   8/29/1996
Emerging Markets Equity            (13.10%)        (21.91%)            N/A              N/A           (9.51%)   4/30/1998
Real Estate Equity                  (5.05%)         10.04%            1.51%             N/A            6.73%    8/29/1996
Financial Industries               (25.79%)         (8.19%)          (3.22%)            N/A            2.49%    4/29/1997
Managed                            (19.58%)         (8.24%)           0.53%             N/A            4.37%    8/29/1996
Short-Term Bond                     (0.74%)          4.85%            4.60%             N/A            4.98%    8/29/1996
Bond Index                           3.51%           7.49%             N/A              N/A            5.52%    4/30/1998
Active Bond                          0.82%           6.02%            4.93%             N/A            6.18%    8/29/1996
High Yield Bond                    (10.88%)         (7.23%)            N/A              N/A           (4.41%)   4/30/1998
Global Bond                         12.38%           7.12%            5.49%             N/A            6.52%    8/29/1996
------------------------------------------------------------------------------------------------------------------------------
REVOLUTION ACCESS CONTRACTS:
Equity Index                       (23.41%)        (15.82%)          (2.01%)            N/A            4.72%    8/29/1996
Large Cap Value                    (14.46%)         (1.58%)           0.94%             N/A            6.29%    8/29/1996
Large Cap Value CORE               (19.36%)         (7.70%)            N/A              N/A           (6.08%)   8/30/1999
Large Cap Growth                   (28.86%)        (22.30%)          (4.58%)            N/A            2.08%    8/29/1996
Large Cap Aggressive Growth        (32.36%)        (23.00%)            N/A              N/A          (16.56%)   8/30/1999
Growth and Income                  (23.30%)        (18.12%)          (4.14%)            N/A            2.27%    8/29/1996
Fundamental Value                  (18.58%)         (5.77%)            N/A              N/A           (4.01%)   8/30/1999
Earnings Growth                    (33.36%)        (35.99%)          (4.89%)            N/A           (1.20%)   8/29/1996
Fundamental Growth                 (31.29%)        (23.96%)            N/A              N/A          (11.03%)   8/30/1999
Small/Mid Cap CORE                 (16.39%)         (5.03%)            N/A              N/A           (1.97%)   4/30/1998
Small/Mid Cap Growth               (22.25%)         (5.24%)          (1.64%)            N/A            1.18%    8/29/1996
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                   For the          For the          For the          For the          From
                                1 Year Period    3 Year Period    5 Year Period    10 Year Period   Inception      Date of
                                    Ended            Ended            Ended            Ended        of Fund to    Inception
 Variable Investment Option*       12/31/02        12/31/02         12/31/02          12/31/02       12/31/02    in Account**
------------------------------------------------------------------------------------------------------------------------------
REVOLUTION ACCESS CONTRACTS - CONTINUED:
Small Cap Value                     (7.73%)         12.83%             N/A              N/A           12.99%    8/30/1999
Small Cap Growth                   (30.96%)        (22.72%)          (2.58%)            N/A           (0.82%)   8/29/1996
Small Cap Emerging Growth          (29.24%)        (15.45%)         (11.78%)            N/A           (5.16%)   8/29/1996
AIM V.I. Premier Equity            (31.27%)        (20.65%)            N/A              N/A          (14.85%)   8/1/1999
AIM V.I. Capital Development          N/A             N/A              N/A              N/A          (25.58%)   4/30/2002
Fidelity VIP Contrafund            (10.69%)        (10.74%)            N/A              N/A           (6.22%)   8/1/1999
MFS Investors Growth Stock         (28.57%)        (20.89%)            N/A              N/A          (13.68%)   8/1/1999
MFS Research                       (25.61%)        (18.43%)            N/A              N/A          (12.49%)   8/1/1999
International Equity Index         (16.38%)        (18.78%)          (3.77%)            N/A           (3.24%)   8/29/1996
International Opportunities        (19.37%)        (19.63%)          (4.71%)            N/A           (2.76%)   8/29/1996
Overseas Equity                     (7.62%)         (8.54%)          (1.56%)            N/A           (0.14%)   8/29/1996
Fidelity VIP Overseas Equity       (21.47%)        (21.34%)            N/A              N/A          (13.03%)   8/1/1999
Emerging Markets Equity             (8.03%)        (19.72%)            N/A              N/A           (8.71%)   4/30/1998
Janus Aspen Worldwide Growth       (26.77%)           N/A              N/A              N/A          (27.21%)   11/1/2000
Real Estate Equity                  (0.04%)         10.85%            1.67%             N/A            6.58%    8/29/1996
Health Sciences                    (21.13%)           N/A              N/A              N/A          (14.63%)   4/27/2001
Financial Industries               (20.60%)         (6.74%)          (2.93%)            N/A            2.57%    4/29/1997
Managed                            (14.45%)         (6.79%)           0.72%             N/A            4.25%    8/29/1996
Short-Term Bond                      4.22%           5.81%            4.69%             N/A            4.85%    8/29/1996
Bond Index                           8.45%           8.37%             N/A              N/A            5.82%    4/30/1998
Active Bond                          5.77%           6.94%            5.02%             N/A            6.03%    8/29/1996
High Yield Bond                     (5.83%)         (5.82%)            N/A              N/A           (3.82%)   4/30/1998
Global Bond                         17.24%           8.01%            5.57%             N/A            6.37%    8/29/1996
Brandes International Equity       (16.50%)           N/A              N/A              N/A           (9.88%)   6/1/2000
Turner Core Growth                 (27.57%)           N/A              N/A              N/A          (25.05%)   6/1/2000
Frontier Capital Appreciation      (26.35%)           N/A              N/A              N/A          (14.14%)   6/1/2000
Business Opportunity Value            N/A             N/A              N/A              N/A          (22.25%)   4/30/2002
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                   For the          For the          For the          For the          From
                                1 Year Period    3 Year Period    5 Year Period    10 Year Period   Inception      Date of
                                    Ended            Ended            Ended            Ended        of Fund to    Inception
 Variable Investment Option*       12/31/02        12/31/02         12/31/02          12/31/02       12/31/02    in Account**
------------------------------------------------------------------------------------------------------------------------------
REVOLUTION CONTRACTS:
      Because no Revolution contracts to which this SAI applies had been issued at December 31, 2002, no return figures at the
         Account level have been calculated.
------------------------------------------------------------------------------------------------------------------------------
REVOLUTION EXTRA CONTRACTS:
Equity Index                       (25.58%)        (16.55%)          (2.23%)            N/A            4.80%    8/29/1996
Large Cap Value                    (16.97%)         (2.58%)           0.69%             N/A            6.42%    8/29/1996
Large Cap Value CORE               (21.68%)         (8.59%)            N/A              N/A           (6.90%)   8/30/1999
Large Cap Growth                   (30.83%)        (22.89%)          (4.78%)            N/A            2.08%    8/29/1996
Large Cap Aggressive Growth        (34.20%)        (23.57%)            N/A              N/A          (17.19%)   8/30/1999
Growth and Income                  (25.48%)        (18.81%)          (4.34%)            N/A            2.28%    8/29/1996
Fundamental Value                  (20.93%)         (6.69%)            N/A              N/A           (4.86%)   8/30/1999
Earnings Growth                    (35.16%)        (36.22%)          (5.08%)            N/A           (1.23%)   8/29/1996
Fundamental Growth                 (33.17%)        (24.51%)            N/A              N/A          (11.76%)   8/30/1999
Small/Mid Cap CORE                 (18.82%)         (5.96%)            N/A              N/A           (2.40%)   4/30/1998
Small/Mid Cap Growth               (24.46%)         (6.17%)          (1.87%)            N/A            1.15%    8/29/1996
Small Cap Value                    (10.49%)         12.31%             N/A              N/A           12.60%    8/30/1999
Small Cap Growth                   (32.85%)        (23.30%)          (2.79%)            N/A           (0.85%)   8/29/1996
Small Cap Emerging Growth          (31.19%)        (16.19%)         (11.91%)            N/A           (5.17%)   8/29/1996
AIM V.I. Premier Equity            (33.15%)        (21.27%)            N/A              N/A          (15.49%)   8/1/1999
AIM V.I. Capital Development          N/A             N/A              N/A              N/A          (27.67%)   4/30/2002
Fidelity VIP Contrafund            (13.34%)        (11.57%)            N/A              N/A           (7.01%)   8/1/1999
MFS Investors Growth Stock         (30.55%)        (21.51%)            N/A              N/A          (14.34%)   8/1/1999
MFS Research                       (27.70%)        (19.10%)            N/A              N/A          (13.17%)   8/1/1999
International Equity Index         (18.81%)        (19.44%)          (3.97%)            N/A           (3.26%)   8/29/1996
International Opportunities        (21.69%)        (20.27%)          (4.91%)            N/A           (2.78%)   8/29/1996
Overseas Equity                    (10.38%)         (9.41%)          (1.79%)            N/A           (0.17%)   8/29/1996
Fidelity VIP Overseas Equity       (23.71%)        (21.95%)            N/A              N/A          (13.70%)   8/1/1999
Emerging Markets Equity            (10.78%)        (20.36%)            N/A              N/A           (9.06%)   4/30/1998
Janus Aspen Worldwide Growth       (28.82%)           N/A              N/A              N/A          (28.01%)   11/1/2000
Real Estate Equity                  (3.09%)         10.24%            1.44%             N/A            6.72%    8/29/1996
Health Sciences                    (23.39%)           N/A              N/A              N/A          (16.09%)   4/27/2001
Financial Industries               (22.88%)         (7.64%)          (3.14%)            N/A            2.42%    4/29/1997
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                   For the          For the          For the          For the          From
                                1 Year Period    3 Year Period    5 Year Period    10 Year Period   Inception      Date of
                                    Ended            Ended            Ended            Ended        of Fund to    Inception
 Variable Investment Option*       12/31/02        12/31/02         12/31/02          12/31/02       12/31/02    in Account**
------------------------------------------------------------------------------------------------------------------------------
REVOLUTION EXTRA CONTRACTS - CONTINUED:
Managed                            (16.96%)         (7.69%)           0.47%             N/A            4.33%    8/29/1996
Short-Term Bond                      1.01%           4.95%            4.59%             N/A            4.93%    8/29/1996
Bond Index                           5.25%           7.64%             N/A              N/A            5.57%    4/30/1998
Active Bond                          2.51%           6.14%            4.93%             N/A            6.15%    8/29/1996
High Yield Bond                     (8.66%)         (6.74%)            N/A              N/A           (4.23%)   4/30/1998
Global Bond                         14.35%           7.27%            5.50%             N/A            6.50%    8/29/1996
Brandes International Equity       (18.93%)           N/A              N/A              N/A          (10.87%)   6/1/2000
Turner Core Growth                 (29.59%)           N/A              N/A              N/A          (25.71%)   6/1/2000
Frontier Capital Appreciation      (28.41%)           N/A              N/A              N/A          (15.05%)   6/1/2000
Business Opportunity Value            N/A             N/A              N/A              N/A          (24.47%)   4/30/2002
------------------------------------------------------------------------------------------------------------------------------
REVOLUTION VALUE CONTRACTS:
Equity Index                       (27.41%)        (16.77%)          (2.36%)            N/A            4.59%    8/29/1996
Large Cap Value                    (19.00%)         (2.77%)           0.57%             N/A            6.17%    8/29/1996
Large Cap Value CORE               (23.60%)         (8.79%)            N/A              N/A           (7.08%)   8/30/1999
Large Cap Growth                   (32.53%)        (23.12%)          (4.91%)            N/A            1.94%    8/29/1996
Large Cap Aggressive Growth        (35.82%)        (23.81%)            N/A              N/A          (17.39%)   8/30/1999
Growth and Income                  (27.31%)        (19.03%)          (4.48%)            N/A            2.13%    8/29/1996
Fundamental Value                  (22.87%)         (6.89%)            N/A              N/A           (5.04%)   8/30/1999
Earnings Growth                    (36.76%)        (36.52%)          (5.22%)            N/A           (1.34%)   8/29/1996
Fundamental Growth                 (34.82%)        (24.75%)            N/A              N/A          (11.95%)   8/30/1999
Small/Mid Cap CORE                 (20.81%)         (6.16%)            N/A              N/A           (2.53%)   4/30/1998
Small/Mid Cap Growth               (26.32%)         (6.37%)          (2.00%)            N/A            1.04%    8/29/1996
Small Cap Value                    (12.67%)         11.77%             N/A              N/A           12.08%    8/30/1999
Small Cap Growth                   (34.51%)        (23.54%)          (2.92%)            N/A           (0.96%)   8/29/1996
Small Cap Emerging Growth          (32.89%)        (16.41%)         (12.07%)            N/A           (5.29%)   8/29/1996
AIM V.I. Premier Equity            (34.80%)        (21.50%)            N/A              N/A          (15.69%)   8/1/1999
AIM V.I. Capital Development          N/A             N/A              N/A              N/A          (30.09%)   4/30/2002
Fidelity VIP Contrafund            (15.45%)        (11.78%)            N/A              N/A           (7.19%)   8/1/1999
MFS Investors Growth Stock         (32.26%)        (21.74%)            N/A              N/A          (14.53%)   8/1/1999
MFS Research                       (29.48%)        (19.32%)            N/A              N/A          (13.36%)   8/1/1999
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                   For the          For the          For the          For the          From
                                1 Year Period    3 Year Period    5 Year Period    10 Year Period   Inception      Date of
                                    Ended            Ended            Ended            Ended        of Fund to    Inception
 Variable Investment Option*       12/31/02        12/31/02         12/31/02          12/31/02       12/31/02    in Account**
------------------------------------------------------------------------------------------------------------------------------
REVOLUTION VALUE CONTRACTS -
 CONTINUED:
International Equity Index         (20.80%)        (19.67%)          (4.11%)            N/A           (3.37%)   8/29/1996
International Opportunities        (23.61%)        (20.50%)          (5.04%)            N/A           (2.89%)   8/29/1996
Overseas Equity                    (12.57%)         (9.61%)          (1.92%)            N/A           (0.28%)   8/29/1996
Fidelity VIP Overseas Equity       (25.59%)        (22.18%)            N/A              N/A          (13.90%)   8/1/1999
Emerging Markets Equity            (12.95%)        (20.59%)            N/A              N/A           (9.21%)   4/30/1998
Janus Aspen Worldwide Growth       (30.57%)           N/A              N/A              N/A          (28.58%)   11/1/2000
Real Estate Equity                  (5.44%)          9.76%            1.29%             N/A            6.46%    8/29/1996
Health Sciences                    (25.27%)           N/A              N/A              N/A          (17.33%)   4/27/2001
Financial Industries               (24.77%)         (7.84%)          (3.27%)            N/A            2.25%    4/29/1997
Managed                            (18.99%)         (7.89%)           0.35%             N/A            4.13%    8/29/1996
Short-Term Bond                     (1.44%)          4.60%            4.35%             N/A            4.72%    8/29/1996
Bond Index                           2.54%           7.22%             N/A              N/A            5.29%    4/30/1998
Active Bond                          0.02%           5.76%            4.69%             N/A            5.91%    8/29/1996
High Yield Bond                    (10.88%)         (6.94%)            N/A              N/A           (4.37%)   4/30/1998
Global Bond                         11.24%           6.85%            5.24%             N/A            6.25%    8/29/1996
Brandes International Equity       (20.91%)           N/A              N/A              N/A          (11.41%)   6/1/2000
Turner Core Growth                 (31.32%)           N/A              N/A              N/A          (26.21%)   6/1/2000
Frontier Capital Appreciation      (30.17%)           N/A              N/A              N/A          (15.57%)   6/1/2000
Business Opportunity Value            N/A             N/A              N/A              N/A          (27.00%)   4/30/2002
------------------------------------------------------------------------------------------------------------------------------

     * Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

     ** or since the inception of a predecessor to the applicable fund.

Yield

     We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                                    [(a - b    )/6/  ]
                          Yield = 2 [(----- + 1) - 1 ]
                                    [( cd      )     ]

where: a = net investment income earned during the period by the fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period d = the offering price per accumulation unit on the last day of the period

     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Charges for premium taxes or optional rider benefits are not reflected in the calculation.

"Non-Standardized" Performance

     We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, or charges for optional rider benefits described in the prospectus.

     The following table shows Account level "non-standardized" average total return for each variable investment option, except the money market variable investment options, that were available on December 31, 2002. The table shows values for one, three, five and ten year periods, or fractional period thereof starting on the date a fund commenced operations. The table also shows values from the date of inception of a Fund. Returns of less than 1 year are not annualized. Each of the periods shown ended December 31, 2002.

     Although the contracts did not exist during all the periods shown, we have adjusted the returns of the variable investment options by the contracts' asset-based charge.

     PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

----------------------------------------------------------------------------------------------------------------------------
                                     For the         For the         For the          For the         From
                                  1 Year Period   3 Year Period   5 Year Period   10 Year Period    Inception     Date of
                                      Ended           Ended           Ended            Ended       of Fund to    Inception
  Variable Investment Option*        12/31/02        12/31/02        12/31/02        12/31/02       12/31/02     of Fund**
----------------------------------------------------------------------------------------------------------------------------
Table of Non-Standardized Performance for Contracts With Initial Premiums Payments of Less Than $250,000
DECLARATION CONTRACTS:
Equity Index                         (23.27%)        (15.72%)         (1.92%)            N/A          4.58%       4/30/1996
Growth and Income                    (23.16%)        (18.02%)         (4.05%)          6.06%          8.25%       3/28/1986
Fundamental Growth                   (31.15%)        (23.85%)           N/A              N/A        (10.94%)      8/30/1999
Small Cap Growth                     (30.82%)        (22.61%)         (2.49%)            N/A         (0.28%)      4/30/1996
International Opportunities          (19.23%)        (19.52%)         (4.62%)            N/A         (2.56%)      4/30/1996
Financial Industries                 (20.46%)         (6.64%)         (2.84%)            N/A          2.64%       4/29/1997
Active Bond                            5.91%           7.03%           5.10%           5.94%          6.64%       3/28/1986
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                     For the         For the         For the          For the         From
                                  1 Year Period   3 Year Period   5 Year Period   10 Year Period    Inception     Date of
                                      Ended           Ended           Ended            Ended       of Fund to    Inception
  Variable Investment Option*        12/31/02        12/31/02        12/31/02        12/31/02       12/31/02     of Fund**
-----------------------------------------------------------------------------------------------------------------------------
Table of Non-Standardized Performance for Contracts With Initial Premiums Payments of $250,000 or More
DECLARATION CONTRACTS:
Equity Index                         (23.07%)        (15.50%)         (1.67%)            N/A          4.85%       4/30/1996
Growth and Income                    (22.96%)        (17.81%)         (3.81%)          6.33%          8.52%       3/28/1986
Fundamental Growth                   (30.98%)        (23.66%)           N/A              N/A        (10.72%)      8/30/1999
Small Cap Growth                     (30.65%)        (22.41%)         (2.25%)            N/A         (0.03%)      4/30/1996
International Opportunities          (19.04%)        (19.32%)         (4.38%)            N/A         (2.32%)      4/30/1996
Financial Industries                 (20.27%)         (6.41%)         (2.60%)            N/A          2.90%       4/29/1997
Active Bond                            6.18%           7.30%           5.36%           6.21%          6.93%       3/28/1986
-----------------------------------------------------------------------------------------------------------------------------
Table of Non-Standardized Performance for Contracts With Initial Premiums Payments of Less Than $250,000
PATRIOT CONTRACTS:
Equity Index                         (23.27%)        (15.72%)         (1.92%)            N/A          4.58%       4/30/1996
Large Cap Value                      (14.32%)         (1.49%)          1.02%             N/A          6.35%       4/30/1996
Large Cap Growth                     (28.72%)        (22.19%)         (4.49%)          5.54%          7.24%       3/28/1986
Growth and Income                    (23.16%)        (18.02%)         (4.05%)          6.06%          8.25%       3/28/1986
Fundamental Value                    (18.44%)         (5.67%)           N/A              N/A         (3.92%)      8/30/1999
Earnings Growth                      (33.23%)        (35.87%)         (4.85%)            N/A         (1.32%)      4/30/1996
Fundamental Growth                   (31.15%)        (23.85%)           N/A              N/A        (10.94%)      8/30/1999
Small/Mid Cap CORE                   (16.25%)         (4.93%)           N/A              N/A         (1.89%)      4/30/1998
Small Cap Growth                     (30.82%)        (22.61%)         (2.49%)            N/A         (0.28%)      4/30/1996
Small Cap Emerging Growth            (29.10%)        (15.35%)        (11.69%)            N/A         (4.63%)      4/30/1996
International Equity Index           (16.24%)        (18.67%)         (3.68%)          0.79%          2.11%       5/5/1988
International Opportunities          (19.23%)        (19.52%)         (4.62%)            N/A         (2.56%)      4/30/1996
Overseas Equity                       (7.48%)         (8.44%)         (1.48%)            N/A         (0.06%)      4/30/1996
Emerging Markets Equity               (7.89%)        (19.61%)           N/A              N/A         (8.63%)      4/30/1998
Real Estate Equity                     0.09%          10.93%           1.75%           8.03%          7.12%       5/16/1988
Financial Industries                 (20.46%)         (6.64%)         (2.84%)            N/A          2.64%       4/29/1997
Managed                              (14.31%)         (6.69%)          0.80%           5.95%          7.19%       3/28/1986
Short-Term Bond                        4.36%           5.90%           4.77%             N/A          4.68%       5/1/1994
Bond Index                             8.59%           8.46%            N/A              N/A          5.86%       4/30/1998
Active Bond                            5.91%           7.03%           5.10%           5.94%          6.64%       3/28/1986
High Yield Bond                       (5.69%)         (5.72%)           N/A              N/A         (3.74%)      4/30/1998
Global Bond                           17.38%           8.10%           5.64%             N/A          6.26%       4/30/1996
-----------------------------------------------------------------------------------------------------------------------------
Table of Non-Standardized Performance for Contracts With Initial Premiums Payments of $250,000 or More
PATRIOT CONTRACTS:
Equity Index                         (23.08%)        (15.51%)         (1.67%)            N/A          4.84%       4/30/1996
Large Cap Value                      (14.10%)         (1.25%)          1.27%             N/A          6.62%       4/30/1996
Large Cap Growth                     (28.55%)        (22.00%)         (4.25%)          0.58%          7.51%       3/28/1986
Growth and Income                    (22.96%)        (17.81%)         (3.81%)          6.33%          8.52%       3/28/1986
Fundamental Value                    (18.22%)         (5.43%)           N/A              N/A         (3.67%)      8/30/1999
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                     For the         For the         For the          For the         From
                                  1 Year Period   3 Year Period   5 Year Period   10 Year Period    Inception     Date of
                                      Ended           Ended           Ended            Ended       of Fund to    Inception
  Variable Investment Option*        12/31/02        12/31/02        12/31/02        12/31/02       12/31/02     of Fund**
----------------------------------------------------------------------------------------------------------------------------
PATRIOT CONTRACTS - CONTINUED:
Earnings Growth                      (33.07%)        (35.71%)         (4.61%)            N/A         (1.07%)      4/30/1996
Fundamental Growth                   (30.98%)        (23.66%)           N/A              N/A        (10.72%)      8/30/1999
Small/Mid Cap CORE                   (16.04%)         (4.69%)           N/A              N/A         (1.64%)      4/30/1998
Small Cap Growth                     (30.65%)        (22.41%)         (2.25%)            N/A         (0.03%)      4/30/1996
Small Cap Emerging Growth            (28.92%)        (15.15%)        (11.47%)            N/A         (4.39%)      4/30/1996
International Equity Index           (16.03%)        (18.46%)         (3.43%)          1.05%          2.37%       5/5/1988
International Opportunities          (19.04%)        (19.32%)         (4.38%)            N/A         (2.32%)      4/30/1996
Overseas Equity                       (7.25%)         (8.20%)         (1.23%)            N/A          0.19%       4/30/1996
Emerging Markets Equity               (7.65%)        (19.40%)           N/A              N/A         (8.39%)      4/30/1998
Real Estate Equity                     0.35%          11.21%           2.01%           0.83%          7.39%       5/16/1988
Financial Industries                 (20.27%)         (6.41%)         (2.60%)            N/A          2.90%       4/29/1997
Managed                              (14.10%)         (6.46%)          1.05%           6.21%          7.46%       3/28/1986
Short-Term Bond                        4.63%           6.17%           5.03%             N/A          4.94%       5/1/1994
Bond Index                             8.86%           8.73%            N/A              N/A          6.13%       4/30/1998
Active Bond                            6.18%           7.30%           5.36%           6.21%          6.93%       3/28/1986
High Yield Bond                       (5.45%)         (5.49%)           N/A              N/A         (3.50%)      4/30/1998
Global Bond                           17.67%           8.37%           5.91%             N/A          6.53%       4/30/1996
Equity Index                         (23.27%)        (15.72%)         (1.92%)            N/A          4.58%       4/30/1996
Large Cap Value                      (14.32%)         (1.49%)          1.02%             N/A          6.35%       4/30/1996
Large Cap Value CORE                 (19.22%)         (7.60%)           N/A              N/A         (5.99%)      8/30/1999
----------------------------------------------------------------------------------------------------------------------------
REVOLUTION ACCESS CONTRACTS:
Large Cap Growth                     (28.72%)        (22.19%)         (4.49%)          5.54%          2.03%       3/28/1986
Large Cap Aggressive Growth          (32.22%)        (22.89%)           N/A              N/A        (16.47%)      8/30/1999
Growth and Income                    (23.16%)        (18.02%)         (4.05%)          6.06%          8.25%       8/28/1986
Fundamental Value                    (18.44%)         (5.67%)           N/A              N/A         (3.92%)      8/30/1999
Earnings Growth                      (33.22%)        (35.86%)         (4.80%)            N/A         (1.26%)      4/30/1996
Fundamental Growth                   (31.15%)        (23.85%)           N/A              N/A        (10.94%)      8/30/1999
Small/Mid Cap CORE                   (16.25%)         (4.93%)           N/A              N/A         (1.89%)      4/30/1998
Small/Mid Cap Growth                 (22.11%)         (5.14%)         (1.56%)            N/A          5.79%       5/5/1994
Small Cap Value                       (7.59%)         12.92%            N/A              N/A         13.07%       8/30/1999
Small Cap Growth                     (30.82%)        (22.61%)         (2.49%)            N/A         (0.28%)      4/30/1996
Small Cap Emerging Growth            (29.10%)        (15.35%)        (11.69%)            N/A         (4.62%)      4/30/1996
AIM V.I. Premier Equity              (31.13%)        (20.54%)         (3.40%)            N/A          6.51%       5/5/1993
AIM V.I. Capital Development         (22.30%)         (8.01%)           N/A              N/A         (1.69%)      5/1/1998
Fidelity VIP Contrafund              (10.55%)        (10.64%)          2.33%             N/A         10.81%       1/3/1995
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                     For the         For the         For the          For the         From
                                  1 Year Period   3 Year Period   5 Year Period   10 Year Period    Inception     Date of
                                      Ended           Ended           Ended            Ended       of Fund to    Inception
  Variable Investment Option*        12/31/02        12/31/02        12/31/02        12/31/02       12/31/02     of Fund**
----------------------------------------------------------------------------------------------------------------------------
REVOLUTION ACCESS CONTRACTS - CONTINUED:
MFS Investors Growth Stock           (28.43%)        (20.78%)           N/A              N/A         (9.63%)      5/3/1999
MFS Research                         (25.47%)        (18.32%)         (4.02%)            N/A          3.47%       7/26/1995
International Equity Index           (16.24%)        (18.67%)         (3.68%)          0.79%          2.11%       5/5/1988
International Opportunities          (19.23%)        (19.52%)         (4.62%)            N/A         (2.56%)      4/30/1996
Overseas Equity                       (7.48%)         (8.44%)         (1.48%)            N/A         (0.06%)      4/30/1996
Fidelity VIP Overseas Equity         (21.33%)        (21.23%)         (5.23%)          3.34%          2.91%       1/28/1987
Emerging Markets Equity               (7.89%)        (19.61%)           N/A              N/A         (8.63%)      4/30/1998
Janus Aspen Worldwide Growth         (26.63%)        (22.48%)           N/A              N/A        (22.48%)     12/31/1999
Real Estate Equity                     0.10%          10.94%           1.75%           8.03%          7.12%       5/16/1988
Health Sciences                      (20.99%)           N/A             N/A              N/A        (14.54%)      4/27/2001
Financial Industries                 (20.46%)         (6.64%)         (2.84%)            N/A          2.64%       4/29/1997
Managed                              (14.31%)         (6.69%)          0.80%           5.95%          7.19%       8/28/1986
Short-Term Bond                        4.36%           5.90%           4.77%             N/A          4.68%       5/1/1994
Bond Index                             8.59%           8.46%            N/A              N/A          5.89%       4/30/1998
Active Bond                            5.91%           7.03%           5.10%           5.94%          6.64%       6/2/1980
High Yield Bond                       (5.69%)         (5.72%)           N/A              N/A         (3.74%)      4/30/1998
Global Bond                           17.38%           8.10%           5.65%             N/A          6.27%       4/30/1996
Brandes International Equity         (16.36%)         (9.28%)          4.47%             N/A          3.08%       1/8/1996
Turner Core Growth                   (27.43%)        (21.66%)         (2.40%)            N/A          4.19%       1/8/1996
Frontier Capital Appreciation        (26.21%)         (8.44%)          1.91%             N/A          7.36%       1/8/1996
Business Opportunity Value              N/A             N/A             N/A              N/A        (21.89%)      2/1/2002
----------------------------------------------------------------------------------------------------------------------------
REVOLUTION CONTRACTS:
  Because no Revolution contracts to which this SAI applies had been issued at December 31, 2002,  no return figures at the Account level have been calculated.
----------------------------------------------------------------------------------------------------------------------------
REVOLUTION EXTRA CONTRACTS:
Equity Index                         (23.27%)        (15.72%)         (1.92%)            N/A          4.58%       4/30/1996
Large Cap Value                      (14.32%)         (1.49%)          1.02%             N/A          6.35%       4/30/1996
Large Cap Value CORE                 (19.22%)         (7.60%)           N/A              N/A         (5.99%)      8/30/1999
Large Cap Growth                     (28.72%)        (22.19%)         (4.49%)          5.54%          2.03%       3/28/1986
Large Cap Aggressive Growth          (32.22%)        (22.89%)           N/A              N/A        (16.47%)      8/30/1999
Growth and Income                    (23.16%)        (18.02%)         (4.05%)          6.06%          8.25%       8/28/1986
Fundamental Value                    (18.44%)         (5.67%)           N/A              N/A         (3.92%)      8/30/1999
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                     For the         For the         For the          For the         From
                                  1 Year Period   3 Year Period   5 Year Period   10 Year Period    Inception     Date of
                                      Ended           Ended           Ended            Ended       of Fund to    Inception
  Variable Investment Option*        12/31/02        12/31/02        12/31/02        12/31/02       12/31/02     of Fund**
----------------------------------------------------------------------------------------------------------------------------
REVOLUTION EXTRA CONTRACTS -
 CONTINUED:
Earnings Growth                      (33.22%)        (35.86%)         (4.80%)            N/A         (1.26%)      4/30/1996
Fundamental Growth                   (31.15%)        (23.85%)           N/A              N/A        (10.94%)      8/30/1999
Small/Mid Cap CORE                   (16.25%)         (4.93%)           N/A              N/A         (1.89%)      4/30/1998
Small/Mid Cap Growth                 (22.11%)         (5.14%)         (1.56%)            N/A          5.79%       5/5/1994
Small Cap Value                       (7.59%)         12.92%            N/A              N/A         13.07%       8/30/1999
Small Cap Growth                     (30.82%)        (22.61%)         (2.49%)            N/A         (0.28%)      4/30/1996
Small Cap Emerging Growth            (29.10%)        (15.35%)        (11.69%)            N/A         (4.62%)      4/30/1996
AIM V.I. Premier Equity              (31.13%)        (20.54%)         (3.40%)            N/A          6.51%       5/5/1993
AIM V.I. Capital Development         (22.30%)         (8.01%)           N/A              N/A         (1.69%)      5/1/1998
Fidelity VIP Contrafund              (10.55%)        (10.64%)          2.33%             N/A         10.81%       1/3/1995
MFS Investors Growth Stock           (28.43%)        (20.78%)           N/A              N/A         (9.63%)      5/3/1999
MFS Research                         (25.47%)        (18.32%)         (4.02%)            N/A          3.47%       7/26/1995
International Equity Index           (16.24%)        (18.67%)         (3.68%)          0.79%          2.11%       5/5/1988
International Opportunities          (19.23%)        (19.52%)         (4.62%)            N/A         (2.56%)      4/30/1996
Overseas Equity                       (7.48%)         (8.44%)         (1.48%)            N/A         (0.06%)      4/30/1996
Fidelity VIP Overseas Equity         (21.33%)        (21.23%)         (5.23%)          3.34%          2.91%       1/28/1987
Emerging Markets Equity               (7.89%)        (19.61%)           N/A              N/A         (8.63%)      4/30/1998
Janus Aspen Worldwide Growth         (26.63%)        (22.48%)           N/A              N/A        (22.48%)     12/31/1999
Real Estate Equity                     0.10%          10.94%           1.75%           8.03%          7.12%       5/16/1988
Health Sciences                      (20.99%)           N/A             N/A              N/A        (14.54%)      4/27/2001
Financial Industries                 (20.46%)         (6.64%)         (2.84%)            N/A          2.64%       4/29/1997
Managed                              (14.31%)         (6.69%)          0.80%           5.95%          7.19%       8/28/1986
Short-Term Bond                        4.36%           5.90%           4.77%             N/A          4.68%       5/1/1994
Bond Index                             8.59%           8.46%            N/A              N/A          5.89%       4/30/1998
Active Bond                            5.91%           7.03%           5.10%           5.94%          6.64%       6/2/1980
High Yield Bond                       (5.69%)         (5.72%)           N/A              N/A         (3.74%)      4/30/1998
Global Bond                           17.38%           8.10%           5.65%             N/A          6.27%       4/30/1996
Brandes International Equity         (16.36%)         (9.28%)          4.47%             N/A          3.08%       1/8/1996
Turner Core Growth                   (27.43%)        (21.66%)         (2.40%)            N/A          4.19%       1/8/1996
Frontier Capital Appreciation        (26.21%)         (8.44%)          1.91%             N/A          7.36%       1/8/1996
Business Opportunity Value              N/A             N/A             N/A              N/A        (21.89%)      2/1/2002
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                     For the         For the         For the          For the         From
                                  1 Year Period   3 Year Period   5 Year Period   10 Year Period    Inception     Date of
                                      Ended           Ended           Ended            Ended       of Fund to    Inception
  Variable Investment Option*        12/31/02        12/31/02        12/31/02        12/31/02       12/31/02     of Fund**
----------------------------------------------------------------------------------------------------------------------------
REVOLUTION VALUE CONTRACTS:
Equity Index                         (23.27%)        (15.72%)         (1.92%)            N/A          4.58%       4/30/1996
Large Cap Value                      (14.32%)         (1.49%)          1.02%             N/A          6.35%       4/30/1996
Large Cap Value CORE                 (19.22%)         (7.60%)           N/A              N/A         (5.99%)      8/30/1999
Large Cap Growth                     (28.72%)        (22.19%)         (4.49%)          5.54%          2.03%       3/28/1986
Large Cap Aggressive Growth          (32.22%)        (22.89%)           N/A              N/A        (16.47%)      8/30/1999
Growth and Income                    (23.16%)        (18.02%)         (4.05%)          6.06%          8.25%       8/28/1986
Fundamental Value                    (18.44%)         (5.67%)           N/A              N/A         (3.92%)      8/30/1999
Earnings Growth                      (33.22%)        (35.86%)         (4.80%)            N/A         (1.26%)      4/30/1996
Fundamental Growth                   (31.15%)        (23.85%)           N/A              N/A        (10.94%)      8/30/1999
Small/Mid Cap CORE                   (16.25%)         (4.93%)           N/A              N/A         (1.89%)      4/30/1998
Small/Mid Cap Growth                 (22.11%)         (5.14%)         (1.56%)            N/A          5.79%       5/5/1994
Small Cap Value                       (7.59%)         12.92%            N/A              N/A         13.07%       8/30/1999
Small Cap Growth                     (30.82%)        (22.61%)         (2.49%)            N/A         (0.28%)      4/30/1996
Small Cap Emerging Growth            (29.10%)        (15.35%)        (11.69%)            N/A         (4.62%)      4/30/1996
AIM V.I. Premier Equity              (31.13%)        (20.54%)         (3.40%)            N/A          6.51%       5/5/1993
AIM V.I. Capital Development         (22.30%)         (8.01%)           N/A              N/A         (1.69%)      5/1/1998
Fidelity VIP Contrafund              (10.55%)        (10.64%)          2.33%             N/A         10.81%       1/3/1995
MFS Investors Growth Stock           (28.43%)        (20.78%)           N/A              N/A         (9.63%)      5/3/1999
MFS Research                         (25.47%)        (18.32%)         (4.02%)            N/A          3.47%       7/26/1995
International Equity Index           (16.24%)        (18.67%)         (3.68%)          0.79%          2.11%       5/5/1988
International Opportunities          (19.23%)        (19.52%)         (4.62%)            N/A         (2.56%)      4/30/1996
Overseas Equity                       (7.48%)         (8.44%)         (1.48%)            N/A         (0.06%)      4/30/1996
Fidelity VIP Overseas Equity         (21.33%)        (21.23%)         (5.23%)          3.34%          2.91%       1/28/1987
Emerging Markets Equity               (7.89%)        (19.61%)           N/A              N/A         (8.63%)      4/30/1998
Janus Aspen Worldwide Growth         (26.63%)        (22.48%)           N/A              N/A        (22.48%)     12/31/1999
Real Estate Equity                     0.10%          10.94%           1.75%           8.03%          7.12%       5/16/1988
Health Sciences                      (20.99%)           N/A             N/A              N/A        (14.54%)      4/27/2001
Financial Industries                 (20.46%)         (6.64%)         (2.84%)            N/A          2.64%       4/29/1997
Managed                              (14.31%)         (6.69%)          0.80%           5.95%          7.19%       8/28/1986
Short-Term Bond                        4.36%           5.90%           4.77%             N/A          4.68%       5/1/1994
Bond Index                             8.59%           8.46%            N/A              N/A          5.89%       4/30/1998
Active Bond                            5.91%           7.03%           5.10%           5.94%          6.64%       6/2/1980
High Yield Bond                       (5.69%)         (5.72%)           N/A              N/A         (3.74%)      4/30/1998
Global Bond                           17.38%           8.10%           5.65%             N/A          6.27%       4/30/1996
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                     For the         For the         For the          For the         From
                                  1 Year Period   3 Year Period   5 Year Period   10 Year Period    Inception     Date of
                                      Ended           Ended           Ended            Ended       of Fund to    Inception
  Variable Investment Option*        12/31/02        12/31/02        12/31/02        12/31/02       12/31/02     of Fund**
----------------------------------------------------------------------------------------------------------------------------
REVOLUTION VALUE CONTRACTS -
 CONTINUED:
Brandes International Equity         (16.36%)         (9.28%)          4.47%             N/A          3.08%       1/8/1996
Turner Core Growth                   (27.43%)        (21.66%)         (2.40%)            N/A          4.19%       1/8/1996
Frontier Capital Appreciation        (26.21%)         (8.44%)          1.91%             N/A          7.36%       1/8/1996
Business Opportunity Value              N/A             N/A             N/A              N/A        (21.89%)      2/1/2002
----------------------------------------------------------------------------------------------------------------------------

     * Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

     ** or since the inception of a predecessor to the applicable fund.


                          OTHER PERFORMANCE INFORMATION

     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

     We also use Ibottson and Associates, CDA Weisenberger, and F.C. Towers for comparison purposes, as well as the Russell and Wilshire indexes. We may also use performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

                        CALCULATION OF ANNUITY PAYMENTS

CALCULATION OF ANNUITY UNITS

     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

For each variable investment option, we THEN divide:

                         the resulting value (minus any
                               premium tax charge)

                                       by

                                     $1,000

and multiply the result by

                         the applicable annuity purchase
                       rate set forth in the contract and
                                   reflecting

                      (1) the age and, possibly, sex of the
                                    payee and

                         (2) the assumed investment rate
                               (discussed below)

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

                        the amount of the initial monthly
                         variable annuity payment from
                          that variable annuity option

                                       by

                         the annuity unit value of that
                      variable investment option as of 10
                      calendar days prior to the date the

     For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                          4000.000 x 12.000000 x 5.47
                          ---------------------------
                                     1,000

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES

     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE

     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

(2) for each calendar day in the period, a deduction of 0.003425% or 0.003151% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES

     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract. Hypothetical examples illustrating the calculation of accumulation unit values and annuity unit values

HYPOTHETICAL EXAMPLES ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES

     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 -$137.00)
divided by $4,000,000 or 0.0009658.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or
$1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES

     JHVLICO purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                  THE ACCOUNT

     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by JHVLICO to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS

     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS

     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

..    requiring personal identification,

..    tape recording calls, and

..    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                                VOTING PRIVILEGES

  Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                             the total value of your
                          accumulation units value in a
                           variable investment option

                                   divided by

                        the net asset value of 1 share of
                             the corresponding fund

     At a shareholders' meeting, you may give instructions regarding:

     (1) the election of a Board of Trustees,

     (2) the ratification of the selection of independent auditors,

     (3) the approval of a Series Fund's investment management agreements,

     (4) and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

                Report of Ernst & Young LLP, Independent Auditors

To the Contract Owners of
John Hancock Variable Annuity Account JF of
  John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account JF (the Account) (comprising of, respectively, the V.A. Relative Value, V.A. Financial Industries, V.A. Strategic Income, V.A. Sovereign Investors, V.A. Technology, Large Cap Growth, Fundamental Growth, Emerging Markets Equity, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Large Cap Value CORE, Fundamental Value (formerly Large/Mid Cap Value), Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, High Yield Bond, Global Bond, Growth & Income, AIM V.I. Growth, AIM V.I. Premier Equity (formerly AIM V.I. Value), MFS Growth Series, MFS New Discovery Series, MFS Research Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, Fidelity VIP II Overseas Equity, Templeton International, Templeton Development Market, Janus Aspen Worldwide Growth, Active Bond, Health Sciences, Money Market, and AIM V.I. Capital Development Series Subaccounts) as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account JF at December 31, 2002, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


                                                            /s/ERNST & YOUNG LLP

Boston, Massachusetts
February 6, 2003

                    John Hancock Variable Annuity Account JF

                       Statement of Assets and Liabilities

                                December 31, 2002


                                                     V.A.        V.A.         V.A.         V.A.
                                                  RELATIVE    FINANCIAL    STRATEGIC    SOVEREIGN        V.A.
                                                    VALUE     INDUSTRIES     INCOME     INVESTORS     TECHNOLOGY
                                                  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                  ----------  ----------   ----------   ----------    ----------
ASSETS
Investment in shares of portfolios of:
John Hancock, Declaration Trust, at value ....... $7,700,002  $21,131,982  $17,691,208  $13,214,427   $2,357,270
Receivable from portfolio/JHVLICO ...............         --           --        3,167           --           --
                                                  ----------  -----------  -----------  -----------   ----------
Total assets ....................................  7,700,002   21,131,982   17,694,375   13,214,427    2,357,270
LIABILITIES
Payable to portfolio/JHVLICO ....................         --           --           --           --           --
                                                  ----------  -----------  -----------  -----------   ----------
Total liabilities ...............................         --           --           --           --           --
                                                  ----------  -----------  -----------  -----------   ----------
                                                  $7,700,002  $21,131,982  $17,694,375  $13,214,427   $2,357,270
                                                  ==========  ===========  ===========  ===========   ==========
NET ASSETS:
Contracts in accumulation ....................... $7,700,002  $21,128,025  $17,694,375  $13,214,427   $2,357,270
Contracts in payout (annuitization) .............         --        3,957           --           --           --
                                                  ----------  -----------  -----------  -----------   ----------
Total net assets ................................ $7,700,002  $21,131,982  $17,694,375  $13,214,427   $2,357,270
                                                  ==========  ===========  ===========  ===========   ==========
Units outstanding ...............................  1,076,205    1,821,012    1,272,444    1,142,077    1,116,030
                                                  ==========  ===========  ===========  ===========   ==========
Unit value (in accumulation) .................... $     7.15  $     11.60  $     13.91  $     11.57   $     2.11
                                                  ==========  ===========  ===========  ===========   ==========



                                             LARGE                    EMERGING    INTERNATIONAL
                                              CAP       FUNDAMENTAL    MARKETS       EQUITY
                                             GROWTH       GROWTH       EQUITY        INDEX
                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                           ----------   -----------  ----------   -------------
ASSETS
Investment in shares of portfolios of:
John Hancock Variable Series Trust I,
 at value ...............................  $ 1,543,868    4,710,824    323,729        244,337
Receivable from portfolio/JHVLICO .......           --           --         --             --
                                           -----------  -----------  ---------      ---------
Total assets ............................    1,543,868    4,710,824    323,729        244,337
LIABILITIES
Payable to portfolio/JHVLICO ............           --           --         --             --
                                           -----------  -----------  ---------      ---------
Total liabilities .......................           --           --         --             --
                                           -----------  -----------  ---------      ---------
                                           $ 1,543,868  $ 4,710,824  $ 323,729      $ 244,337
                                           ===========  ===========  =========      =========
NET ASSETS:
Contracts in accumulation ...............  $ 1,543,868  $ 4,710,824  $ 323,729      $ 244,337
Contracts in payout (annuitization) .....           --           --         --             --
                                           -----------  -----------  ---------      ---------
Total net assets ........................  $ 1,543,868  $ 4,710,824  $ 323,729      $ 244,337
                                           ===========  ===========  =========      =========
Units outstanding .......................      266,339      691,281     35,674         36,016
                                           ===========  ===========  =========      =========
Unit value (in accumulation) ............  $      5.80  $      6.81  $    9.07      $    6.78
                                           ===========  ===========  =========      =========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                                December 31, 2002

                                                                                            LARGE CAP
                                           SMALL CAP     GLOBAL    MULTI CAP   LARGE CAP      VALUE
                                             GROWTH     BALANCED     GROWTH      VALUE         CORE
                                           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                           ----------  ----------  ----------  ----------   ----------
ASSETS
Investment in shares of portfolios of:
John Hancock Variable Series Trust I,
 at value ...............................  $9,496,128  $2,301,675  $5,470,064  $7,139,429   $8,974,628
Receivable from portfolio/JHVLICO .......          --          --          --          --           --
                                           ----------  ----------  ----------  ----------   ----------
Total assets ............................   9,496,128   2,301,675   5,470,064   7,139,429    8,974,628
LIABILITIES
Payable to portfolio/JHVLICO ............          --          --          --          --           --
                                           ----------  ----------  ----------  ----------   ----------
Total liabilities .......................          --          --          --          --           --
                                           ----------  ----------  ----------  ----------   ----------
                                           $9,496,128  $2,301,675  $5,470,064  $7,139,429   $8,974,628
                                           ==========  ==========  ==========  ==========   ==========
NET ASSETS:
Contracts in accumulation ...............  $9,496,128  $2,301,675  $5,470,064  $7,139,429   $8,974,628
Contracts in payout (annuitization) .....          --          --          --          --           --
                                           ----------  ----------  ----------  ----------   ----------
Total net assets ........................  $9,496,128  $2,301,675  $5,470,064  $7,139,429   $8,974,628
                                           ==========  ==========  ==========  ==========   ==========
Units outstanding .......................     962,209     232,091   1,735,828     731,927    1,103,209
                                           ==========  ==========  ==========  ==========   ==========
Unit value (in accumulation) ............  $     9.87  $     9.92  $     3.15  $     9.75   $     8.14
                                           ==========  ==========  ==========  ==========   ==========


                                                           SMALL/MID                LARGE CAP    SMALL/MID
                                              FUNDAMENTAL     CAP         BOND      AGGRESSIVE      CAP
                                                 VALUE       GROWTH       INDEX       GROWTH        CORE
                                              SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                              -----------  ----------  ----------   ----------   ----------
ASSETS
Investment in shares of portfolios of:
John Hancock Variable Series Trust I,
 at value .................................   $7,881,658   $4,651,931  $14,035,827  $5,940,605   $3,771,190
Receivable from portfolio/JHVLICO .........           --           --           --          --           --
                                              ----------   ----------  -----------  ----------   ----------
Total assets ..............................    7,881,658    4,651,931   14,035,827   5,940,605    3,771,190
LIABILITIES
Payable to portfolio/JHVLICO ..............           --           --           --          --           --
                                              ----------   ----------  -----------  ----------   ----------
Total liabilities .........................           --           --           --          --           --
                                              ----------   ----------  -----------  ----------   ----------
                                              $7,881,658   $4,651,931  $14,035,827  $5,940,605   $3,771,190
                                              ==========   ==========  ===========  ==========   ==========
NET ASSETS:
Contracts in accumulation .................   $7,863,216   $4,651,931  $14,035,827  $5,940,605   $3,771,190
Contracts in payout (annuitization) .......       18,442           --           --          --           --
                                              ----------   ----------  -----------  ----------   ----------
Total net assets ..........................   $7,881,658   $4,651,931  $14,035,827  $5,940,605   $3,771,190
                                              ==========   ==========  ===========  ==========   ==========
Units outstanding .........................      906,879      287,283    1,142,452   1,083,593      345,865
                                              ==========   ==========  ===========  ==========   ==========
Unit value (in accumulation) ..............   $     8.69   $    16.19  $     12.29  $     5.48   $    10.90
                                              ==========   ==========  ===========  ==========   ==========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                                December 31, 2002


                                              SMALL CAP   REAL ESTATE               SHORT-TERM    SMALL CAP
                                                VALUE       EQUITY       MANAGED       BOND         EQUITY
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                             ----------   -----------  ----------   ----------    ----------
ASSETS
Investment in shares of portfolios of:
John Hancock Variable Series Trust I,
 at value .................................  $10,197,412  $4,021,544   $11,327,821  $13,594,392    $964,544
Receivable from portfolio/JHVLICO .........           --          --            --           --          --
                                             -----------  ----------   -----------  -----------    --------
Total assets ..............................   10,197,412   4,021,544    11,327,821   13,594,392     964,544
LIABILITIES
Payable to portfolio/JHVLICO ..............           --          --            --           --          --
                                             -----------  ----------   -----------  -----------    --------
Total liabilities .........................           --          --            --           --          --
                                             -----------  ----------   -----------  -----------    --------
                                             $10,197,412  $4,021,544   $11,327,821  $13,594,392    $964,544
                                             ===========  ==========   ===========  ===========    ========
NET ASSETS:
Contracts in accumulation .................  $10,197,412  $4,021,544   $11,327,821  $13,594,392    $964,544
Contracts in payout (annuitization) .......           --          --            --           --          --
                                             -----------  ----------   -----------  -----------    --------
Total net assets ..........................  $10,197,412  $4,021,544   $11,327,821  $13,594,392    $964,544
                                             ===========  ==========   ===========  ===========    ========
Units outstanding .........................      676,565     349,133     1,413,709      918,213     171,319
                                             ===========  ==========   ===========  ===========    ========
Unit value (in accumulation) ..............  $     15.07  $    11.52   $      8.01  $     14.81    $   5.63
                                             ===========  ==========   ===========  ===========    ========


                                                                       HIGH
                                       INTERNATIONAL    EQUITY        YIELD
                                       OPPORTUNITIES     INDEX         BOND
                                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                       -------------  ----------    ----------
ASSETS
Investment in shares of portfolios
 of:
John Hancock Variable Series Trust I,
 at value ............................   2,990,389    $18,924,313   $6,180,706
Receivable from portfolio/JHVLICO ....          --             --           --
                                        ----------    -----------   ----------
Total assets .........................   2,990,389     18,924,313    6,180,706
                                        ==========    ===========   ==========
LIABILITIES
Payable to portfolio/JHVLICO .........          --             --           --
                                        ----------    -----------   ----------
Total liabilities ....................          --             --           --
                                        ----------    -----------   ----------
                                        $2,990,389    $18,924,313   $6,180,706
                                        ==========    ===========   ==========
NET ASSETS:
Contracts in accumulation ............  $2,990,389    $18,879,267   $6,180,706
Contracts in payout (annuitization) ..          --         45,046           --
                                        ----------    -----------   ----------
Total net assets .....................  $2,990,389    $18,924,313   $6,180,706
                                        ==========    ===========   ==========
Units outstanding ....................     444,557      1,477,116      718,485
                                        ==========    ===========   ==========
Unit value (in accumulation) .........  $     6.73    $     12.81   $     8.60
                                        ==========    ===========   ==========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                                December 31, 2002


                                                                                     AIM V.I.
                                               GLOBAL     GROWTH &     AIM V.I.      PREMIER     MFS GROWTH
                                                BOND       INCOME       GROWTH       EQUITY        SERIES
                                             SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                             ----------  ----------   -----------  -----------  -----------
ASSETS
Investment in shares of portfolios of:
John Hancock Variable Series Trust I,
 at value .................................  $2,663,287  $17,659,641  $        --  $        --  $        --
Outside Trust, at value ...................          --           --    6,790,582   15,675,378    7,374,783
Receivable from portfolio/JHVLICO .........          --           --           --           --           --
                                             ----------  -----------  -----------  -----------  -----------
Total assets ..............................   2,663,287   17,659,641    6,790,582   15,675,358    7,374,783
LIABILITIES
Payable to portfolio/JHVLICO ..............          --           --           --           --           --
                                             ----------  -----------  -----------  -----------  -----------
Total liabilities .........................          --           --           --           --           --
                                             ----------  -----------  -----------  -----------  -----------
                                             $2,663,287  $17,659,641    6,790,582   15,675,378  $ 7,374,783
                                             ==========  ===========  ===========  ===========  ===========
NET ASSETS:
Contracts in accumulation .................  $2,663,287  $17,642,289  $ 6,790,582  $15,675,378  $ 7,374,783
Contracts in payout (annuitization) .......          --       17,352           --           --           --
                                             ----------  -----------  -----------  -----------  -----------
Total net assets ..........................  $2,663,287  $17,659,641  $ 6,790,582  $15,675,378  $ 7,374,783
                                             ==========  ===========  ===========  ===========  ===========
Units Outstanding .........................     718,485      219,985    1,579,490    2,655,715    1,201,190
                                             ==========  ===========  ===========  ===========  ===========
Unit value (in accumulation) ..............  $     8.60  $     12.11  $      4.30  $      5.90  $      6.14
                                             ==========  ===========  ===========  ===========  ===========


                                             MFS NEW        MFS
                                            DISCOVERY    RESEARCH    FIDELITY VIP II   FIDELITY VIP
                                             SERIES       SERIES       CONTRAFUND         GROWTH
                                           SUBACCOUNT   SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                           ----------   -----------  ---------------   ------------
ASSETS
Investment in shares of portfolios of:
Outside Trust, at value .................. $ 4,624,178  $ 5,606,363  $  14,473,139     $14,367,126
Receivable from portfolio/JHVLICO ........          --           --             --              --
                                           -----------  -----------   ------------     -----------
Total assets .............................   4,624,178    5,606,363     14,473,139      14,367,126
LIABILITIES
Payable to portfolio/JHVLICO .............          --           --             --              --
                                           -----------  -----------   ------------     -----------
Total liabilities ........................          --           --             --              --
                                           -----------  -----------   ------------     -----------
                                           $ 4,624,178  $ 5,606,363   $ 14,473,139     $14,367,126
                                           ===========  ===========   ============     ===========
NET ASSETS:
Contracts in accumulation ................ $ 4,624,178  $ 5,606,363   $ 14,473,139     $14,367,126
                                           -----------  -----------   ------------     -----------
Contracts in payout (annuitization) ......          --           --             --              --
                                           ===========  ===========   ============     ===========
Total net assets ......................... $ 4,624,178  $ 5,606,363   $ 14,473,139     $14,367,126
                                           ===========  ===========   ============     ===========
Units outstanding ........................     494,371      868,071      1,748,414       2,426,548
                                           ===========  ===========   ============     ===========
Unit value (in accumulation) ............. $      9.35  $      6.46   $       8.28     $      5.92
                                           ===========  ===========   ============     ===========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                                December 31, 2002

                                                                                                 JANUS
                                                  FIDELITY VIP II                  TEMPLETON     ASPEN
                                                     OVERSEAS        TEMPLETON    DEVELOPMENT  WORLDWIDE      ACTIVE
                                                      EQUITY       INTERNATIONAL    MARKET       GROWTH        BOND
                                                    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                   --------------  -------------  -----------  ----------   ----------
ASSETS
Investment in shares of portfolios of:
John Hancock Variable Series Trust I, at value ...  $       --      $       --     $     --    $       --   $22,744,853
Outside Trust, at value ..........................   5,244,637       2,218,650      998,147     1,632,486            --
Receivable from portfolio/JHVLICO ................          --              --           --            --            --
                                                    ----------      ----------     --------    ----------   -----------
Total assets .....................................   5,244,637       2,218,650      998,147     1,632,486    22,744,853
LIABILITIES
Payable to portfolio/JHVLICO .....................          --              --           --            --            --
                                                    ----------      ----------     --------    ----------   -----------
Total liabilities ................................          --              --           --            --            --
                                                    ----------      ----------     --------    ----------   -----------
                                                    $5,244,637      $2,218,650     $998,147    $1,632,486   $22,744,853
                                                    ==========      ==========     ========    ==========   ===========
NET ASSETS:
Contracts in accumulation ........................  $5,244,637      $2,218,650     $998,147    $1,632,486   $22,744,853
Contracts in payout (annuitization) ..............          --              --           --            --            --
                                                    ----------      ----------     --------    ----------   -----------
Total net assets .................................  $5,244,637      $2,218,650     $998,147    $1,632,486   $22,744,853
                                                    ----------      ----------     --------    ----------   -----------
Units Outstanding ................................     860,267         312,842      140,123       322,260     2,057,739
                                                    ----------      ----------     --------    ----------   -----------
Unit value (in accumulation) .....................  $     6.10      $     7.09     $   7.12    $     5.07   $     11.05
                                                    ==========      ==========     ========    ==========   ===========

                                                                                   AIM V.I. CAPITAL
                                                           HEALTH       MONEY        DEVELOPMENT
                                                          SCIENCES     MARKET           SERIES
                                                         SUBACCOUNT  SUBACCOUNT       SUBACCOUNT
                                                         ----------  -----------   ----------------
ASSETS
Investment in shares of portfolios of:
John Hancock Variable Series Trust I, at value ........  $1,371,770  $57,111,933       $     --
Outside Trust, at value ...............................          --           --        102,773
Receivable from portfolio/JHVLICO .....................          --           --             --
                                                         ----------  -----------       --------
Total assets ..........................................   1,371,770   57,111,933        102,773
LIABILITIES
Payable to portfolio/JHVLICO ..........................          --           --             --
                                                         ----------  -----------       --------
Total liabilities .....................................          --           --             --
                                                         ----------  -----------       --------
                                                         $1,371,770  $57,111,933       $102,773
                                                         ==========  ===========       ========
NET ASSETS:
Contracts in accumulation .............................  $1,371,770  $57,003,106       $102,773
Contracts in payout (annuitization) ...................          --      108,827             --
                                                         ----------  -----------       --------
Total net assets ......................................  $1,371,770  $57,111,933       $102,773
                                                         ==========  ===========       ========
Units Outstanding .....................................     178,396    5,605,346         13,797
                                                         ==========  ===========       ========
Unit value (in accumulation) ..........................  $     7.69  $     10.19       $   7.45
                                                         ==========  ===========       ========


See accompanying notes.

                    John Hancock Variable Annuity Account JF

                            Statement of Operations

                      For the year ended December 31, 2002


                                                                  V.A.          V.A.          V.A.          V.A.
                                                                RELATIVE      FINANCIAL     STRATEGIC     SOVEREIGN
                                                                  VALUE      INDUSTRIES      INCOME       INVESTORS
                                                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                              ------------  ------------  -----------  ------------
Investment Income:
 Distributions received from net investment income of the
  underlying portfolio ......................................  $    62,571   $   237,160   $1,260,146    $   190,806
                                                               -----------   -----------   ----------    -----------
Total investment income .....................................       62,571       237,160    1,260,146        190,806
Expenses:
 Mortality and expense risk .................................      140,728       331,304      216,951        205,022
                                                               -----------   -----------   ----------    -----------
Net investment income (loss) ................................      (78,157)      (94,144)   1,043,195        (14,216)
Realized gains (losses) on investments:
 Realized losses on sale of portfolio shares ................   (5,853,533)     (778,199)    (643,901)      (805,035)
 Distributions received from realized capital gains of the
  underlying portfolio ......................................       23,073            --           --             --
                                                               -----------   -----------   ----------    -----------
Realized losses .............................................   (5,830,460)     (778,199)    (643,901)      (805,035)
Change in unrealized appreciation (depreciation) during the
 year .......................................................   (1,262,945)   (5,366,539)     704,216     (3,547,007)
                                                               -----------   -----------   ----------    -----------
Net increase (decrease) in net assets resulting from
 operations .................................................  $(7,171,562)  $(6,238,882)  $1,103,510    $(4,366,258)
                                                               ===========   ===========   ==========    ===========

                                                                                                 EMERGING
                                                          V.A.       LARGE CAP   FUNDAMENTAL     MARKETS
                                                       TECHNOLOGY      GROWTH       GROWTH        EQUITY
                                                       SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                       ------------  ----------  ------------  ------------
Investment Income:
 Distributions received from net investment
  income of the underlying portfolio ................  $        --   $   5,305   $        --    $    788
                                                       -----------   ---------   -----------    --------
Total investment income .............................           --       5,305            --         788
Expenses:
 Mortality and expense risk .........................       44,843      19,564        78,551       3,811
                                                       -----------   ---------   -----------    --------
Net investment loss .................................      (44,843)    (14,259)      (78,551)     (3,023)
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares ..................................   (2,530,195)   (635,241)   (2,770,692)     18,495
 Distributions received from realized capital
  gains of the underlying portfolio .................           --          --            --          --
                                                       -----------   ---------   -----------    --------
Realized gains (losses) .............................   (2,530,195)   (635,241)   (2,770,692)     18,495
Change in unrealized appreciation
 (depreciation) during the year .....................      110,625     119,480       363,769     (37,442)
                                                       -----------   ---------   -----------    --------
Net decrease in net assets resulting from
 operations .........................................  $(2,464,413)  $(530,020)  $(2,485,474)   $(21,970)
                                                       ===========   =========   ===========    ========


See accompanying notes.

                    John Hancock Variable Annuity Account JF

                      For the year ended December 31, 2002


                                                 INTERNATIONAL
                                                    EQUITY       SMALL CAP      GLOBAL      MULTI CAP
                                                     INDEX        GROWTH       BALANCED      GROWTH
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                 -------------  ------------  ----------  --------------
Investment Income:
 Distributions received from net investment
   income of the underlying portfolio ..........   $  7,010     $        --   $  22,583    $        --
                                                   --------     -----------   ---------    -----------
Total investment income ........................      7,010              --      22,583             --
Expenses:
 Mortality and expense risk ....................      5,805         154,907      22,317         83,742
                                                   --------     -----------   ---------    -----------
Net investment income (loss) ...................      1,205        (154,907)        266        (83,742)
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares .............................    123,916      (2,292,991)    (87,862)    (3,162,966)
 Distributions received from realized capital
  gains of the underlying portfolio ............         --              --          --             --
                                                   --------     -----------   ---------    -----------
Realized gains (losses) ........................    123,916      (2,292,991)    (87,862)    (3,162,966)
Change in unrealized appreciation
 (depreciation) during the year ................    (24,650)     (2,478,544)    (34,976)       297,977
                                                   --------     -----------   ---------    -----------
Net increase (decrease) in net
 assets resulting from operations ..............   $100,471     $(4,926,442)  $(122,572)   $(2,948,731)
                                                   ========     ===========   =========    ===========

                                                                 LARGE CAP
                                                   LARGE CAP       VALUE      FUNDAMENTAL    SMALL/MID CAP
                                                     VALUE         CORE          VALUE          GROWTH
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ------------  ------------  ------------  ---------------
Investment Income:
 Distributions received from net investment
  income of the underlying portfolio ...........  $   110,430   $   120,473   $   113,023    $        --
                                                  -----------   -----------   -----------    -----------
Total investment income ........................      110,430       120,473       113,023             --
Expenses:
 Mortality and expense risk ....................       79,083       126,646       109,908         60,790
                                                  -----------   -----------   -----------    -----------
Net investment income (loss) ...................       31,347        (6,173)        3,115        (60,790)
Realized gains (losses) on investments:
 Realized losses on sale of portfolio shares ...     (169,558)     (258,622)     (379,102)      (301,263)
 Distributions received from realized
  capital gains of the underlying portfolio ....       99,085            --            --         57,135
                                                  -----------   -----------   -----------    -----------
Realized losses ................................      (70,473)     (258,622)     (379,102)      (244,128)
Change in unrealized depreciation
  during the year ..............................   (1,058,551)   (1,956,994)   (1,555,125)      (980,440)
                                                  -----------   -----------   -----------    -----------
Net decrease in net assets resulting
  from operations ..............................  $(1,097,677)  $(2,221,789)  $(1,931,112)   $(1,285,358)
                                                  ===========   ===========   ===========    ===========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                      For the year ended December 31, 2002


                                                              LARGE CAP
                                                    BOND     AGGRESSIVE    SMALL/MID CAP    SMALL CAP
                                                   INDEX       GROWTH          CORE           VALUE
                                                 SUBACCOUNT  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                 ----------  ------------  -------------  --------------
Investment Income:
 Distributions received from net investment
  income of the underlying portfolio ...........  $625,220   $        --    $  18,205      $    65,964
                                                  --------   -----------    ---------      -----------
Total investment income ........................   625,220            --       18,205           65,964
Expenses:
 Mortality and expense risk ....................   147,137        97,188       45,290          132,013
                                                  --------   -----------    ---------      -----------
Net investment income (loss) ...................   478,083       (97,188)     (27,085)         (66,049)
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares .............................   172,118    (1,527,459)     (97,573)         104,095
 Distributions received from realized
  capital gains of the underlying portfolio.....    21,523            --           --          201,324
                                                  --------   -----------    ---------      -----------
Realized gains (losses) ........................   193,641    (1,527,459)     (97,573)         305,419
Change in unrealized appreciation
 (depreciation) during the year ................   323,847    (1,512,913)    (535,760)      (1,236,705)
                                                  --------   -----------    ---------      -----------
Net increase (decrease) in net assets
 resulting from operations .....................  $995,571   $(3,137,560)   $(660,418)     $  (997,335)
                                                  ========   ===========    =========      ===========


                                                 REAL ESTATE                SHORT-TERM   SMALL CAP
                                                   EQUITY       MANAGED        BOND        EQUITY
                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                 -----------  ------------  ----------  ------------
Investment Income:
 Distributions received from net investment
  income of the underlying portfolio ........... $ 149,984    $   205,624    $403,427    $   2,093
                                                 ---------    -----------    --------    ---------
Total investment income ........................   149,984        205,624     403,427        2,093
Expenses:
 Mortality and expense risk ....................    37,815        140,918     116,813       10,436
                                                 ---------    -----------    --------    ---------
Net investment income (loss) ...................   112,169         64,706     286,614       (8,343)
Realized gains (losses) on investments:
 Realized gains (losses) on sale of
  portfolio shares .............................   (18,815)      (485,305)     53,778      (24,976)
 Distributions received from realized
  capital gains of the underlying portfolio ....   100,759             --      13,103           --
                                                 ---------    -----------    --------    ---------
Realized gains (losses) ........................    81,944       (485,305)     66,881      (24,976)
Change in unrealized appreciation
 (depreciation) during the year ................  (252,114)    (1,444,781)     48,535     (262,448)
                                                 ---------    -----------    --------    ---------
Net increase (decrease) in net assets
 resulting from operations ..................... $ (58,001)   $(1,865,380)   $402,030    $(295,767)
                                                 =========    ===========    ========    =========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                      For the year ended December 31, 2002

                                                                INTERNATIONAL    EQUITY      HIGH YIELD     GLOBAL
                                                                OPPORTUNITIES     INDEX         BOND         BOND
                                                                 SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                                -------------  ------------  ----------  ------------
Investment Income:
  Distributions received from net investment income of the
    underlying portfolio .....................................    $ 18,568     $   304,495   $ 597,673     $ 97,291
                                                                  --------     -----------   ---------     --------
Total investment income ......................................      18,568         304,495     597,673       97,291
Expenses:
  Mortality and expense risk .................................      21,998         272,378      75,721       19,014
                                                                  --------     -----------   ---------     --------
Net investment income (loss) .................................      (3,430)         32,117     521,952       78,277
Realized gains (losses) on investments:
  Realized gains (losses) on sale of portfolio shares ........      81,266      (3,035,032)   (487,079)      42,956
  Distributions received from realized capital gains of the
    underlying portfolio. ....................................          --          23,348          --       20,178
                                                                  --------     -----------   ---------     --------
Realized gains (losses) ......................................      81,266      (3,011,684)   (487,079)      63,134
Change in unrealized appreciation (depreciation) during
  the year ...................................................     (98,745)     (3,129,726)   (394,159)     110,633
                                                                  --------     -----------   ---------     --------
Net increase (decrease) in net assets resulting from
  operations .................................................     (20,909)    $(6,109,293)  $(359,286)    $252,044
                                                                  ========     ===========   =========     ========

                                                                                               AIM V.I.
                                                                  GROWTH &      AIM V.I.       PREMIER     MFS GROWTH
                                                                   INCOME        GROWTH        EQUITY        SERIES
                                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                ------------  ------------  ------------  ------------
Investment Income:
  Distributions received from net investment income of the
    underlying portfolio .....................................  $   157,940   $        --   $    64,140    $        --
                                                                -----------   -----------   -----------    -----------
Total investment income ......................................      157,940            --        64,140             --
Expenses:
  Mortality and expense risk .................................      271,699       112,247       258,547        115,191
                                                                -----------   -----------   -----------    -----------
Net investment loss ..........................................     (113,759)     (112,247)     (194,407)      (115,191)
Realized gains (losses) on investments:
  Realized losses on sale of portfolio shares ................     (955,711)   (3,290,989)   (4,017,860)    (1,422,708)
  Distributions received from realized capital gains of the
    underlying portfolio .....................................           --            --            --             --
                                                                -----------   -----------   -----------    -----------
Realized losses ..............................................     (955,711)   (3,290,989)   (4,017,860)    (1,422,708)
Change in unrealized depreciation during the year ............   (4,852,104)     (205,225)   (3,957,039)    (1,628,559)
                                                                -----------   -----------   -----------    -----------
Net decrease in net assets resulting from operations .........  $(5,921,574)  $(3,608,461)  $(8,169,306)   $(3,166,458)
                                                                ===========   ===========   ===========    ===========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                      For the year ended December 31, 2002


                                                                     MFS           MFS
                                                                NEW DISCOVERY   RESEARCH     FIDELITY VIP II   FIDELITY VIP
                                                                   SERIES        SERIES        CONTRAFUND         GROWTH
                                                                 SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                                -------------  ------------  ---------------  --------------
Investment Income:
  Distributions received from net investment income of
    the underlying portfolio .................................  $        --    $    19,596    $   108,073      $    25,833
                                                                -----------    -----------    -----------      -----------
Total investment income ......................................           --         19,596        108,073           25,833
Expenses:
  Mortality and expense risk .................................       74,137         87,789        192,084          222,349
                                                                -----------    -----------    -----------      -----------
Net investment loss ..........................................      (74,137)       (68,193)       (84,011)        (196,516)
Realized losses on investments:
  Realized losses on sale of portfolio shares ................     (821,066)    (1,503,066)      (840,215)      (2,791,466)
  Distributions received from realized capital gains of the
    underlying portfolio .....................................           --             --             --               --
                                                                -----------    -----------    -----------      -----------
Realized losses ..............................................     (821,066)    (1,503,066)      (840,215)      (2,791,466)
Change in unrealized depreciation during the year ............   (1,518,494)      (592,011)      (800,292)      (3,863,332)
                                                                -----------    -----------    -----------      -----------
Net decrease in net assets resulting from operations .........  $(2,413,697)   $(2,163,270)   $(1,724,518)     $(6,851,314)
                                                                ===========    ===========    ===========      ===========

                                                                FIDELITY VIP II                  TEMPLETON    JANUS ASPEN
                                                                   OVERSEAS        TEMPLETON    DEVELOPMENT    WORLDWIDE
                                                                    EQUITY       INTERNATIONAL    MARKET        GROWTH
                                                                  SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                ---------------  -------------  -----------  -------------
Investment Income:
  Distributions received from net investment income of the
    underlying portfolio .....................................   $    49,329      $  45,541      $ 17,219     $  11,696
                                                                 -----------      ---------      --------     ---------
Total investment income ......................................        49,329         45,541        17,219        11,696
Expenses:
  Mortality and expense risk .................................        87,713         35,889        14,921        26,090
                                                                 -----------      ---------      --------     ---------
Net investment income (loss) .................................       (38,384)         9,652         2,298       (14,394)
Realized gains (losses) on investments:
  Realized gains (losses) on sale of portfolio shares ........      (243,615)       (95,000)        1,803      (195,977)
  Distributions received from realized capital gains of the
    underlying portfolio .....................................            --             --            --            --
                                                                 -----------      ---------      --------     ---------
Realized gains (losses) ......................................      (243,615)       (95,000)        1,803      (195,977)
Change in unrealized depreciation during the year ............    (1,080,671)      (492,889)      (10,835)     (439,207)
                                                                 -----------      ---------      --------     ---------
Net decrease in net assets resulting from operations .........   $(1,362,670)     $(578,237)     $ (6,734)    $(649,578)
                                                                 ===========      =========      ========     =========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                 For the year or period ended December 31, 2002

                                                                                                        AIM V.I.
                                                                   ACTIVE       HEALTH      MONEY      DEVELOPMENT
                                                                    BOND       SCIENCES     MARKET       SERIES
                                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT*
                                                                 -----------  ----------  ----------  -------------
Investment Income:
  Distributions received from net investment income of
    the underlying portfolio ..................................  $1,018,589   $   3,405    $738,614     $    --
                                                                 ----------   ---------    --------     -------
Total investment income .......................................   1,018,589       3,405     738,614          --

Expenses:

  Mortality and expense risk ..................................     240,328      15,759     627,850         311
                                                                 ----------   ---------    --------     -------
Net investment income (loss) ..................................     778,261     (12,354)    110,764        (311)

Realized gains (losses) on investments:

  Realized losses on sale of portfolio shares .................     (49,288)    (88,740)         --         (93)
  Distributions received from realized capital gains
    of the underlying portfolio ...............................      60,905          --          --          --
                                                                 ----------   ---------    --------     -------
Realized gains (losses) .......................................      11,617     (88,740)         --         (93)
Change in unrealized appreciation (depreciation) during
  the year or period ..........................................     388,699    (205,732)         --      (6,532)
                                                                 ----------   ---------    --------     -------
Net increase (decrease) in net assets resulting from
  operations ..................................................  $1,178,577   $(306,826)   $110,764     $(6,936)
                                                                 ==========   =========    ========     =======

*From May 6, 2002 commencement of operations

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                       Statements of Changes in Net Assets

                        For the years ended December 31,

                                                                    V.A. RELATIVE VALUE      V.A. FINANCIAL INDUSTRIES
                                                                         SUBACCOUNT                  SUBACCOUNT
                                                                --------------------------  ---------------------------
                                                                    2002          2001           2002          2001
                                                                ------------  ------------  -------------  ------------
Increase (decrease) in net assets from operations:
  Net investment loss .......................................   $   (55,084)  $  (180,032)  $    (94,144)   $  (175,641)
  Realized gains (losses) ...................................    (5,853,533)      344,192       (778,199)     1,243,987
  Change in unrealized depreciation during the year .........    (1,262,945)   (1,025,154)    (5,366,539)    (7,536,040)
                                                                -----------   -----------   ------------    -----------
Net decrease in net assets resulting from operations ........    (7,171,562)     (860,994)    (6,238,882)    (6,467,694)
                                                                -----------   -----------   ------------    -----------
Contract transactions:
  Net payments received from contract owners ................       489,479     2,351,103        562,534      3,549,575
  Net transfers for contract benefits and terminations ......    (1,707,634)   (4,783,857)    (4,100,672)    (4,999,455)
  Net transfers between subaccounts .........................    (1,214,888)    1,206,687     (2,375,709)     6,001,648
                                                                -----------   -----------   ------------    -----------
Net increase (decrease) in net assets resulting from
  contract transactions .....................................    (2,433,043)   (1,226,067)    (5,913,847)     4,551,768
                                                                -----------   -----------   ------------    -----------
Total decrease in net assets ................................    (9,604,605)   (2,087,061)   (12,152,729)    (1,915,926)
Net assets at beginning of year .............................    17,304,607    19,391,668     33,284,711     35,200,637
                                                                -----------   -----------   ------------    -----------
Net assets at end of year ...................................   $ 7,700,002   $17,304,607   $ 21,131,982    $33,284,711
                                                                ===========   ===========   ============    ===========

                                                                  V.A. STRATEGIC INCOME     V.A. SOVEREIGN INVESTORS
                                                                       SUBACCOUNT                  SUBACCOUNT
                                                                --------------------------  --------------------------
                                                                   2002          2001          2002           2001
                                                                ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
  Net investment income (loss) ..............................   $ 1,043,195   $   963,667   $   (14,216)   $    83,166
  Realized losses ...........................................      (643,901)     (474,550)     (805,035)       (45,448)
  Change in unrealized appreciation (depreciation)
    during the year .........................................       704,216       (49,163)   (3,547,007)    (1,761,071)
                                                                -----------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting from
  operations ................................................     1,103,510       439,954    (4,366,258)    (1,723,353)
                                                                -----------   -----------   -----------    -----------
Contract transactions:
  Net payments received from contract owners ................     1,083,846     2,350,403         9,104      1,344,330
  Net transfers for contract benefits and terminations ......    (2,612,670)   (2,999,387)   (2,924,712)    (4,145,797)
  Net transfers between subaccounts .........................       864,003     4,241,627      (322,950)       144,849
                                                                -----------   -----------   -----------    -----------
Net decrease in net assets resulting from contract
  transactions ..............................................      (664,821)    3,592,643    (3,238,558)    (2,656,618)
                                                                -----------   -----------   -----------    -----------
Total increase (decrease) in net assets .....................       438,689     4,032,597    (7,604,816)    (4,379,971)
Net assets at beginning of year .............................    17,255,686    13,223,089    20,819,243     25,199,214
                                                                -----------   -----------   -----------    -----------
Net assets at end of year ...................................   $17,694,375   $17,255,686   $13,214,427    $20,819,243
                                                                ===========   ===========   ===========    ===========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                        For the years ended December 31,

                                                                     V.A. TECHNOLOGY           LARGE CAP GROWTH
                                                                       SUBACCOUNT                 SUBACCOUNT
                                                                -------------------------   -------------------------
                                                                    2002         2001          2002          2001
                                                                ------------  -----------   -----------  ------------
Increase (decrease) in net assets from operations:
  Net investment loss ........................................  $   (44,843)  $   (62,025)  $  (14,259)   $  (11,767)
  Realized losses ............................................   (2,530,195)   (1,697,485)    (635,241)     (114,259)
  Change in unrealized appreciation (depreciation) during
    the year .................................................      110,625    (1,332,304)     119,480       (97,840)
                                                                -----------   -----------   ----------    ----------
Net decrease in net assets resulting from operations .........   (2,464,413)   (3,091,814)    (530,020)     (223,866)
                                                                -----------   -----------   ----------    ----------
Contract transactions:
  Net payments received from contract owners .................      407,416     2,911,958      485,896       471,742
  Net transfers for contract benefits and
    terminations .............................................     (489,056)     (215,952)    (233,224)     (106,944)
  Net transfers between subaccounts ..........................     (520,923)      838,186      185,129       132,233
                                                                -----------   -----------   ----------    ----------
Net increase (decrease) in net assets resulting from
  contract transactions ......................................     (602,563)    3,534,192      437,801       497,031
                                                                -----------   -----------   ----------    ----------
Total increase (decrease) in net assets ......................   (3,066,976)      442,378      (92,219)      273,165
Net assets at beginning of year ..............................    5,424,246     4,981,868    1,636,087     1,362,922
                                                                -----------   -----------   ----------    ----------
Net assets at end of year ....................................  $ 2,357,270   $ 5,424,246   $1,543,868    $1,636,087
                                                                ===========   ===========   ==========    ==========

                                                                   FUNDAMENTAL GROWTH       EMERGING MARKETS EQUITY
                                                                       SUBACCOUNT                 SUBACCOUNT
                                                                -------------------------   -------------------------
                                                                   2002          2001          2002          2001
                                                                ------------  ------------  -----------  ------------
Increase (decrease) in net assets from operations:
  Net investment loss ........................................  $   (78,551)  $   (79,631)   $ (3,023)     $   (998)
  Realized gains (losses) ....................................   (2,770,692)     (817,204)     18,495       (50,621)
  Change in unrealized appreciation (depreciation) during
    the year .................................................      363,769    (1,826,759)    (37,442)       57,043
                                                                -----------   -----------    --------      --------
Net increase (decrease) in net assets resulting from
  operations .................................................   (2,485,474)   (2,723,594)    (21,970)        5,424
                                                                -----------   -----------    --------      --------
Contract transactions:
  Net payments received from contract owners .................      234,721       885,168      90,443        63,556
  Net transfers for contract benefits and terminations .......   (1,076,073)     (481,895)    (31,828)       (7,355)
  Net transfers between subaccounts ..........................     (430,371)    3,027,260     136,915         9,602
                                                                -----------   -----------    --------      --------
Net increase (decrease) in net assets resulting from
  contract transactions ......................................   (1,271,723)    3,430,533     195,530        65,803
                                                                -----------   -----------    --------      --------
Total increase (decrease) in net assets ......................   (3,757,197)      706,939     173,560        71,227
Net assets at beginning of year ..............................    8,468,021     7,761,082     150,169        78,942
                                                                -----------   -----------    --------      --------
Net assets at end of year ....................................  $ 4,710,824   $ 8,468,021    $323,729      $150,169
                                                                ===========   ===========    ========      ========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                        For the years ended December 31,

                                                         INTERNATIONAL EQUITY INDEX       SMALL CAP GROWTH
                                                                SUBACCOUNT                   SUBACCOUNT
                                                        ----------------------------  --------------------------
                                                             2002          2001           2002          2001
                                                        -------------  -------------  ------------  ------------
Increase (decrease) in net assets from operations:
  Net investment income (loss) .......................    $   1,205      $   1,125    $  (154,907)  $  (125,856)
  Realized gains (losses) ............................      123,916        (13,662)    (2,292,991)   (2,251,733)
  Change in unrealized appreciation (depreciation)
    during the year ..................................      (24,650)       (45,270)    (2,478,544)      887,773
                                                          ---------      ---------    -----------   -----------
Net increase (decrease) in net assets resulting from
  operations .........................................      100,471        (57,807)    (4,926,442)   (1,489,816)
                                                          ---------      ---------    -----------   -----------
Contract transactions:
  Net payments received from contract owners .........      147,881           (196)       439,934     1,990,982
  Net transfers for contract benefits and
    terminations .....................................       (2,710)       (34,657)    (1,532,394)     (872,668)
  Net transfers between subaccounts ..................     (184,707)        (8,813)      (754,669)    6,650,496
                                                          ---------      ---------    -----------   -----------
Net increase (decrease) in net assets resulting from
  contract transactions ..............................      (39,536)       (43,666)    (1,847,129)    7,768,810
                                                          ---------      ---------    -----------   -----------
Total increase (decrease) in net assets ..............       60,935       (101,473)    (6,773,571)    6,278,994
Net assets at beginning of year ......................      183,402        284,875     16,269,699     9,990,705
                                                          ---------      ---------    -----------   -----------
Net assets at end of year ............................    $ 244,337      $ 183,402    $ 9,496,128   $16,269,699
                                                          =========      =========    ===========   ===========

                                                             GLOBAL BALANCED           MULTI CAP GROWTH
                                                               SUBACCOUNT                 SUBACCOUNT
                                                         ------------------------  --------------------------
                                                            2002         2001         2002           2001
                                                         -----------  -----------  ------------  ------------
Increase (decrease) in net assets from operations:
  Net investment income (loss) .......................   $      266   $        8   $   (83,742)   $   (90,933)
  Realized losses ....................................      (87,862)     (42,865)   (3,162,966)    (2,082,703)
  Change in unrealized appreciation (depreciation)
    during the year ..................................      (34,976)     (35,510)      297,977     (1,243,141)
                                                         ----------   ----------   -----------    -----------
Net decrease in net assets resulting from
  operations .........................................     (122,572)     (78,367)   (2,948,731)    (3,416,777)
                                                         ----------   ----------   -----------    -----------
Contract transactions:
  Net payments received from contract owners .........      472,202      585,455       524,384      3,971,361
  Net transfers for contract benefits and
    terminations .....................................     (168,645)     (32,679)     (577,065)      (615,879)
  Net transfers between subaccounts ..................      701,449      153,403       126,367      1,458,767
                                                         ----------   ----------   -----------    -----------
Net increase in net assets resulting from
  contract transactions ..............................    1,005,006      706,179        73,691      4,814,249
                                                         ----------   ----------   -----------    -----------
Total increase (decrease) in net assets ..............      882,434      627,812    (2,875,040)     1,397,472
Net assets at beginning of year ......................    1,419,241      791,429     8,345,104      6,947,632
                                                         ----------   ----------   -----------    -----------
Net assets at end of year ............................   $2,301,675   $1,419,241   $ 5,470,064    $ 8,345,104
                                                         ==========   ==========   ===========    ===========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                        For the years ended December 31,

                                                                                  LARGE CAP VALUE          LARGE CAP VALUE CORE
                                                                                     SUBACCOUNT                 SUBACCOUNT
                                                                              ------------------------   --------------------------
                                                                                 2002          2001         2002            2001
                                                                              -----------   ----------   -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...............................................  $   130,432   $    9,609   $    (6,173)   $   (22,784)
 Realized gains (losses)....................................................     (169,558)      40,115      (258,622)       (39,665)
 Change in unrealized depreciation during the year..........................   (1,058,551)     (15,368)   (1,956,994)      (386,992)
                                                                              -----------   ----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations.............   (1,097,677)      34,356    (2,221,789)      (449,441)
                                                                              -----------   ----------   -----------    -----------
Contract transactions:
 Net payments received from contract owners.................................    1,626,324    2,349,288       782,441      3,163,737
 Net transfers for contract benefits and terminations.......................     (678,503)    (217,593)     (841,474)      (584,942)
 Net transfers between subaccounts..........................................    2,138,260    1,517,142       612,420      2,921,403
                                                                              -----------   ----------   -----------    -----------
Net increase (decrease) in net assets resulting from contract transactions..    3,086,081    3,648,837       553,387      5,500,198
                                                                              -----------   ----------   -----------    -----------
Total increase (decrease) in net assets.....................................    1,988,404    3,683,193    (1,668,402)     5,050,757
Net assets at beginning of year.............................................    5,151,025    1,467,832    10,643,030      5,592,273
                                                                              -----------   ----------   -----------    -----------
Net assets at end of year...................................................  $ 7,139,429   $5,151,025   $ 8,974,628    $10,643,030
                                                                              ===========   ==========   ===========    ===========

                                                                                 FUNDAMENTAL VALUE         SMALL/MID CAP GROWTH
                                                                                     SUBACCOUNT                 SUBACCOUNT
                                                                              ------------------------   -------------------------
                                                                                 2002          2001         2002           2001
                                                                              -----------   ----------   -----------    ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...............................................  $     3,115   $  (20,945)  $    (3,655)   $  (46,265)
 Realized gains (losses)....................................................     (379,102)      17,389      (301,263)      (91,371)
 Change in unrealized appreciation (depreciation) during the year...........   (1,555,125)    (530,221)     (980,440)      281,210
                                                                              -----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting from operations.............   (1,931,112)    (533,777)   (1,285,358)      143,574
                                                                              -----------   ----------   -----------    ----------
Contract transactions:
 Net payments received from contract owners.................................      834,085    3,345,600       444,341     1,319,397
 Net transfers for contract benefits and terminations.......................   (1,020,484)    (415,281)     (450,907)     (181,265)
 Net transfers between subaccounts..........................................      583,920    2,947,274       910,922       940,901
                                                                              -----------   ----------   -----------    ----------
Net increase in net assets resulting from contract transactions.............      397,521    5,877,593       904,356     2,079,033
                                                                              -----------   ----------   -----------    ----------
Total increase (decrease) in net assets.....................................   (1,533,591)   5,343,816      (381,002)    2,222,607
Net assets at beginning of year.............................................    9,415,249    4,071,433     5,032,933     2,810,326
                                                                              -----------   ----------   -----------    ----------
Net assets at end of year...................................................  $ 7,881,658   $9,415,249   $ 4,651,931    $5,032,933
                                                                              ===========   ==========   ===========    ==========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                        For the years ended December 31,

                                                                               BOND INDEX          LARGE CAP AGGRESSIVE GROWTH
                                                                               SUBACCOUNT                  SUBACCOUNT
                                                                        ------------------------   ---------------------------
                                                                           2002          2001          2002            2001
                                                                        ------------  ----------   -------------  ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)........................................   $   499,606   $  299,558   $   (97,188)    $  (118,561)
 Realized gains (losses).............................................       172,118       61,475    (1,527,459)     (1,283,569)
 Change in unrealized appreciation (depreciation) during the year....       323,847       (4,647)   (1,512,913)        (46,434)
                                                                        -----------   ----------   -----------     -----------
Net increase (decrease) in net assets resulting from operations......       995,571      356,386    (3,137,560)     (1,448,564)
                                                                        -----------   ----------   -----------     -----------
Contract transactions:
 Net payments received from contract owners..........................     1,797,682    3,007,660       488,917       1,575,497
 Net transfers for contract benefits and terminations................    (1,925,363)    (597,353)     (618,927)       (664,328)
 Net transfers between subaccounts...................................     3,460,506    3,151,065      (541,260)        302,290
                                                                        -----------   ----------   -----------     -----------
Net increase (decrease) in net assets resulting from contract
 transactions........................................................     3,332,825    5,561,372      (671,270)      1,213,459
                                                                        -----------   ----------   -----------     -----------
Total increase (decrease) in net assets..............................     4,328,396    5,917,758    (3,808,830)       (235,105)
Net assets at beginning of year......................................     9,707,431    3,789,673     9,749,435       9,984,540
                                                                        -----------   ----------   -----------     -----------
Net assets at end of year............................................   $14,035,827   $9,707,431   $ 5,940,605     $ 9,749,435
                                                                        ===========   ==========   ===========     ===========

                                                                          SMALL/MID CAP CORE          SMALL CAP VALUE
                                                                              SUBACCOUNT                 SUBACCOUNT
                                                                        -----------------------   -------------------------
                                                                           2002         2001         2002           2001
                                                                        -----------  ----------   ------------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)........................................   $  (27,085)  $  (17,519)  $   135,275    $  (27,427)
 Realized gains (losses).............................................      (97,573)     (57,152)      104,095       160,224
 Change in unrealized appreciation (depreciation) during the year....     (535,760)     113,242    (1,236,705)      794,978
                                                                        ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting from operations......     (660,418)      38,571      (997,335)      927,775
                                                                        ----------   ----------   -----------    ----------
Contract transactions:
 Net payments received from contract owners..........................      634,212      838,607     1,402,734     2,916,336
 Net transfers for contract benefits and terminations................     (253,060)    (180,946)   (1,000,904)     (270,912)
 Net transfers between subaccounts...................................      856,511      698,478     1,876,540     1,696,522
                                                                        ----------   ----------   -----------    ----------
Net increase in net assets resulting from contract transactions......    1,237,663    1,356,139     2,278,370     4,341,946
                                                                        ----------   ----------   -----------    ----------
Total increase in net assets.........................................      577,245    1,394,710     1,281,035     5,269,721
Net assets at beginning of year......................................    3,193,945    1,799,235     8,916,377     3,646,656
                                                                        ----------   ----------   -----------    ----------
Net assets at end of year............................................   $3,771,190   $3,193,945   $10,197,412    $8,916,377
                                                                        ==========   ==========   ===========    ==========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                        For the years ended December 31,

                                                          REAL ESTATE EQUITY              MANAGED
                                                              SUBACCOUNT                 SUBACCOUNT
                                                        -----------------------   -------------------------
                                                           2002         2001          2002          2001
                                                        ----------   ----------   ------------   ----------
Increase (decrease) in net assets from operations:
 Net investment income...............................   $  212,928   $   41,210   $    64,706    $   26,507
 Realized gains (losses..............................      (18,815)      61,952      (485,305)       (2,504)
 Change in unrealized appreciation (depreciation)
  during the year....................................     (252,114)     (34,011)   (1,444,781)       50,437
                                                        ----------   ----------   -----------    ----------
Net increase (decrease) in net assets resulting
 from operations.....................................      (58,001)      69,151    (1,865,380)       74,440
                                                        ----------   ----------   -----------    ----------
Contract transactions:
 Net payments received from contract owners..........    1,010,437    1,114,139     4,692,382     6,430,024
 Net transfers for contract benefits and
  terminations.......................................     (192,185)    (206,896)   (1,678,918)     (563,194)
 Net transfers between subaccounts...................    1,487,565      279,039     1,851,402     2,099,234
                                                        ----------   ----------   -----------    ----------
Net increase in net assets resulting from contract
 transactions........................................    2,305,817    1,186,282     4,864,866     7,966,064
                                                        ----------   ----------   -----------    ----------
Total increase in net assets.........................    2,247,816    1,255,433     2,999,486     8,040,504
Net assets at beginning of year......................    1,773,728      518,295     8,328,335       287,831
                                                        ----------   ----------   -----------    ----------
Net assets at end of year............................   $4,021,544   $1,773,728   $11,327,821    $8,328,335
                                                        ==========   ==========   ===========    ==========

                                                            SHORT-TERM BOND          SMALL CAP EQUITY
                                                               SUBACCOUNT               SUBACCOUNT
                                                        ------------------------   ---------------------
                                                            2002         2001         2002        2001
                                                        ------------  ----------   ----------   --------
Increase (decrease) in net assets from operations:
 Net investment income (loss)........................   $   299,717   $  149,418   $  (8,343)   $ (5,117)
 Realized gains (losses).............................        53,778       29,484     (24,976)    (42,156)
 Change in unrealized appreciation (depreciation)
  during the year....................................        48,535       24,895    (262,448)     23,015
                                                        -----------   ----------   ---------    --------
Net increase (decrease) in net assets resulting
 from operations.....................................       402,030      203,797    (295,767)    (24,258)
                                                        -----------   ----------   ---------    --------
Contract transactions:
 Net payments received from contract owners..........     2,260,688    2,686,553     156,896     245,496
 Net transfers for contract benefits and
  terminations.......................................    (1,398,361)    (432,046)    (25,476)     24,621
 Net transfers between subaccounts...................     6,007,499    2,137,789     401,466     337,498
                                                        -----------   ----------   ---------    --------
Net increase in net assets resulting from contract
 transactions........................................     6,869,826    4,392,296     532,886     607,615
                                                        -----------    ----------   ---------    --------
Total increase in net assets.........................     7,271,856    4,596,093     237,119     583,357
Net assets at beginning of year......................     6,322,536    1,726,443     727,425     144,068
                                                        -----------   ----------   ---------    --------
Net assets at end of year............................   $13,594,392   $6,322,536   $ 964,544    $727,425
                                                        ===========   ==========   =========    ========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                        For the years ended December 31,

                                                       INTERNATIONAL OPPORTUNITIES            EQUITY INDEX
                                                                SUBACCOUNT                     SUBACCOUNT
                                                       ----------------------------    ---------------------------
                                                          2002              2001           2002           2001
                                                       ----------        ----------    ------------   ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss)........................  $   (3,430)       $  (2,798)    $    55,465    $     1,116
 Realized gains (losses).............................      81,266         (206,952)     (3,035,032)       330,682
 Change in unrealized appreciation (depreciation)
  during the year....................................     (98,745)          85,127      (3,129,726)    (2,042,986)
                                                       ----------        ---------     -----------    -----------
Net decrease in net assets resulting from
 operations..........................................     (20,909)        (124,623)     (6,109,293)    (1,711,188)
                                                       ----------        ---------     -----------    -----------
Contract transactions:
 Net payments received from contract owners..........     365,259          149,143       2,386,860      3,657,767
 Net transfers for contract benefits and
  terminations.......................................    (166,162)        (693,650)     (2,714,840)    (1,014,896)
 Net transfers between subaccounts...................   2,177,359          685,552         722,000     11,305,485
                                                       ----------        ---------     -----------    -----------
Net increase in net assets resulting from contract
 transactions........................................   2,376,456          141,045         394,020     13,948,356
                                                       ----------        ---------     -----------    -----------
Total increase (decrease) in net assets..............   2,355,547           16,422      (5,715,273)    12,237,168
Net assets at beginning of year......................     634,842          618,420      24,639,586     12,402,418
                                                       ----------        ---------     -----------    -----------
Net assets at end of year............................  $2,990,389        $ 634,842     $18,924,313    $24,639,586
                                                       ==========        =========     ===========    ===========

                                                                     HIGH YIELD BOND            GLOBAL BOND
                                                                       SUBACCOUNT               SUBACCOUNT
                                                                 -----------------------   ----------------------
                                                                    2002         2001         2002         2001
                                                                 ----------   ----------   ----------    --------
Increase (decrease) in net assets from operations:
 Net investment income......................................     $  521,952   $  443,852   $   98,455    $ 28,057
 Realized gains (losses)....................................       (487,079)    (341,050)      42,956       3,813
 Change in unrealized appreciation (depreciation)
  during the year...........................................       (394,159)    (296,506)     110,633     (44,483)
                                                                 ----------   ----------   ----------    --------
Net increase (decrease) in net assets resulting from
 operations.................................................       (359,286)    (193,704)     252,044     (12,613)
                                                                 ----------   ----------   ----------    --------
Contract transactions:
 Net payments received from contract owners.................        715,908    1,939,293      227,773     364,805
 Net transfers for contract benefits and terminations.......       (794,146)    (434,806)    (493,590)    153,988
 Net transfers between subaccounts..........................        632,776    1,535,942    1,882,828     200,469
                                                                 ----------   ----------   ----------    --------
Net increase in net assets resulting from contract
 transactions...............................................        554,538    3,040,429    1,617,011     719,262
                                                                 ----------   ----------   ----------    --------
Total increase in net assets................................        195,252    2,846,725    1,869,055     706,649
Net assets at beginning of year.............................      5,985,454    3,138,729      794,232      87,583
                                                                 ----------   ----------   ----------    --------
Net assets at end of year...................................     $6,180,706   $5,985,454   $2,663,287    $794,232
                                                                 ==========   ==========   ==========    ========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                        For the years ended December 31,

                                                                      GROWTH & INCOME             AIM V.I. GROWTH
                                                                        SUBACCOUNT                  SUBACCOUNT
                                                                 --------------------------  ----------------------------
                                                                    2002          2001          2002           2001
                                                                 ------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations:
 Net investment loss .........................................   $  (113,759)  $   (15,986)  $  (112,247)   $  (135,672)
 Realized losses .............................................      (955,711)      (99,926)   (3,290,989)    (5,026,955)
 Change in unrealized depreciation during the year ...........    (4,852,104)      (77,334)     (205,225)    (1,014,873)
                                                                 -----------   -----------   -----------    -----------
Net decrease in net assets resulting from operations .........    (5,921,574)     (193,246)   (3,608,461)    (6,177,500)
                                                                 -----------   -----------   -----------    -----------
Contract transactions:
 Net payments received from contract owners ..................     1,110,196     4,053,170       256,725      2,537,933
 Net transfers for contract benefits and terminations ........    (2,887,171)     (594,724)     (785,220)      (943,541)
 Net transfers between subaccounts ...........................      (873,482)   22,854,085      (904,259)     1,216,371
                                                                 -----------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting from
 contract transactions .......................................    (2,650,457)   26,312,531    (1,432,754)     2,810,763
                                                                 -----------   -----------   -----------    -----------
Total increase (decrease) in net assets ......................    (8,572,031)   26,119,285    (5,041,215)    (3,366,737)
Net assets at beginning of year ..............................    26,231,672       112,387    11,831,797     15,198,534
                                                                 -----------   -----------   -----------    -----------
Net assets at end of year ....................................   $17,659,641   $26,231,672   $ 6,790,582    $11,831,797
                                                                 ===========   ===========   ===========    ===========


                                                            AIM V.I. PREMIER EQUITY         MFS GROWTH SERIES
                                                                   SUBACCOUNT                  SUBACCOUNT
                                                           --------------------------   ---------------------------
                                                               2002          2001          2002           2001
                                                           -------------  -----------   ------------  -------------
Increase (decrease) in net assets from operations:
 Net investment loss ....................................  $   (194,407)  $  (294,223)  $  (115,191)   $  (123,288)
 Realized losses ........................................    (4,017,860)     (384,479)   (1,422,708)       (21,305)
 Change in unrealized depreciation during the year ......    (3,957,039)   (3,357,138)   (1,628,559)    (3,055,049)
                                                           ------------   -----------   -----------    -----------
Net decrease in net assets resulting from operations ....    (8,169,306)   (4,035,840)   (3,166,458)    (3,199,642)
                                                           ------------   -----------   -----------    -----------
Contract transactions:
 Net payments received from contract owners .............       800,808     4,984,137       541,200      1,967,454
 Net transfers for contract benefits and terminations ...    (2,338,564)   (2,018,767)     (948,829)      (638,018)
 Net transfers between subaccounts ......................    (1,102,722)    2,087,799       (38,773)     1,661,756
                                                           ------------   -----------   -----------    -----------
Net increase (decrease) in net assets resulting from
  contract transactions .................................    (2,640,478)    5,053,169      (446,402)     2,991,193
                                                           ------------   -----------   -----------    -----------
Total increase (decrease) in net assets .................   (10,809,784)    1,017,329    (3,612,860)      (208,449)
Net assets at beginning of year .........................    26,485,162    25,467,833    10,987,643     11,196,092
                                                           ------------   -----------   -----------    -----------
Net assets at end of year ...............................  $ 15,675,378   $26,485,162   $ 7,374,783    $10,987,643
                                                           ============   ===========   ===========    ===========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                        For the years ended December 31,



                                                      MFS NEW DISCOVERY SERIES      MFS RESEARCH SERIES
                                                             SUBACCOUNT                 SUBACCOUNT
                                                      -------------------------  --------------------------
                                                         2002          2001         2002           2001
                                                      ------------  -----------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment loss ...............................  $   (74,137)  $  (81,526)  $   (68,193)   $   (99,083)
 Realized gains (losses) ...........................     (821,066)     (86,999)   (1,503,066)       577,281
 Change in unrealized depreciation during the
  year .............................................   (1,518,494)    (249,811)     (592,011)    (2,529,423)
                                                      -----------   ----------   -----------    -----------
Net decrease in net assets resulting from
  operations .......................................   (2,413,697)    (418,336)   (2,163,270)    (2,051,225)
                                                      -----------   ----------   -----------    -----------
Contract transactions:
 Net payments received from contract owners ........      408,052    1,603,792       254,296      1,720,747
 Net transfers for contract benefits and
  terminations .....................................     (516,345)    (348,234)     (516,188)      (400,993)
 Net transfers between subaccounts .................     (270,501)     182,443      (379,146)     1,633,377
                                                      -----------   ----------   -----------    -----------
Net increase (decrease) in net assets resulting
 from contract transactions ........................     (378,794)   1,438,001      (641,038)     2,953,131
                                                      -----------   ----------   -----------    -----------
Total increase (decrease) in net assets ............   (2,792,491)   1,019,665    (2,804,308)       901,906
Net assets at beginning of year ....................    7,416,669    6,397,004     8,410,671      7,508,765
                                                      -----------   ----------   -----------    -----------
Net assets at end of year ..........................  $ 4,624,178   $7,416,669   $ 5,606,363    $ 8,410,671
                                                      ===========   ==========   ===========    ===========


                                                         FIDELITY VIP II CONTRAFUND        FIDELITY VIP GROWTH
                                                                 SUBACCOUNT                    SUBACCOUNT
                                                         ---------------------------   --------------------------
                                                             2002           2001          2002           2001
                                                         -------------  -------------  ------------  ------------
Increase (decrease) in net assets from operations:
 Net investment loss ................................... $   (84,011)   $   (93,011)   $  (196,516)   $  (256,804)
 Realized gains (losses) ...............................    (840,215)      (678,878)    (2,791,466)       253,778
 Change in unrealized depreciation during
  the year .............................................    (800,292)    (1,331,967)    (3,863,332)    (4,431,134)
                                                         -----------    -----------    -----------    -----------
Net decrease in net assets resulting from
 operations ............................................  (1,724,518)    (2,103,856)    (6,851,314)    (4,434,160)
                                                         -----------    -----------    -----------    -----------
Contract transactions:
 Net payments received from contract owners ............   1,634,787      2,364,050      1,338,683      4,131,276
 Net transfers for contract benefits and terminations ..  (1,556,056)      (949,045)    (1,416,658)    (1,497,299)
 Net transfers between subaccounts .....................     887,603      1,290,075       (189,202)     3,396,733
                                                         -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting from
 contract transactions .................................     966,334      2,705,080       (267,177)     6,030,710
                                                         -----------    -----------    -----------    -----------
Total increase (decrease) in net assets ................    (758,184)       601,224     (7,118,491)     1,596,550
Net assets at beginning of year ........................  15,231,323     14,630,099     21,485,617     19,889,067
                                                         -----------    -----------    -----------    -----------
Net assets at end of year .............................. $14,473,139    $15,231,323    $14,367,126    $21,485,617
                                                         ===========    ===========    ===========    ===========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                        For the years ended December 31,

                                                                       FIDELITY VIP II OVERSEAS EQUITY     TEMPLETON INTERNATIONAL
                                                                                 SUBACCOUNT                       SUBACCOUNT
                                                                       -------------------------------  ----------------------------
                                                                            2002             2001           2002            2001
                                                                       -------------     -------------  ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ......................................    $   (38,384)     $   396,024    $     9,652     $    53,804
 Realized losses ...................................................       (243,615)      (2,036,176)       (95,000)       (244,139)
 Change in unrealized depreciation during the year .................     (1,080,671)         (35,433)      (492,889)        (59,073)
                                                                        -----------      -----------    -----------     -----------
Net decrease in net assets resulting from operations ...............     (1,362,670)      (1,675,585)      (578,237)       (249,408)
                                                                        -----------      -----------    -----------     -----------
Contract transactions:
 Net payments received from contract owners ........................        570,890        1,470,528         42,893       3,459,022
 Net transfers for contract benefits and terminations ..............       (660,236)        (510,701)      (274,715)       (128,925)
 Net transfers between subaccounts .................................       (750,338)         108,090       (196,982)     (3,089,985)
                                                                        -----------      -----------    -----------     -----------
Net increase (decrease) in net assets resulting from contract
 transactions ......................................................       (839,684)       1,067,917       (428,804)        240,112
                                                                        -----------      -----------    -----------     -----------
Total decrease in net assets .......................................     (2,202,354)        (607,668)    (1,007,041)         (9,296)
Net assets at beginning of year ....................................      7,446,991        8,054,659      3,225,691       3,234,987
                                                                        -----------      -----------    -----------     -----------
Net assets at end of year ..........................................    $ 5,244,637      $ 7,446,991    $ 2,218,650     $ 3,225,691
                                                                        ===========      ===========    ===========     ===========

                                                                          TEMPLETON DEVELOPMENT MARKET  JANUS ASPEN WORLDWIDE GROWTH
                                                                                   SUBACCOUNT                      SUBACCOUNT
                                                                          ----------------------------  ----------------------------
                                                                              2002            2001          2002            2001
                                                                          ------------    ------------  ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) .........................................   $     2,298     $    (5,425)  $   (14,394)    $   (16,419)
 Realized gains (losses) ..............................................         1,803         (62,203)     (195,977)       (143,599)
 Change in unrealized appreciation (depreciation) during the year .....       (10,835)        (32,139)     (439,207)         39,765
                                                                          -----------     -----------   -----------     -----------
Net decrease in net assets resulting from operations ..................        (6,734)        (99,767)     (649,578)       (120,253)
                                                                          -----------     -----------   -----------     -----------
Contract transactions:
 Net payments received from contract owners ...........................            --         194,862       226,709       1,670,295
 Net transfers for contract benefits and terminations .................      (147,422)        (55,832)     (132,585)     (3,234,711)
 Net transfers between subaccounts ....................................       (96,204)         26,518       (35,582)      3,767,792
                                                                          -----------     -----------   -----------     -----------
Net increase (decrease) in net assets resulting from contract
 transactions .........................................................      (243,626)        165,548        58,542       2,203,376
                                                                          -----------     -----------   -----------     -----------
Total increase (decrease) in net assets ...............................      (250,360)         65,781      (591,036)      2,083,123
Net assets at beginning of year .......................................     1,248,507       1,182,726     2,223,522         140,399
                                                                          -----------     -----------   -----------     -----------
Net assets at end of year .............................................   $   998,147     $ 1,248,507   $ 1,632,486     $ 2,223,522
                                                                          ===========     ===========   ===========     ===========

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                    For the year or period ended December 31,



                                                                                ACTIVE BOND                   HEALTH SCIENCES
                                                                                SUBACCOUNT                      SUBACCOUNT
                                                                       ----------------------------    -----------------------------
                                                                           2002            2001*           2002            2001*
                                                                       ------------    ------------    -----------     -------------
Increase (decrease) in net assets from operations:
 Net investment income (loss) ......................................   $    839,166    $    121,569    $    (12,354)   $     (4,156)
 Realized gains (losses) ...........................................        (49,288)          6,321         (88,740)         (1,768)
 Change in unrealized appreciation (depreciation) during
  the year or period ...............................................        388,699         (17,541)       (205,732)         (8,767)
                                                                       ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations ....      1,178,577         110,439        (306,826)        (14,691)
                                                                       ------------    ------------    ------------    ------------
Contract transactions:
 Net payments received from contract owners ........................      3,864,722       3,769,092         563,494         695,887
 Net transfers for contract benefits and terminations ..............     (2,781,882)       (153,882)       (109,410)        (30,473)
 Net transfers between subaccounts .................................     (4,412,142)     12,345,645         243,627         330,162
                                                                       ------------    ------------    ------------    ------------
Net increase in net assets resulting from contract transactions ....      5,494,982      15,960,855         697,711         995,576
                                                                       ------------    ------------    ------------    ------------
Total increase in net assets .......................................      6,673,559      16,071,294         390,885         980,885
Net assets at beginning of year or period ..........................     16,071,294              --         980,885              --
                                                                       ------------    ------------    ------------    ------------
Net assets at end of year or period ................................   $ 22,744,853    $ 16,071,294    $  1,371,770    $    980,885
                                                                       ============    ============    ============    ============

                                                                                                               MONEY MARKET
                                                                                                                SUBACCOUNT
                                                                                                       ----------------------------
                                                                                                           2002            2001*
                                                                                                       ------------    ------------
Increase (decrease) in net assets from operations:
 Net investment income ............................................................................    $    110,764    $     71,104
                                                                                                       ------------    ------------
Net increase (decrease) in net assets resulting from operations ...................................         110,764          71,104
                                                                                                       ------------    ------------
Contract transactions:
 Net payments received from contract owners .......................................................      23,367,858      13,305,264
 Net transfers for contract benefits and terminations .............................................     (29,379,268)     (4,690,001)
 Net transfers between subaccounts ................................................................      13,042,517      41,283,695
                                                                                                       ------------    ------------
Net increase in net assets resulting from contract transactions ...................................       7,031,107      49,898,958
                                                                                                       ------------    ------------
Total increase in net assets ......................................................................       7,141,871      49,970,062
Net assets at beginning of year or period .........................................................      49,970,062              --
                                                                                                       ------------    ------------
Net assets at end of year or period ...............................................................    $ 57,111,933    $ 49,970,062
                                                                                                       ============    ============

*  From May 2, 2001 commencement of operations.

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                        For the period ended December 31,

                                             AIM V.I. CAPITAL DEVELOPMENT SERIES
                                                        SUBACCOUNT
                                           -------------------------------------
                                                          2002*
                                           -------------------------------------
Decrease in net assets from operations:
 Net investment loss......................              $   (311)
 Realized losses..........................                   (93)
 Change in unrealized depreciation
  during the period.......................                (6,532)
                                                        --------
Net decrease in net assets resulting
 from operations..........................                (6,936)
                                                        --------
Contract transactions:
 Net payments received from contract
  owners..................................                46,387
 Net transfers for contract benefits and
  terminations............................                    --
 Net transfers between subaccounts........                63,322
                                                        --------
Net increase in net assets resulting
 from contract transactions...............               109,709
                                                        --------
Total increase in net assets..............               102,773
Net assets at beginning of period.........                    --
                                                        --------
Net assets at end of period...............              $102,773
                                                        ========

*  From May 6, 2002 commencement of operations.

See accompanying notes.

                    John Hancock Variable Annuity Account JF

                          Notes to Financial Statements

                                December 31, 2002


1.  ORGANIZATION

John Hancock Variable Annuity Account JF (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO or John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHVLICO. Currently, the Account funds the Declaration, Patriot, Revolution Access, Revolution Extra, Revolution Standard and Revolution Value Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-four Subaccounts. The assets of each Subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Trust), John Hancock Declaration Trust (Declaration Trust) or of other Outside Investment Trusts (Outside Trusts). New Subaccounts may be added as new Portfolios are added to the Trust, Declaration Trust or to the Outside Trusts, or as other investment options are developed, and made available to contract owners. The forty-four Portfolios of the Trust, Declaration Trust and the Outside Trusts which are currently available are the V.A. Relative Value, V.A. Financial Industries, V.A. Strategic Income, V.A. Sovereign Investors, V.A. Technology, Large Cap Growth, Fundamental Growth, Emerging Markets Equity, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Large Cap Value CORE, Fundamental Value (formerly Large/Mid Cap Value), Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, High Yield Bond, Global Bond, Growth & Income, AIM V.I. Growth, AIM V.I. Premier Equity (formerly AIM V.I. Value) AIM V.I. Premier Equity (formerly AIM V.I. Value), MFS Growth Series, MFS New Discovery Series, MFS Research Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, Fidelity VIP II Overseas Equity, Templeton International, Templeton Development Market, Janus Aspen Worldwide Growth, Active Bond, Health Sciences, Money Market, and AIM V.I. Capital Development Series Subaccounts. Each Portfolio has a different investment objective.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

                    John Hancock Variable Annuity Account JF

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Investment in shares of the Trust, Declaration Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A small portion of the net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states.
 The mortality risk is borne entirely by JHVLICO and may result in additional amounts being transferred into the variable annuity account by JHVLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                    John Hancock Variable Annuity Account JF

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EXPENSES

JHVLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which assets charges are deducted at an annual rate ranging from 1.00% to 1.25% of net assets.

JHVLICO makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases and the surrender fee and annual contract fee, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of contract owners.

3.  TRANSACTION WITH AFFILIATES

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

                    John Hancock Variable Annuity Account JF

4.  DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts at December 31, 2002 were as follows:

SUBACCOUNT                             SHARES OWNED     COST          VALUE
----------                             ------------     ----          -----
V.A. Relative Value.................    1,377,460    $13,650,251   $ 7,700,002
V.A. Financial Industries...........    1,821,723     27,668,177    21,131,982
V.A. Strategic Income...............    2,040,508     18,092,397    17,691,208
V.A. Sovereign Investors............    1,166,322     17,752,519    13,214,427
V.A. Technology.....................    1,081,316      5,092,960     2,357,270
Large Cap Growth....................      138,069      2,079,799     1,543,868
Fundamental Growth..................      796,529      8,076,879     4,710,824
Emerging Markets Equity.............       54,032        349,410       323,729
International Equity Index..........       24,306        359,180       244,337
Small Cap Growth....................    1,151,479     13,485,537     9,496,128
Global Balanced.....................      290,475      2,413,760     2,301,675
Multi Cap Growth....................      822,230      9,958,113     5,470,064
Large Cap Value.....................      599,472      8,217,978     7,139,429
Large Cap Value CORE................    1,129,423     11,143,912     8,974,628
Fundamental Value...................      906,431      9,646,754     7,881,658
Small/Mid Cap Growth................      423,685      5,608,006     4,651,931
Bond Index..........................    1,362,800     13,608,469    14,035,827
Large Cap Aggressive Growth.........    1,066,164      9,565,226     5,940,605
Small/Mid Cap CORE..................      455,234      4,299,759     3,771,190
Small Cap Value.....................      812,759     10,756,201    10,197,412
Real Estate Equity..................      314,447      4,299,812     4,021,544
Managed.............................    1,016,211     12,753,208    11,327,821
Short-Term Bond.....................    1,328,755     13,502,540    13,594,392
Small Cap Equity....................      153,191      1,229,561       964,544
International Opportunities.........      395,748      3,030,779     2,990,389
Equity Index........................    1,665,261     25,500,692    18,924,313
High Yield Bond.....................    1,046,079      7,327,191     6,180,706
Global Bond.........................      240,742      2,594,819     2,663,287
Growth & Income.....................    1,916,046     22,606,242    17,659,641
AIM V.I. Growth.....................      600,936     12,421,793     6,790,582
AIM V.I. Premier Equity.............      966,423     27,553,522    15,675,378
MFS Growth Series...................    1,041,636     12,882,685     7,374,783
MFS New Discovery Series............      442,929      6,938,278     4,624,178
MFS Research Series.................      520,071      9,526,648     5,606,363
Fidelity VIP II Contrafund..........      802,280     17,559,833    14,473,139
Fidelity VIP Growth.................      615,558     25,568,803    14,367,126
Fidelity VIP II Overseas Equity.....      479,400      6,291,908     5,244,637

                    John Hancock Variable Annuity Account JF

SUBACCOUNT
----------                             SHARES OWNED     COST           VALUE
                                       ------------     ----           -----
Templeton International.............        235,525  $ 2,652,322   $ 2,218,650
Templeton Development Market........        212,824    1,042,712       998,147
Janus Aspen Worldwide Growth........         77,923    2,028,719     1,632,486
Active Bond.........................      2,345,687   22,373,605    22,744,853
Health Sciences.....................        175,247    1,586,269     1,371,770
Money Market........................     57,111,933   57,111,933    57,111,933
AIM Capital Development Series......         10,980      109,305       102,773

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust, Declaration Trust and of the Outside Trusts during 2002 were as follows:

SUBACCOUNT                                            PURCHASES       SALES
----------                                            ---------       -----
V.A. Relative Value...............................   $ 1,753,808   $ 4,241,935
V.A. Financial Industries.........................     1,563,488     7,571,479
V.A. Strategic Income.............................     4,486,349     4,111,142
V.A. Sovereign Investors..........................     1,377,683     4,630,457
V.A. Technology...................................       684,862     1,332,268
Large Cap Growth..................................     1,128,679       705,137
Fundamental Growth................................       796,055     2,146,329
Emerging Markets Equity...........................     2,154,127     1,961,620
International Equity Index........................    16,966,552    17,004,883
Small Cap Growth..................................     1,044,716     3,046,752
Global Balanced...................................     1,521,188       515,917
Multi Cap Growth..................................     1,262,332     1,272,384
Large Cap Value...................................     4,688,770     1,472,257
Large Cap Value CORE..............................     2,211,035     1,663,821
Fundamental Value.................................     2,399,407     1,998,771
Small/Mid Cap Growth..............................     1,966,578     1,065,877
Bond Index........................................     6,930,745     3,098,314
Large Cap Aggressive Growth.......................       887,117     1,655,575
Small/Mid Cap CORE................................     1,870,909       660,331
Small Cap Value...................................     4,620,928     2,207,283
Real Estate Equity................................     3,170,170       651,426
Managed...........................................     7,902,742     2,973,170
Short-Term Bond...................................     9,278,505     2,108,962
Small Cap Equity..................................       623,546        99,003
International Opportunities.......................    22,312,935    19,939,910
Equity Index......................................     5,577,221     5,127,736
High Yield Bond...................................     2,774,797     1,698,306
Global Bond.......................................     2,774,986     1,059,521
Growth & Income...................................     2,914,523     5,678,739
AIM V.I. Growth...................................       495,234     2,040,235

                    John Hancock Variable Annuity Account JF

4.  DETAILS OF INVESTMENTS (CONTINUED)

SUBACCOUNT                                          PURCHASES        SALES
----------                                          ---------        -----
AIM V.I. Premier Equity.........................   $  1,613,624   $  4,448,509
MFS Growth Series...............................      1,260,052      1,821,645
MFS New Discovery Series........................      1,212,653      1,665,584
MFS Research Series.............................        777,059      1,486,290
Fidelity VIP II Contrafund......................      3,362,240      2,479,917
Fidelity VIP Growth.............................      2,461,316      2,925,009
Fidelity VIP II Overseas Equity.................     36,667,043     37,545,111
Templeton International.........................      7,938,410      8,357,563
Templeton Development Market....................        589,304        830,632
Janus Aspen Worldwide Growth....................     12,205,638     12,161,490
Active Bond.....................................     10,790,817      4,456,669
Health Sciences.................................      1,051,665        366,309
Money Market....................................    131,363,706    124,221,835
AIM Capital Development Series..................        109,836            438

5. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                           FOR THE YEARS AND PERIODS ENDED
                                                      AT DECEMBER 31,                               DECEMBER 31,
                                             ----------------------------------  ---------------------------------------------------
                                                           UNIT                      EXPENSES       INVESTMENT          TOTAL
                                             UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME          RETURN***
        SUBACCOUNT                           (000S)  LOWEST TO HIGHEST  (000S)   LOWEST TO HIGHEST    RATIO**     LOWEST TO HIGHEST
--------------------------                   ------  -----------------  -------  -----------------  -----------  -------------------
V.A. Relative Value         2002             1,076   $ 5.07 to $ 9.72   $ 7,700     1% to 1.25%        0.53%    (42.65)% to (42.52)%
                            2001             1,298     8.84 to 16.91     17,305      1 to 1.25         0.21       (4.02) to (3.76)

V. A. Financial Industries  2002             1,821    11.60 to 11.76     21,132      1 to 1.25         0.88      (20.44) to (20.22)
                            2001             2,281    10.78 to 14.75     33,285      1 to 1.25         0.61      (18.55) to (18.33)

V. A. Strategic Income      2002             1,272    13.90 to 14.13     17,694      1 to 1.25         7.25         6.51 to 6.80
                            2001               893    10.68 to 13.23     17,256      1 to 1.25         7.85         3.24 to 3.52

V. A. Sovereign Investors   2002             1,142    11.55 to 11.74     13,214      1 to 1.25         1.14      (22.27) to (22.05)
                            2001             1,399     9.44 to 15.06     20,819      1 to 1.25         1.61       (6.78) to (6.52)

V. A. Technology            2002             1,116         2.11           2,357        1.25              --/a/         (47.51)
                            2001             1,349     4.02 and 4.03      5,424        1.25            0.01            (44.78)

                    John Hancock Variable Annuity Account JF

                                                                                FOR THE YEARS AND PERIODS ENDED
                                           AT DECEMBER 31,                                DECEMBER 31,
                                  ----------------------------------  -------------------------------------------------
                                                UNIT                      EXPENSES       INVESTMENT           TOTAL
                                  UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME           RETURN***
       SUBACCOUNT                 (000S)  LOWEST TO HIGHEST  (000S)   LOWEST TO HIGHEST    RATIO**      LOWEST TO HIGHEST
------------------------          ------  -----------------  -------  -----------------  -----------  ---------------------
Large Cap Growth          2002      266   $ 5.79 to $ 5.85     1,544     1% to 1.25%        0.34%     (28.78)% to (28.57)%
                          2001      201     8.13 to 9.11       1,636      1 to 1.25         0.21       (18.70) to (18.34)

Fundamental Growth        2002      691     6.79 to 7.20       4,711      1 to 1.25           --/a/    (31.14) to (30.97)
                          2001      687     9.86 to 10.43      8,468      1 to 1.25           --/a/     (33.11) to 4.30

Emerging Markets Equity   2002       36         9.07             324        1.25            0.27             (7.92)
                          2001       15     9.81 to 9.93         150        1.25            0.28        (4.83) to (1.50)

International Equity
 Index                    2002       36     6.77 to 6.84         244      1 to 1.25         3.37       (16.21) to (13.09)
                          2001       23     8.08 and 8.14        183     1 and 1.25         1.68      (21.32) and (21.12)

Small Cap Growth          2002      962     9.81 to 11.49      9,496      1 to 1.25           --/a/    (30.87) to (30.66)
                          2001    1,138     9.96 to 16.57     16,270      1 to 1.25           --/a/     (13.69) to 65.70

Global Balanced           2002      232     7.79 and 9.96      2,302        1.25            1.26       (7.48) and (7.43)
                          2001      133     8.42 to 10.76      1,419        1.25            1.25       (7.68) and (7.64)

Multi Cap Growth          2002    1,736     2.96 to 5.82       5,470      1 to 1.25           --/a/    (33.26) to (33.03)
                          2001    1,763     4.43 to 8.69       8,345      1 to 1.25           --/a/    (37.69) to (37.57)

Large Cap Value           2002      732     9.75 to 9.84       7,139      1 to 1.25         1.74       (14.32) to (14.14)
                          2001      452     9.94 to 11.46      5,151      1 to 1.25         1.50        (0.60) to 13.80

Large Cap Value
 CORE                     2002    1,103         8.13           8,975        1.25            1.19            (19.27)
                          2001    1,057    10.07 and 10.09    10,643        1.25            0.98             (5.98)

Fundamental Value         2002      907     7.66 to 8.75       7,882      1 to 1.25         1.28       (18.45) to (18.25)
                          2001      242     9.37 to 10.75      9,415      1 to 1.25         0.94         (8.13) to 7.30

Small/Mid Cap Growth      2002      287         16.19          4,652        1.25            --/a/           (22.13)
                          2001    1,929    11.53 and 20.79     5,033        1.25            --/a/             1.56

                    John Hancock Variable Annuity Account JF

                                                                                         FOR THE YEARS AND PERIODS ENDED
                                                    AT DECEMBER 31,                                DECEMBER 31,
                                           ----------------------------------  ----------------------------------------------------
                                                         UNIT                      EXPENSES       INVESTMENT          TOTAL
                                           UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME          RETURN***
       SUBACCOUNT                          (000S)  LOWEST TO HIGHEST  (000S)   LOWEST TO HIGHEST    RATIO**     LOWEST TO HIGHEST
------------------------                   ------  -----------------  -------  -----------------  -----------  --------------------
Bond Index                2002             1,142   $12.28 to $12.42    14,036     1% to 1.25%        5.31%       8.57% to 8.85%
                          2001               858    11.31 to 11.75      9,707      1 to 1.25         5.85         6.39 to 7.04

Large Cap Aggressive
 Growth                   2002             1,084         5.48           5,941        1.25            --/a/          (32.26)
                          2001             1,205     8.09 to 8.11       9,749        1.25            --/a/          (15.73)

Small/Mid Cap Growth      2002               287    10.27 to 10.94      4,652      1 to 1.25         0.50      (16.30) to (16.02)
                          2001               246    11.90 to 13.06      3,194      1 to 1.25         0.54       (0.73) to (0.48)

Small Cap Value           2002               677         15.07         10,197        1.25            0.63            (7.60)
                          2001               547    16.31 and 16.35     8,916        1.25            0.82            17.59

Real Estate Equity        2002               349    11.44 to 13.24      4,022      1 to 1.25         4.92         0.08 to 0.30
                          2001               153    11.43 to 13.20      1,774      1 to 1.25         5.05         4.38 to 4.68

Managed                   2002             1,414     8.00 to 8.77      11,328        1.25            1.89      (14.36) to (14.35)
                          2001               890     9.34 to 10.32      8,328        1.25            2.00       (4.03) to (4.01)

Short-Term Bond           2002               918    12.08 and 14.82    13,594        1.25            4.29        4.37 and 4.41
                          2001               446    11.54 to 14.20      6,323        1.25            5.16         6.73 to 6.77

Small Cap Equity          2002               171     5.60 to 5.85         965      1 to 1.25         0.24      (29.13) to (28.92)
                          2001                92     7.90 to 8.23         727        1.25            0.10       (5.00) to (4.82)

International
 Opportunities            2002               445     6.72 to 6.79       2,990      1 to 1.25         1.16       (19.33) to 0.89
                          2001                76     8.33 to 8.55         635      1 to 1.25         0.72     (21.86) to (16.70)/c/

Equity Index              2002             1,477     7.16 to 13.49     18,924      1 to 1.25         1.38      (23.27) to (23.08)
                          2001             1,491     8.67 to 17.58     24,640      1 to 1.25         1.15       (13.13) to 75.80

High Yield Bond           2002               718     8.60 to 8.76       6,181      1 to 1.25         9.87       (5.70) to (5.40)
                          2001               656     9.10 to 9.26       5,985      1 to 1.25         9.66         0.88 to 1.09

                    John Hancock Variable Annuity Account JF

                                                                                           FOR THE YEARS AND PERIODS ENDED
                                                    AT DECEMBER 31,                                 DECEMBER 31,
                                           ----------------------------------  -----------------------------------------------------
                                                         UNIT                      EXPENSES       INVESTMENT           TOTAL
                                           UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME           RETURN***
       SUBACCOUNT                          (000S)  LOWEST TO HIGHEST  (000S)   LOWEST TO HIGHEST    RATIO**      LOWEST TO HIGHEST
------------------------                   ------  -----------------  -------  -----------------  -----------  ---------------------

Global Bond               2002               220   $12.10 and $12.20    2,663         1.25%          6.38%      17.36% and 17.42%
                          2001                77    10.31 to 10.47        794        1.25             9.67      (2.74) and (2.72)

Growth & Income           2002             3,092     5.66 to 9.99      17,660      1 to 1.25          0.72     (23.10) to (22.57)
                          2001             2,153     7.31 to 12.97     26,232      1 to 1.25          0.44     (26.40) to 29.70/c/

AIM V. I. Growth          2002             1,579         4.30           6,791        1.25            --/a/           (31.85)
                          2001             1,876     6.31 and 6.32     26,485        1.25             0.21           (34.68)

AIM V.I. Premier Equity   2002             2,656         5.90          15,675        1.25             0.31           (31.16)
                          2001             3,091     8.57 and 8.59     11,832        1.25             0.14           (13.61)

MFS Growth Series         2002             1,201         6.14           7,375        1.25            --/a/           (28.44)
                          2001             1,281     8.58 and 8.60     10,988        1.25             0.11           (25.07)

MFS New Discovery Series  2002               494         9.35           4,624        1.25            --/a/           (32.49)
                          2001               535    11.90 to 13.89      7,417        1.25            --/a/           (6.23)

MFS Research Series       2002               868         6.46           5,606        1.25             0.28           (25.49)
                          2001               971     8.67 to 10.75      8,411        1.25             0.01           (22.17)

Fidelity VIP II
 Contrafund               2002             1,748         8.28          14,473        1.25             0.71           (10.49)
                          2001             1,646     9.25 to 9.28      15,231        1.25             0.64           (13.47)

Fidelity VIP Growth       2002             2,427         5.92          14,367        1.25             0.15           (31.08)
                          2001             2,501     8.59 to 10.82     21,486        1.25            --/a/           (18.73)

Fidelity VIP II Overseas
 Equity                   2002               860         6.10           5,245        1.25             0.76           (21.09)
                          2001               961     7.75 to 10.43      7,447        1.25             2.27           (22.27)

                    John Hancock Variable Annuity Account JF

                                                                                   FOR THE YEARS AND PERIODS ENDED
                                          AT DECEMBER 31,                                   DECEMBER 31,
                                 ----------------------------------  -------------------------------------------------------
                                               UNIT                      EXPENSES       INVESTMENT            TOTAL
                                 UNITS       FAIR VALUE     ASSETS        RATIO*          INCOME            RETURN***
       SUBACCOUNT                (000S)  LOWEST TO HIGHEST  (000S)   LOWEST TO HIGHEST    RATIO**       LOWEST TO HIGHEST
-----------------------          ------  -----------------  -------  -----------------  -----------  -----------------------
Templeton International   2002     313        $ 7.09        $ 2,219        1.25%           1.63%            (19.61)%
                          2001     366     8.82 and 8.84      3,226        1.25            3.07             (17.03)

Templeton Development
 Market                   2002     140          7.12            998        1.25            1.48             (1.39)
                          2001     173     7.22 and 7.24      1,249        1.25            0.93             (9.30)

Janus Aspen Worldwide
 Growth                   2002     322          5.07          1,632        1.25            0.59             (26.52)
                          2001     322     6.90 and 6.91      2,224        1.25            0.49             (23.67)

Active Bond               2002   2,058      11 to 14.02      22,745      1 to 1.25         5.30         5.87 to 6.21
                          2001   1,199    10.39 to 13.20     16,071      1 to 1.25         3.39/b/    3.90/c/ to 32.00/c/

Health Sciences           2002     178          7.69          1,372        1.25            0.28             (20.97)
                          2001     101     9.73 to 9.74         981        1.25            0.03/b/          (2.70)/c/

Money Market              2002   5,605    10.15 to 12.17     57,112      1 to 1.25         1.44        (0.30) to (0.50)
                          2001   4,913    10.12 to 12.11     49,970      1 to 1.25         1.02/b/         (4.53)/c/ to

AIM V. I. Capital
 Development Series       2002      14          7.45            103        1.25              --/a/          (24.52)/c/

* These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated, divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                    John Hancock Variable Annuity Account JF

A Portfolio distributed no dividends during the period.

B From commencement of Subaccount operations as follows (Investment Income Ratio is annualized):

              SUBACCOUNT                   2002             2001
              ----------                   ----             ----
Active Bond............................                     May 2
Health Sciences........................                     May 2
Money Market...........................                     May 2
AIM Capital Development Series.........    May 6

C From commencement of product operations as follows (For the year or period ending December 31, 2001, total return was calculated using a beginning accumulation unit value of $10. This value represents the accumulation unit value at the inception of the investment option):

              SUBACCOUNT                 2002                          2001
              ----------                 ----                          ----
International Opportunities.......   September 16
Growth & Income...................                   October 22 and November 14, respectively
Active Bond                                             May 1 and November 15, respectively
Health Sciences...................                                     May 1
Money Market......................                      May 1 and November 15, respectively
AIM Capital Development Series....       May 6

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, in 2001 the Company changed its method of accounting for derivatives.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 14, 2003

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEETS

                                                                       DECEMBER 31
                                                                     2002        2001
                                                                  ----------  ----------
                                                                      (IN MILLIONS)
ASSETS
Investments - Notes 3 and 4
Fixed maturities:
 Held-to-maturity - at amortized cost (fair value: 2002 -
  $83.3; 2001 - $82.1)........................................    $    83.8   $    83.7
 Available-for-sale - at fair value (cost: 2002 - $2,949.3;
  2001 - $2,391.9)............................................      3,011.3     2,412.5
Equity securities:
 Available-for-sale - at fair value (cost: 2002 - $11.1;
  2001 - $12.1)...............................................         11.9        13.1
Mortgage loans on real estate.................................        668.4       580.9
Real estate...................................................         20.4        20.6
Policy loans..................................................        359.4       352.0
Short-term investments........................................          0.1          --
Other invested assets.........................................         88.8        39.6
                                                                  ---------   ---------
 Total Investments............................................      4,244.1     3,502.4
Cash and cash equivalents.....................................        202.9       115.4
Accrued investment income.....................................         70.1        60.8
Premiums and accounts receivable..............................          3.8        12.5
Deferred policy acquisition costs.............................      1,164.8     1,060.8
Reinsurance recoverable - Note 6..............................        149.2       110.4
Other assets..................................................        122.9       121.8
Separate account assets.......................................      5,883.7     6,729.1
                                                                  ---------   ---------
 Total Assets.................................................    $11,841.5   $11,713.2
                                                                  =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                     DECEMBER 31,
                                                                   2002        2001
                                                                 ---------  ----------
                                                                    (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities
Future policy benefits ........................................  $ 4,068.7   $ 3,335.4
Policyholders' funds ..........................................        3.3         3.0
Unearned revenue ..............................................      243.5       221.0
Unpaid claims and claim expense reserves ......................       24.7        25.0
Dividends payable to policyholders ............................        0.4         0.3
Income taxes - Note 5 .........................................      229.8       191.1
Other liabilities .............................................      298.5       242.7
Separate account liabilities ..................................    5,883.7     6,729.1
                                                                 ---------   ---------
 Total Liabilities ............................................   10,752.6    10,747.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized
 and outstanding ..............................................        2.5         2.5
Additional paid in capital ....................................      572.4       572.4
Retained earnings .............................................      492.6       377.8
Accumulated other comprehensive income ........................       21.4        12.9
                                                                 ---------   ---------
 Total Shareholder's Equity ...................................    1,088.9       965.6
                                                                 ---------   ---------
 Total Liabilities and Shareholder's Equity ...................  $11,841.5   $11,713.2
                                                                 =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME

                                                        YEARS ENDED DECEMBER 31,
                                                         2002      2001      2000
                                                        --------  -------  -------
                                                              (IN MILLIONS)
REVENUES
Premiums .............................................. $ 58.5    $ 60.1    $ 28.6
Universal life and investment-type product charges ....  356.0     365.4     337.1
Net investment income - Note 3 ........................  270.1     227.0     213.4
Net realized investment and other gains (losses),
 net of related amortization of deferred policy
 acquisition costs of $(7.5), $(1.5) and $(3.8),
 respectively - Notes 1, 3, and 9 .....................  (20.8)     (9.0)    (10.6)
Other revenues ........................................    1.3      24.0       0.2
                                                        ------    ------    ------
Total revenues ........................................  665.1     667.5     568.7

BENEFITS AND EXPENSES
Benefits to policyholders .............................  344.1     294.1     248.6
Other operating costs and expenses ....................   69.0      76.2     116.8
Amortization of deferred policy acquisition
 costs, excluding amounts related to net realized
 investment and other gains (losses) of $(7.5),
 $(1.5) and $(3.8), respectively - Notes 1, 3 and 9 ...   60.0      67.1      34.0
Dividends to policyholders ............................   18.8      21.4      26.1
                                                        ------    ------    ------

Total benefits and expenses ...........................  491.9     458.8     425.5
                                                        ------    ------    ------

Income before income taxes and cumulative effect
 of accounting change .................................  173.2     208.7     143.2

Income taxes - Note 5 .................................   58.4      62.2      43.8
                                                        ------    ------    ------

Income before cumulative effect of accounting
 change ...............................................  114.8     146.5      99.4

Cumulative effect of accounting change, net of tax ....     --      (1.6)       --
                                                        ------    ------    ------

Net income ............................................ $114.8    $144.9    $ 99.4
                                                        ======    ======    ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                            AND COMPREHENSIVE INCOME

                                                                                       ACCUMULATED
                                                                ADDITIONAL                OTHER          TOTAL
                                                    COMMON       PAID IN    RETAINED  COMPREHENSIVE  SHAREHOLDER'S   OUTSTANDING
                                                    STOCK        CAPITAL    EARNINGS     INCOME         EQUITY         SHARES
                                                    ------      ----------  --------  -------------  -------------   -----------
                                                                        (IN MILLIONS, EXCEPT FOR SHARE AMOUNTS)
Balance at January 1, 2000.......................    $2.5         $572.4     $133.5     $(13.4)        $  695.0         50.0

Comprehensive income:
Net income.......................................                              99.4                        99.4
Other comprehensive income, net of tax:
 Net unrealized gains............................                                         11.2             11.2
                                                                                                       --------
Comprehensive income.............................                                                         110.6
                                                     ----         ------     ------     ------         --------         ----
Balance at December 31, 2000.....................    $2.5         $572.4     $232.9     $ (2.2)        $  805.6         50.0
                                                     ====         ======     ======     ======         ========         ====

Comprehensive income:
Net income.......................................                             144.9                       144.9
Other comprehensive income, net of tax:
 Net unrealized gains............................                                          7.9              7.9
                                                                                                       --------
Comprehensive income.............................                                                         152.8
Change in accounting principle...................                                          7.2              7.2
                                                     ----         ------     ------     ------         --------         ----
Balance at December 31, 2001.....................    $2.5         $572.4     $377.8     $ 12.9         $  965.6         50.0
                                                     ====         ======     ======     ======         ========         ====

Comprehensive income:
 Net income......................................                             114.8                       114.8
Other comprehensive income, net of tax:
 Net unrealized gains............................                                         10.0             10.0
 Cash Flow Hedges................................                                         (1.5)            (1.5)
                                                                                                       --------
Comprehensive income.............................                                                         123.3
                                                     ----         ------     ------     ------         --------         ----
BALANCE AT DECEMBER 31, 2002.....................    $2.5         $572.4     $492.6     $ 21.4         $1,088.9         50.0
                                                     ====         ======     ======     ======         ========         ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                  YEARS ENDED DECEMBER 31,
                                                                               2002        2001        2000
                                                                             ----------  ----------  ----------
                                                                                      (IN MILLIONS)
Cash flows from operating activities:
 Net income                                                                  $   114.8   $   144.9    $  99.4
   Adjustments to reconcile net income to
    net cash (used in) provided by operating activities:
    Amortization of discount - fixed maturities...........................        (0.3)       (0.4)      (1.9)
    Net realized investment and other losses..............................        20.8         9.0       10.6
    Change in deferred policy acquisition costs...........................      (124.6)      (74.1)    (141.5)
    Depreciation and amortization.........................................         1.3         0.3        1.9
    Increase in accrued investment income.................................        (9.3)       (8.6)     (10.2)
    Decrease (increase) in premiums and accounts receivable...............         8.7        (5.5)       0.3
    (Increase) decrease in other assets and other liabilities, net........       (28.0)     (159.2)      70.7
    (Decrease) increase in policy liabilities and accruals, net...........       (53.3)      289.1     (401.1)
    Increase in income taxes .............................................        33.5       118.7       22.5
                                                                             ---------   ---------    -------
    Net cash (used in) provided by operating activities...................       (36.4)      314.2     (349.3)
Cash flows from investing activities:
 Sales of:
   Fixed maturities available-for-sale....................................       460.2       184.6      194.6
   Equity securities available-for-sale...................................         7.4         6.0        1.0
   Real estate ...........................................................         0.3         3.3        0.2
   Short-term investments and other invested assets ......................          --          --        1.3
 Maturities, prepayments and scheduled redemptions of:
   Fixed maturities held-to-maturity......................................         3.2         4.5       79.9
   Fixed maturities available-for-sale....................................       155.7       180.4       91.5
   Short-term investments and other invested assets.......................        24.9        46.5       10.1
   Mortgage loans on real estate .........................................        90.7        66.4       85.6
 Purchases of:
   Fixed maturities held-to-maturity .....................................        (3.1)       (5.1)    (127.2)
   Fixed maturities available-for-sale ...................................    (1,174.5)   (1,112.3)    (424.7)
   Equity securities available-for-sale...................................        (3.9)       (6.1)      (0.6)
   Real estate ...........................................................        (0.1)       (0.6)      (0.4)
   Short-term investments and other invested assets.......................       (73.3)      (39.6)     (38.8)
   Mortgage loans on real estate issued...................................      (170.4)      (85.0)    (100.5)
   Other, net.............................................................       (10.1)      (25.6)     (41.5)
                                                                             ---------   ---------    -------
    Net cash used in investing activities.................................   $  (693.0)  $  (782.6)   $(269.5)


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                  YEARS ENDED DECEMBER 31,
                                                 2002       2001        2000
                                               ---------  ---------  -----------
                                                       (IN MILLIONS)
Cash flows from financing activities:
 Universal life and investment-type contract
  deposits ..................................  $1,232.1   $1,220.7    $1,067.2
 Universal life and investment-type contract
  maturities and withdrawals ................    (415.2)    (914.2)     (430.7)
                                               --------   --------    --------
 Net cash provided by financing activities ..     816.9      306.5       636.5
                                               --------   --------    --------
 Net increase (decrease) in cash and cash
  equivalents ...............................      87.5     (161.9)       17.7
Cash and cash equivalents at beginning of
  year ......................................     115.4      277.3       259.6
                                               --------   --------    --------
Cash and cash equivalents at end of year ....  $  202.9   $  115.4    $  277.3
                                               ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

BASIS OF PRESENTATION

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Special purpose entities (SPEs) in which the Company does not have a controlling financial interest are accounted for under guidance appropriate to each relationship.

REORGANIZATION AND INITIAL PUBLIC OFFERING

Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock Mutual Life Insurance Company changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and
102.0 million shares of common stock were issued at a price of $17.00 per share.

INVESTMENTS

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Equity securities include common stock and non-redeemable preferred stock, and are classified as available for sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. The carrying value of the Company's real estate to be disposed of was $10.6 million at December 31, 2002 and 2001, and is reported in real estate in the investment section of the consolidated balance sheets.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change will be recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiry or sale of the hedged item, a final fair value change for the hedged item will be recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss will continue to be reported in other comprehensive income and then reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income would be immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

DEFERRED POLICY ACQUISITION COSTS

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2002, the Company's DAC costs are deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2002, the average discount rate was 6.2% and the total amortization period life was 30 years for universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amortization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million of unearned revenue and $1.3 million in policy benefit reserves) in the variable life business in the Protection Segment. The impact on net income of the Q3 unlocking a reduction of approximately $16.5 million. Total amortization of DAC, including the acceleration of amortization of DAC mentioned above, was $60.0 million, $67.1 million and $34.0 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

REINSURANCE

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

VALUE OF BUSINESS ACQUIRED

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 - Value of Business Acquired for presentation of summarized financial information regarding VOBA.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject in some cases to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 6.3%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue.

Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.

PARTICIPATING INSURANCE

Participating business represents approximately 5.4% and 7.6% of the Company's life insurance in-force at December 31, 2002 and 2001, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

REVENUE RECOGNITION

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

FEDERAL INCOME TAXES

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

FOREIGN CURRENCY TRANSLATION

Gains or losses on foreign currency transactions are reflected in earnings.

CUMULATIVE EFFECT OF ACCOUNTING CHANGES

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

RECENT ACCOUNTING PRONOUNCEMENTS

FASB Derivative Implementation Group Issue No. 36 - Embedded Derivatives:
Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument

In February 2002, the Derivative Implementation Group (DIG) exposed for comment SFAS No. 133 Implementation Issue No. 36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG B36). DIG B36 addresses whether FAS 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36 modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation. DIG B 36 is not expected to be finalized by the FASB until the second quarter of 2003.

If DIG B36 is finalized in its current form, the Company has determined that certain of its reinsurance receivables/ (payables) would contain embedded derivatives requiring bifurcation. The Company has not yet determined the fair value of the related embedded derivatives in these products. Management believes that the embedded derivatives would not have a material impact on the Company's consolidated financial positions, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation 46 - Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In January 2003, the FASB issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are identified by the exposure of a party to the VIE to a majority of either the expected losses or residual rewards of the VIE, or both. Such parties are primary beneficiaries of the VIE and FIN 46 requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46 also requires new disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46 apply immediately to VIEs created after January 31, 2003 and to VIEs in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003.

The Company does not believe it is reasonably possible that any of its relationships with VIEs would lead to the Company consolidating any of them. The Company also estimates that none of its relationships with VIEs are significant to the Company.

SFAS No. 148 - Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. SFAS No. 148 is relevant to the Company to the extent that the Company is allocated stock-based compensation expenses from JHFS, its ultimate corporate parent, which conducts stock-based compensation programs. JHFS will adopt the fair value provisions of SFAS No. 123 as of January 1, 2003 and utilize the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. Adoption by JHFS of the fair value provisions of SFAS No. 123 will have a material impact on JHFS' net income, and on the Company's net income. JHFS has adopted the disclosure provisions of SFAS No. 148.

For the periods covered by this report, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied by JHFS. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. JHFS adopted APB No. 25 upon its demutualization and IPO effective February 1, 2000. Compensation cost for stock options, if any, is measured as the excess of the quoted market price of the JHFS's stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used. On March 31, 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB No. 25" (FIN 44). FIN 44 clarifies guidance for certain issues that arose in the application of APB No. 25. JHFS was required to adopt the Interpretation on July 1, 2000. FIN 44 did not have a material impact on the JHFS's or the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

FASB Interpretation No. 45 - Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote. As of December 31, 2002, the Company performed a review of its contractual obligations and found none which fall under the scope of FIN 45.

Issue 01-10 - Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

SFAS No. 142 - Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's results of operations or financial position.

SFAS No. 141, Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's results of operations or financial position.

Issue No. 99-20 - Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

SFAS No. 140 - Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

CODIFICATION

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL use to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.

NOTE 2 - RELATED PARTY TRANSACTIONS

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in deferred acquisition costs on the Company's balance sheets, net investment income and other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $161.8 million, $155.1 million and $170.6 million for the year ended December 31, 2002, 2001 and 2000, respectively. As of December 31, 2002 and 2001, respectively, the Company owed John Hancock $15.2 million and $17.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $1.4 million, $11.8 million and $24.2 million of cash for tax, commission and expense allowances for the years ended December 31, 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $1.1 million, $1.7 million and $0.9 million for the years ended December 31, 2002, 2001 and 2000, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.2 million and $107.5 million as of December 31, 2002 and 2001, respectively. This agreement had no impact on the Company's gain from operations before income taxes.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.4 million and $1.0 million from the Company in 2002, 2001 and 2000, respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million, $0.8 million and $1.1 million in 2002, 2001, and 2000, respectively.

At December 31, 2002 and 2001, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2002 and 2001, the Company had no outstanding borrowings under this agreement.

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $ 9.3 million, $10.4 million and $16.0 million in 2002, 2001 and 2000, respectively. The pension plan prepaid expense allocated to the Company amounted to $72.6 million and $64.3 million in 2002 and 2001, respectively.

NOTE 3 - INVESTMENTS

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                    YEARS ENDED DECEMBER 31,
                                                     2002     2001      2000
                                                    -------  -------  -------
                                                         (IN MILLIONS)
NET INVESTMENT INCOME
 Fixed maturities ...............................   $201.3   $160.1    $138.5
 Equity securities ..............................      0.1      0.3       0.2
 Mortgage loans on real estate ..................     46.8     42.3      44.3
 Real estate ....................................      4.5      2.3       4.1
 Policy loans ...................................     20.9     21.1      17.1
 Short-term investments .........................      1.6      6.3      19.4
 Other ..........................................      2.5      3.3       1.1
                                                    ------   ------    ------
 Gross investment income ........................    277.7    235.7     224.7
   Less investment expenses .....................      7.6      8.7      11.3
                                                    ------   ------    ------
    Net investment income .......................   $270.1   $227.0    $213.4
                                                    ======   ======    ======

NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES),
 NET OF RELATED AMORTIZATION OF DEFERRED POLICY
 ACQUISITION COSTS
 Fixed maturities ................................  $(39.9)  $(25.1)   $(16.0)
 Equity securities ...............................     2.5      3.8       0.8
 Mortgage loans on real estate and real estate ...     0.8     (1.2)     (2.3)
 Derivatives and other invested assets ...........     8.3     12.0       3.1
 Amortization adjustment for deferred policy
  acquisition costs ..............................     7.5      1.5       3.8
                                                    ------   ------    ------
 Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs ..............................  $(20.8)  $ (9.0)   $(10.6)
                                                    ======   ======    ======

Gross gains of $12.7 million, $6.5 million, and $1.5 million and gross losses of $13.3 million, $3.3 million, and $6.0 million in 2002, 2001 and 2000, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                                                           GROSS       GROSS
                                                              AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                                                COST       GAINS       LOSSES      VALUE
                                                              ---------  ----------  ----------  ----------
                                                                             (IN MILLIONS)
DECEMBER 31, 2002
HELD-TO-MATURITY:
 Corporate securities .....................................   $   72.8     $  0.2     $ (0.8)     $   72.2
 Mortgage-backed securities ...............................       11.0        0.4       (0.3)         11.1
                                                              --------     ------     ------      --------
   Total ..................................................   $   83.8     $  0.6     $ (1.1)     $   83.3
                                                              ========     ======     ======      ========
AVAILABLE-FOR-SALE:
 Corporate securities .....................................   $2,426.5     $127.3     $(82.3)     $2,471.5
 Mortgage-backed securities ...............................      489.9       28.6      (14.1)        504.4
 Obligations of states and political subdivisions .........        6.2        0.3         --           6.5
 Debt securities issued by foreign governments ............        3.6        0.3       (0.1)          3.8
 U.S. Treasury securities and obligations of U.S.
  government corporations and agencies ....................       23.1        2.0         --          25.1
                                                              --------     ------     ------      --------
 Total fixed maturities ...................................    2,949.3      158.5      (96.5)      3,011.3
 Equity securities ........................................       11.1        0.9       (0.1)         11.9
                                                              --------     ------     ------      --------
   Total ..................................................   $2,960.4     $159.4     $(96.6)     $3,023.2
                                                              ========     ======     ======      ========

                                                                         GROSS       GROSS
                                                            AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                                                              COST       GAINS       LOSSES      VALUE
                                                            ---------  ----------  ----------  ----------
                                                                           (IN MILLIONS)
DECEMBER 31, 2001
HELD-TO-MATURITY:
 Corporate securities ....................................  $   65.0     $  --       $ 0.8      $   64.2
 Mortgage-backed securities ..............................      18.7       0.2         1.0          17.9
                                                            --------     -----       -----      --------
   Total fixed maturities held-to-maturity ...............  $   83.7     $ 0.2       $ 1.8      $   82.1
                                                            ========     =====       =====      ========
AVAILABLE-FOR-SALE:
 Corporate securities ....................................  $1,867.5     $67.5       $44.2      $1,890.8
 Mortgage-backed securities ..............................     296.7       6.3         4.7         298.3
 Obligations of states and political subdivisions ........       0.9        --          --           0.9
 Debt securities issued by foreign governments ...........       7.2       0.5          --           7.7
 U.S. Treasury securities and obligations of U.S.
  government corporations and agencies ...................     219.6       1.1         5.9         214.8
                                                            --------     -----       -----      --------
 Total ...................................................   2,391.9      75.4        54.8       2,412.5
 Equity securities .......................................      12.1       1.5         0.5          13.1
                                                            --------     -----       -----      --------
   Total .................................................  $2,404.0     $76.9       $55.3      $2,425.6
                                                            ========     =====       =====      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below:

                                                          AMORTIZED     FAIR
                                                            COST       VALUE
                                                         ----------  ----------
                                                            (IN MILLIONS)
HELD-TO-MATURITY:
Due in one year or less...............................    $    2.3    $    2.3
Due after one year through five years.................         2.8         2.9
Due after five years through ten years................        15.6        15.6
Due after ten years...................................        52.1        51.4
                                                          --------    --------
Mortgage-backed securities............................        11.0        11.1
                                                          --------    --------
Total.................................................    $   83.8    $   83.3
                                                          ========    ========
AVAILABLE-FOR-SALE:
Due in one year or less...............................    $  146.0    $  148.0
Due after one year through five years.................       868.7       892.8
Due after five years through ten years................       969.3       989.5
Due after ten years...................................       475.4       476.6
                                                          --------    --------
Mortgage-backed securities............................       489.9       504.4
                                                          --------    --------
Total.................................................    $2,949.3    $3,011.3
                                                          ========    ========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $169.9 million and $300.0 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                       BALANCE AT                          BALANCE AT
                                       BEGINNING                              END
                                        OF YEAR    ADDITIONS  DEDUCTIONS    OF YEAR
                                       ----------  ---------  ----------  ------------
                                                       (IN MILLIONS)
Year ended December 31, 2002
 Mortgage loans on real estate........    $5.5         --        $2.6         $2.9
 Real estate to be disposed of........     0.8         --         0.8           --
                                          ----       ----        ----         ----
 Total................................    $6.3         --        $3.4         $2.9
                                          ====       ====        ====         ====
Year ended December 31, 2001
 Mortgage loans on real estate........    $5.0       $1.7        $1.2         $5.5
 Real estate to be disposed of........     0.7        0.1          --          0.8
                                          ----       ----        ----         ----
 Total................................    $5.7       $1.8        $1.2         $6.3
                                          ====       ====        ====         ====
Year ended December 31, 2000
 Mortgage loans on real estate........    $3.8       $1.2        $ --         $5.0
 Real estate to be disposed of........      --        0.7          --          0.7
                                          ----       ----        ----         ----
 Total................................    $3.8       $1.9        $ --         $5.7
                                          ====       ====        ====         ====



At December 31, 2002 and 2001 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                DECEMBER 31,
                                                               2002     2001
                                                             --------  --------
                                                              (IN MILLIONS)
Impaired mortgage loans on real estate with provision for
 losses...................................................        --    $ 2.4
Provision for losses......................................        --     (1.2)
                                                                ----    -----
Net impaired mortgage loans on real estate................        --    $ 1.2
                                                                ====    =====

The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                     2002      2001      2000
                                                   --------  --------  --------
                                                         (IN MILLIONS)
Average recorded investment in impaired loans.....   $1.2      $3.3      $2.1
Interest income recognized on impaired loans......     --       0.5       0.3

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Restructured mortgage loans aggregated $3.5 million as of December 31, 2002 and
$3.3 million as of December 31, 2001.   The expected gross interest income that
would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                  --------------------------
                                                    2002      2001     2000
                                                  --------  --------  ------
                                                         (IN MILLIONS)
Expected.......................................     $0.3      $0.4      $0.2
Actual.........................................      0.2       0.4       0.2

At December 31, 2002, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          CARRYING     GEOGRAPHIC                  CARRYING
PROPERTY TYPE              AMOUNT      CONCENTRATION                AMOUNT
----------------------  -------------  -----------------------  ---------------
                        (IN MILLIONS)                            (IN MILLIONS)
Apartments............     $109.8      East North Central.....      $ 80.2
Hotels................       24.7      East South Central.....        26.1
Industrial............       84.4      Middle Atlantic........        62.3
Office buildings......      179.0      Mountain...............        42.8
Retail................       76.9      New England............        46.6
Mixed Use.............         --      Pacific................       135.5
Agricultural..........       11.4      South Atlantic.........       186.3
Other.................      174.0      West North Central.....        23.9
                             11.1      West South Central.....        64.4
                                       Canada/Other...........         3.2
Allowance for losses..       (2.9)     Allowance for losses...        (2.9)
                           ------                                   ------
Total.................     $668.4      Total..................      $668.4
                           ======                                   ======

Bonds with amortized cost of $26.9 million were non-income producing for year ended December 31, 2002.

No depreciation expense on investment real estate was realized for the year ended December 31, 2002. Depreciation expense on investment real estate was $0.3 million in 2001 and $0.6 million in 2000. Accumulated depreciation was $2.8 million, and $2.8 million at December 31, 2002, and 2001, respectively.

NOTE 4 - DERIVATIVES AND HEDGING INSTRUMENTS

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2002 and 2001 was $6.4 million and $16.7 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2002 and 2001 was $ $45.8 million and $12.0 million and appears on the consolidated balance sheet in other liabilities.

FAIR VALUE HEDGES

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

At December 31, 2002 and 2001, the Company recognized net gains of $0.9 million and net losses of $3.0 million, related to the ineffective portion of its fair value hedges, and no net gain and a net loss of $0.1 million, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2002, all of the Company's hedged firm commitments qualified as fair value hedges.

CASH FLOW HEDGES

The Company used interest rate cap and floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses. Amounts are reclassified from other comprehensive income if interest rates fall below certain levels.

At December 31, 2002 and 2001, the Company recognized no gains or losses related to the ineffective portion of its cash flow hedges, and a net loss of $1.5 million and a net gain of $0.2 million related to the portion of the hedging instruments that was excluded from the assessment of hedge effectiveness. This amount is recorded in net realized investment and other gains and losses. All of the Company's hedged forecasted transactions qualified as cash flow hedges in 2002.

No amounts were reclassified from other accumulated comprehensive income to earnings in 2002 and it is anticipated that no amounts will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The Company does not enter into hedging transactions for variable cash flows thus the Company currently has no maximum length for which variable cash flows are hedged.

During 2002, none of the Company's cash flow hedges were discontinued because of the probability that the original forecasted transaction would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

There was no transition adjustment for the adoption of SFAS No.133 representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. There were no losses incurred for the effective portion of the change in fair value of derivative instruments designated as cash flow hedges and added to accumulated other comprehensive income.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into interest rate floor agreements to manage exposure to interest rate risk associated with minimum interest rates guarantees in certain of its life insurance and annuity businesses.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5 - INCOME TAXES

The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:

                                                        YEAR ENDED DECEMBER 31,
                                                      --------------------------
                                                       2002      2001     2000
                                                      --------  ------  --------
                                                           (IN MILLIONS)
Current taxes:
 Federal...........................................   $ (9.8)   $30.1    $15.2
 Foreign...........................................     (0.2)      --      0.6
                                                      ------    -----    -----
                                                       (10.0)    30.1     15.8
Deferred taxes:
 Federal...........................................     68.4     32.1     28.0
                                                      ------    -----    -----

 Total income taxes................................   $ 58.4    $62.2    $43.8
                                                      ======    =====    =====

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                     YEAR ENDED DECEMBER 31,
                                                   -------------------------
                                                    2002     2001      2000
                                                   ------   -------   ------
                                                         (IN MILLIONS)
Tax at 35%......................................    $60.6    $73.0     $50.1
Add (deduct):
 Equity base tax................................       --     (9.0)     (5.6)
 Prior years taxes..............................      2.2      2.1        --
 Tax credits....................................     (0.8)    (0.4)     (0.6)
 Foreign taxes..................................      0.2       --       0.6
 Tax exempt investment income...................     (3.6)    (5.6)     (0.7)
 Other..........................................     (0.2)     2.1        --
                                                    -----    -----     -----
   Total income taxes...........................    $58.4    $62.2     $43.8
                                                    =====    =====     =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                DECEMBER 31,
                                                               2002      2001
                                                              -------  --------
                                                               (IN MILLIONS)
DEFERRED TAX ASSETS:
 Policy reserve adjustments................................   $250.0    $238.1
 Other employee benefits...................................     20.2      20.1
 Book over tax basis of investments........................     12.0      12.0
                                                              ------    ------
   Total deferred tax assets...............................    282.2     270.2
                                                              ------    ------
DEFERRED TAX LIABILITIES:
 Deferred policy acquisition costs.........................    419.5     373.7
 Depreciation..............................................      2.1       2.1
 Basis in partnerships.....................................       --       0.6
 Market discount on bonds..................................      2.9       1.2
 Lease income..............................................     71.5      47.0
 Unrealized gains..........................................     12.8       6.8
 Other.....................................................     10.6        --
                                                              ------    ------
   Total deferred tax liabilities..........................    519.4     431.4
                                                              ------    ------
   Net deferred tax liabilities............................   $237.2    $161.2
                                                              ======    ======

The Company made income tax payments of $27.2 million and $62.9 million in 2002 and 2000, respectively and received an income tax refund of $32.4 million in 2001.

NOTE 6 - REINSURANCE

The effect of reinsurance on premiums written and earned was as follows:

                               2002               2001               2000
                        ------------------  -----------------  -----------------
                                  PREMIUMS           PREMIUMS            PREMIUMS
                        WRITTEN    EARNED   WRITTEN   EARNED   WRITTEN    EARNED
                        --------  --------  -------  --------  -------  ----------
                                             (IN MILLIONS)
Life Insurance:
 Direct...............  $105.3    $105.3    $ 82.0   $ 82.0    $34.1      $34.1
 Ceded................   (46.8)    (46.8)    (21.9)   (21.9)    (5.5)      (5.5)
                        ------    ------    ------   ------    -----      -----
   Net life insurance
    premiums..........  $ 58.5    $ 58.5    $ 60.1   $ 60.1    $28.6      $28.6
                        ======    ======    ======   ======    =====      =====

For the year ended December 31, 2002, 2001 and 2000, benefits to policyholders under life ceded reinsurance contracts were $7.9 million, $3.8 million and $3.0 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 7 - COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has extended commitments to purchase fixed maturity investments, and other invested assets and issue mortgage loans on real estate totaling $28.1 million, $28.0 million and $33.8 million, respectively, at December 31, 2002. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $93.3 million at December 31, 2002. The majority of these commitments expire in 2003.

CONTINGENCIES

CLASS ACTION

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $2.7 million and $7.0 million at December 31, 2002 and 2001, respectively. The Company incurred no costs related to the settlement in 2002 or 2000. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. The Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's initial estimates. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief (ADR) and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in 2001. The adjustment to the reserve in the fourth quarter of 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

Administration of the ADR component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

MODAL PREMIUM

On July 19, 2002, the Company announced it had entered into a class action lawsuit settlement agreement involving policyholders who paid premiums on a monthly, quarterly or semiannual basis, rather than annually. The class action lawsuit, known as the "Modal Premium" action, was filed in a New Mexico state court. As a result of the settlement, the Company established a $6.9 million reserve ($4.5 million after taxes) as of June 30, 2002 to provide for economic relief in the form of a Settlement Death Benefit to the approximately 1.5 million class members who purchased various insurance products from the Company and paid on a monthly, quarterly or semi-annual basis. The reserve also provides for the legal and administrative costs associated with the settlement. In entering into the settlement, the Company specifically denied any wrongdoing. The Settlement Death Benefit Period began on February 19, 2003 and extends for either nine or twelve months, depending upon the age of the class member. Although some uncertainty remains as to the final cost of the settlement, it is expected that it will not differ materially from the amounts presently provided for by the Company.

OTHER MATTERS

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2002. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 8 - SHAREHOLDER'S EQUITY

(a) Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b) Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                          NET
                                                      ACCUMULATED    ACCUMULATED
                                             NET         GAIN           OTHER
                                          UNREALIZED    (LOSS)      COMPREHENSIVE
                                             GAIN       ON CASH        INCOME
                                            (LOSS)    FLOW HEDGES     (LOSSES)
                                          ----------  -----------  ---------------
                                                      (IN MILLIONS)
Balance at January 1, 2000.............    $(13.4)         --          $(13.4)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $9.7 million).........................       8.0          --            18.0
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax benefit of $1.6 million)..      (2.9)         --            (2.9)
    Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred....
 income tax benefit of $2.1 million)...      (3.9)         --            (3.9)
                                           ------       -----          ------
Net unrealized gains (losses)..........      11.2          --            11.2
                                           ------       -----          ------
Balance at December 31, 2000...........    $ (2.2)         --          $ (2.2)
                                           ======       =====          ======

Balance at January 1, 2001.............    $ (2.2)         --          $ (2.2)
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $7.2 million).........................      11.8          --            11.8
Reclassification adjustment for gains
 (losses), realized in net income
 (net of tax expense of $1.1 million)..       2.1          --             2.1
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $3.2 million)...      (6.0)         --            (6.0)
                                           ------       -----          ------
Net unrealized gains (losses)..........       7.9          --             7.9
Change in accounting principle.........       7.2          --             7.2
                                           ------       -----          ------
Balance at December 31, 2001...........    $ 12.9          --          $ 12.9
                                           ======       =====          ======

Balance at January 1, 2002.............    $ 12.9          --          $ 12.9
Gross unrealized gains (losses) (net
 of deferred income tax expense of
 $12.9 million)........................      22.9          --            22.9
Reclassification adjustment for gains
 (losses), realized in net income
 (net of deferred income tax benefit
 of $0.2 million)......................      (0.4)         --            (0.4)
Adjustment to deferred policy
 acquisition costs and present value
 of future profits (net of deferred
 income tax benefit of $6.7 million)...     (12.5)         --           (12.5)
                                           ------       -----          ------
Net unrealized gains (losses)..........      10.0          --            10.0
Net accumulated gains(losses) on cash
 flow hedges (net of deferred income
 tax benefit of $0.8 million)..........        --       $(1.5)           (1.5)
                                           ------       -----          ------
Balance at December 31, 2002...........    $ 22.9       $(1.5)         $ 21.4
                                           ======       =====          ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                      2002     2001     2000
                                                     ------   ------   ------
                                                          (IN MILLIONS)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
   Fixed maturities...............................   $ 62.0   $ 20.6   $ (7.0)
   Equity investments.............................      0.8      1.0      1.0
   Derivatives and other..........................     (0.9)     5.2      0.3
                                                     ------   ------   ------
Total.............................................     61.9     26.8     (5.7)
Amounts of unrealized investment (gains) losses
 attributable to:
 Deferred policy acquisition cost and present
  value of future profits.........................    (26.2)    (7.1)     2.1
 Deferred federal income taxes....................    (12.8)    (6.8)     1.4
                                                     ------   ------   ------
Total.............................................    (39.0)   (13.9)     3.5
                                                     ------   ------   ------
Net unrealized investment gains (losses)..........   $ 22.9   $ 12.9   $ (2.2)
                                                     ======   ======   ======

(c)  Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.

                                                       2002     2001     2000
                                                      ------   ------   ------
                                                           (IN MILLIONS)
Statutory net income...............................   $ 61.4   $ 13.1   $ 26.6
Statutory surplus..................................    682.3    647.0    527.2

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9 - SEGMENT INFORMATION

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

PROTECTION SEGMENT. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

ASSET GATHERING SEGMENT. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                                        ASSET
YEAR ENDED DECEMBER 31, 2002                              PROTECTION  GATHERING  CONSOLIDATED
--------------------------------------------------------  ----------  ---------  ------------
                                                                     (IN MILLIONS)
REVENUES:
 Revenue from external customers........................  $   384.2   $   31.6    $   415.8
 Net investment income..................................      266.8        3.3        270.1
                                                          ---------   --------    ---------
 Segment revenues.......................................  $   651.0   $   34.9    $   685.9
 Net realized investment and other gains (losses).......      (20.4)      (0.4)       (20.8)
                                                          ---------   --------    ---------
 Revenues...............................................  $   630.6   $   34.5    $   665.1
                                                          =========   ========    =========
NET INCOME:
 Segment after-tax operating income.....................      140.2       (8.1)       132.1
 Net realized investment and other gains (losses).......      (12.9)      (0.2)       (13.1)
 Class action lawsuit...................................       (4.5)        --         (4.5)
 Restructuring charges..................................        0.3         --          0.3
                                                          ---------   --------    ---------
 Net income.............................................  $   123.1   $   (8.3)   $   114.8
                                                          =========   ========    =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method....................  $     4.2   $     --    $     4.2
 Amortization of deferred policy acquisition costs......       28.8       31.2         60.0
 Income tax expense.....................................       65.3       (6.9)        58.4
 Segment assets.........................................  $10,325.3   $1,516.2    $11,841.5
NET REALIZED INVESTMENT AND OTHER GAINS (LOSSES) DATA:
 Net realized investment and other gains (losses).......  $   (27.9)  $   (0.4)   $   (28.3)
 Less amortization of deferred policy acquisition
  costs related to net realized investment and
  other gains (losses)..................................        7.5         --          7.5
                                                          ---------   --------    ---------
 Net realized investment and other gains (losses),
  net of related amortization of deferred policy
  acquisition costs - per consolidated financial
  statements............................................      (20.4)      (0.4)       (20.8)
 Less income tax effect.................................        7.5        0.2          7.7
                                                          ---------   --------    ---------
 Net realized investment and other gains (losses),
  net-after-tax adjustment made to calculate segment
  operating income......................................  $   (12.9)  $   (0.2)   $   (13.1)
                                                          =========   ========    =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                          ASSET
YEAR ENDED DECEMBER 31, 2001                PROTECTION  GATHERING   CONSOLIDATED
------------------------------------------  ----------  ---------  --------------
                                                       (IN MILLIONS)
REVENUES:
 Revenues from external customers.........  $  385.1    $   64.4     $   449.5
 Net investment income....................     229.2        (2.2)        227.0
                                            --------    --------     ---------
 Segment revenues.........................  $  614.3    $   62.2     $   676.5
 Net realized investment and other gains
  (losses)................................      (9.0)         --          (9.0)
                                            --------    --------     ---------
 Revenues.................................  $  605.3    $   62.2     $   667.5
                                            ========    ========     =========
NET INCOME:
 Segment after-tax operating income.......  $  130.0    $   22.2     $   152.2
 Net realized investment and other gains
  (losses)................................      (5.6)         --          (5.6)
 Surplus tax..............................       9.1          --           9.1
 Class action lawsuit.....................      (9.2)         --          (9.2)
 Cumulative effect of accounting change,
  net of tax..............................      (1.6)         --          (1.6)
                                            --------    --------     ---------
 Net income...............................  $  122.7    $   22.2     $   144.9
                                            ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method......  $    2.7          --     $     2.7
 Amortization of deferred policy
  acquisition costs.......................      46.6        20.5          67.1
 Income tax expense.......................      54.8         7.4          62.2
 Segment assets...........................  $9,995.5    $1,717.7     $11,713.2
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
 Net realized investment and other gains
  (losses)................................  $  (10.5)         --     $   (10.5)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses)................................       1.5          --           1.5
                                            --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements         (9.0)         --          (9.0)
 Less income tax effect...................       3.4          --           3.4
                                            --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating
  income..................................  $   (5.6)         --     $    (5.6)
                                            ========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                        ASSET
YEAR ENDED DECEMBER 31, 2000              PROTECTION  GATHERING   CONSOLIDATED
----------------------------------------  ----------  ---------  --------------
REVENUES:
 Revenues from external customers.......  $  314.9    $   51.0     $   365.9
 Net investment income..................     215.9        (2.5)        213.4
 Segment revenues.......................  $  530.8    $   48.5     $   579.3
 Net realized investment and other gains
  (losses), net.........................     (10.6)         --         (10.6)
                                          --------    --------     ---------
 Revenues...............................  $  520.2    $   48.5     $   568.7
                                          ========    ========     =========
NET INCOME:
 Segment after-tax operating income.....      96.0         6.3         102.3
 Net realized investment and other gains
  (losses), net.........................      (6.8)         --          (6.8)
 Surplus tax............................       5.4         0.2           5.6
 Other demutualization related costs....      (0.5)       (0.1)         (0.6)
 Restructuring charges..................      (1.1)         --          (1.1)
                                          --------    --------     ---------
 Net income.............................  $   93.0    $    6.4     $    99.4
                                          ========    ========     =========
SUPPLEMENTAL INFORMATION:
 Equity in net income of investees
  accounted for by the equity method....  $    1.3          --     $     1.3
 Amortization of deferred policy
  acquisition costs.....................      17.6        16.4          34.0
 Income tax expense.....................      40.7         3.1          43.8
 Segment assets.........................  $9,326.9    $2,867.8     $12,194.7
NET REALIZED INVESTMENT AND OTHER GAINS
 (LOSSES) DATA:
 Net realized investment and other
  losses................................  $  (14.4)         --     $   (14.4)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses)..............................       3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net of related amortization
  of deferred policy acquisition costs -
  per consolidated financial statements      (10.6)         --         (10.6)
 Less income tax effect.................       3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment and other gains
  (losses), net-after-tax adjustment
  made to calculate segment operating...  $   (6.8)         --     $    (6.8)
                                          --------    --------     ---------

The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

NOTE 10 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Quarterly, reviews are performed on the entire fixed maturity portfolio to assess credit quality, including reviews of all impairments with the Parent Company's Committee of Finance, a sub-committee of the Board of Directors. At the end of each quarter an Investment Review Committee reviews all securities trading below ninety cents on the dollar to determine whether impairments need to be recorded. The results of these quarterly analyses are reviewed by the Parent Company's Committee of Finance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The fair value for equity securities is based on quoted market prices.

The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

The fair value for commitments approximates the amount of the initial commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:

                                                                     DECEMBER 31,
                                                        ---------------------------------------
                                                               2002                 2001
                                                        ------------------  -------------------
                                                        CARRYING    FAIR    CARRYING     FAIR
                                                         VALUE     VALUE     VALUE       VALUE
                                                        --------  --------  --------   --------
                                                                    (IN MILLIONS)
ASSETS:
 Fixed maturities:
   Held-to-maturity..............................       $   83.8  $   83.3  $   83.7   $   82.1
   Available-for-sale............................        3,011.3   3,011.3   2,412.5    2,412.5
 Equity securities:
   Available-for-sale............................           11.9      11.9      13.1       13.1
 Mortgage loans on real estate...................          668.4     718.8     580.9      604.3
 Policy loans....................................          359.4     359.4     352.0      352.0
 Short-term investments..........................            0.1       0.1        --         --
 Cash and cash equivalents.......................          202.9     202.9     115.4      115.4
Derivatives:
 Interest rate swap agreements...................            3.7       3.7       8.8        8.8
 Interest rate cap agreements....................            1.4       1.4       3.5        3.5
 Interest rate floor agreements..................           14.2      14.2       4.5        4.5
 Currency rate swap agreements...................             --        --       0.4        0.4
 Equity collar agreements........................            0.3       0.3       0.8        0.8
LIABILITIES:
 Fixed rate deferred and immediate annuities.....       $  203.6  $  186.7  $   53.1   $   50.3
Derivatives:
 Interest rate swap agreements...................           59.0      59.0      13.2       13.2
 Currency rate swap agreements...................             --        --       0.1        0.1
Commitments......................................             --      93.3        --       57.1

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11 - VALUE OF BUSINESS ACQUIRED

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.

                                                   ACCUMULATED
                                                   AMORTIZATION
                                   GROSS CARRYING   AND OTHER     NET CARRYING
                                       AMOUNT        CHANGES         AMOUNT
                                   --------------  ------------  --------------
                                                 (IN MILLIONS)

DECEMBER 31, 2002
Amortizable intangible assets:
 VOBA ..........................       $25.0         $(19.0)          $6.0
DECEMBER 31, 2001
Amortizable intangible assets:
 VOBA ..........................        25.0          (17.8)           7.2

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                                    2002         2001        2000
                                                                                ------------  ----------  -----------
AGGREGATE AMORTIZATION EXPENSE                                                             (IN MILLIONS)
VOBA amortization, net of tax of $0.4 million,  $0.6 million and $0.5
 million, respectively ....................................................         $0.7         $1.0        $0.9

                                                     TAX EFFECT   NET EXPENSE
                                                     ----------  -------------
ESTIMATED FUTURE AGGREGATE AMORTIZATION EXPENSE
FOR THE YEARS ENDED DECEMBER 31,                          (IN MILLIONS)
2003 .............................................      $0.3         $0.5
2004 .............................................      $0.2         $0.5
2005 .............................................      $0.2         $0.4
2006 .............................................      $0.2         $0.4
2007 .............................................      $0.2         $0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                                                                              ASSET
                                                                                PROTECTION  GATHERING   CONSOLIDATED
                                                                                ----------  ---------   ------------
                                                                                           (IN MILLIONS)
VOBA balance at January 1, 2001 ...........................................       $11.6         --         $11.6
Amortization and other changes during 2001:
 Amortization .............................................................        (1.6)        --          (1.6)
 Adjustment to unrealized gains on securities available-for-sale ..........        (2.8)        --          (2.8)
                                                                                  -----         --         -----
VOBA balance at December 31, 2001 .........................................       $ 7.2         --         $ 7.2
                                                                                  =====         ==         =====





                                                                                              ASSET
                                                                                PROTECTION  GATHERING   CONSOLIDATED
                                                                                ----------  ---------   ------------
                                                                                           (IN MILLIONS)
VOBA balance at January 1, 2002 ...........................................       $ 7.2         --         $ 7.2
Amortization and other changes during 2002:
 Amortization .............................................................        (1.1)        --          (1.1)
 Adjustment to unrealized gains on securities available-for-sale ..........        (0.1)        --          (0.1)
                                                                                  -----         --         -----
VOBA balance at December 31, 2002 .........................................       $ 6.0         --         $ 6.0
                                                                                  =====         ==         =====

                            PART C. OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

1.      Condensed Financial Information. (Part A)

2. Statement of Assets and Liabilities, John Hancock Variable Annuity Account JF. (Part B)

3.      Statement of Operations, John Hancock Variable Annuity Account JF. (Part
        B)

4. Statement of Changes in Net Assets, John Hancock Variable Annuity Account JF. (Part B)

5. Notes to Financial Statements, John Hancock Variable Annuity Account JF. (Part B)

6. Consolidated Balance Sheets, John Hancock Variable Life Insurance Company. (Part B)

7. Consolidated Statements of Income, John Hancock Variable Life Insurance Company. (Part B)

8. Consolidated Statements of Changes in Shareholder's Equity and Comprehensive Income, John Hancock Variable Life Insurance Company. (Part B)

9. Consolidated Statement of Cash Flows, John Hancock Variable Life Insurance Company. (Part B)

10. Notes to Consolidated Financial Statements, John Hancock Variable Life Insurance Company. (Part B)


(B) EXHIBITS:

1. John Hancock Variable Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account JF, dated November 13, 1995, is incorporated by reference by the Registrant, as filed on December 12, 1995.

2.      Not Applicable.

3. (a) Form of Distribution and Servicing Agreement by Signator Investors, Inc. (formerly known as "John Hancock Distributors, Inc."), John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for John Hancock Variable Life Account S (File No. 333-15075) filed April 23, 1997.

    (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on Form N-4 on November 17, 2000.

4. (a) Form of group deferred combination fixed and variable annuity contract and certificate Filed to this File on July 16, 1996.

    (b) Form of nursing home waiver of CDSL rider, previously included in the Registration Statement to File 33-64947 filed on December 12, 1995.

    (c) Form of one year stepped-up death benefit rider, previously included in the Registration Statement to File No. 33-64947 filed on December 12, 1995.

    (d) Form of accidental death benefit rider, previously included in the Registration Statement to File No. 33-64947 filed on December 12, 1995.

5. Form of contract application, previously filed included in the Registration Statement to File No. 33-64947 filed on December 12, 1995.

6. (a) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

    (b) JHVLICO By-laws is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

7.      Not Applicable.

8.      Not Applicable

9. Opinion and Consent of Counsel, incorporated by reference to Registrant's Pre-Effective Amendment No. 1, filed with the Commission on July 16, 1996.

10. (a) Representation of counsel, filed herewith.

    (b) Consent of independent auditors, filed herewith.

    (c) Powers of Attorney for Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Bruce M. Jones, Barbara L. Luddy, Daniel L. Ouellette, Robert
        R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002. Powers of Attorney for Michael A. Bell and Dec Mullarkey, are incorporated by reference from Post-Effective Amendment No. 5 to File No. 333-76660, filed on October 11, 2002.

11.     Not Applicable.

12.     Not Applicable.

13. Diagram of Subsidiaries of John Hancock Financial Services, Inc., John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, are incorporated by reference from the annual report of John Hancock Financial Services, Inc., filed on Form 10K (File No. 1- 15670) on March 20, 2003.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Directors                                Positions with the Depositor
---------                                ----------------------------
Michael A. Bell                          Chairman of the Board
Michele G. Van Leer                      Vice Chairman of the Board and President
Ronald J. Bocage                         Director, Vice President and Counsel
Todd G. Engelsen                         Director and Vice President
Barbara L. Luddy                         Director, Vice President and Actuary
Dec Mullarkey                            Director and Vice President
Daniel L. Ouellette                      Director and Vice President
Robert R. Reitano                        Director, Vice President and Chief Investment
                                         Officer
Paul J. Strong                           Director, Vice President and Illustration Actuary


Executive Officers Other Than Directors
---------------------------------------

Earl W. Baucom                           Controller
Julie H. Indge                           Treasurer
Peter Scavongelli                        Secretary
Roger G. Nastou                          Vice President

All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and JHVLICO own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

Diagram of Subsidiaries of John Hancock Financial Services, Inc., John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, are incorporated by reference from the annual report of John Hancock Financial Services, Inc., filed on Form 10K (File No. 1-15670) on March 20, 2003.

ITEM 27. NUMBER OF CONTRACT OWNERS

Registrant had 8,285 Contract Owners as of March 1, 2003.

ITEM 28. INDEMNIFICATION

Pursuant to Article X of the Company's By-Laws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V, and H, and John Hancock Variable Life Accounts S, U, V, and UV.

(b)  OFFICERS/DIRECTORS of SIGNATOR INVESTORS, INC.

     NAME                               TITLE
     James M. Morris, II                Chairman, CEO and Director
     Wendy A. Benson                    President, COO and Director
     Robert H. Watts                    Executive Vice President Director
     Katherine P. Klingler              Vice President
     Richard A. Brown                   Treasurer
     John A. Morin                      Secretary/Clerk
     Daniel L. Ouellette                Director
     Gregory P. Winn                    Director
     Wayne A. Budd                      Director
     Jeremiah R. Healey, Jr.            Director
     Kendall P. Morgan                  Director

     -----------
     All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

(c) The information under "Distribution" in the statement of additional information, forming a part of this registration statement, is incorporated herein by reference.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of
     Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by
     Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and the (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

(e) John Hancock Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, in the City of Boston and the Commonwealth of Massachusetts, on April 29, 2003.

                                            ON BEHALF OF REGISTRANT

                                            JOHN HANCOCK VARIABLE ANNUITY
                                            ACCOUNT JF (REGISTRANT)

                                            JOHN HANCOCK VARIABLE LIFE
                                            INSURANCE COMPANY

                                            By:  /s/ MICHELE G. VAN LEER
                                                 -----------------------
                                                 Michele G. Van Leer
                                                 Vice Chairman and President

                                            JOHN HANCOCK VARIABLE LIFE INSURANCE
                                            COMPANY (DEPOSITOR)

                                            By:  /s/ MICHELE G. VAN LEER
                                                 -----------------------
                                                 Michele G. Van Leer
                                                 Vice Chairman and President

Attest:  /s/ PETER SCAVONGELLI
         ---------------------
         Peter Scavongelli
         Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                 Title                              Date

/s/ EARL BAUCOM            Controller (Principal Accounting   April 29, 2003
---------------            Officer)
Earl W. Baucom


/s/ JULIE H. INDGE
------------------
Julie H. Indge             Treasurer (Principal Financial     April 29, 2003
                           Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board         April 29, 2003
for herself and as         and President (Acting Principal
Attorney-in-Fact           Executive Officer)
For:
      Michael A. Bell      Chairman of the Board
      Ronald J. Bocage     Director
      Todd G. Engelsen     Director
      Barbara L. Luddy     Director
      Dec Mullarkey        Director
      Daniel L. Ouellette  Director
      Robert R. Reitano    Director
      Paul Strong          Director

Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 2003.

                             ON BEHALF OF REGISTRANT

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                  (REGISTRANT)

                               John Hancock Variable Life Insurance Company

                               By: /s/ MICHELE G. VAN LEER
                                   ---------------------------
                                   Michele G. Van Leer
                                   Vice Chairman and President

                               John Hancock Variable Life Insurance Company
                                   (DEPOSITOR)

                               By: /s/ MICHELE G. VAN LEER
                                   ---------------------------
                                   Michele G. Van Leer
                                   Vice Chairman and President

Attest:  /s/ PETER SCAVONGELLI
         ---------------------
         Peter Scavongelli
         Secretary

                                INDEX TO EXHIBITS

                                    FORM N-4

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

Exhibits

10(a)     Representation of Counsel
10(b)     Consent of Independent Auditors